UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Pennsylvania Real Estate Investment Trust

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2018 PROXY STATEMENT

PREIT®

actionscreatingmomentum

PREIT 2018 Proxy Statement

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 31, 2018

Date:	Thursday, May 31, 2018

Time:	11:00 a.m. Eastern Time

Place:	The Bellevue 200 South Broad Street, Philadelphia, Pennsylvania 19102

Purpose of the Meeting

(1)	To elect eight trustees nominated by the Board of Trustees and named in this Proxy Statement for a term expiring at the 2019 Annual Meeting of Shareholders;

(2)	To provide advisory approval of the Company’s executive compensation;

(3)	To approve the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan;

(4)	To approve the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan;

(5)	To ratify the selection of KPMG LLP as our independent auditor for 2018; and

(6)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Record Date: Our Board of Trustees has fixed the close of business on April 2, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting.

By Order of the Board of Trustees

LISA M. MOST

Secretary

Philadelphia, Pennsylvania

April 20, 2018

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be held on May 31, 2018:

The Company is making this Proxy Statement, a form of proxy card, and PREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 available electronically via the internet at www.preit.com by clicking on “Investors,” then clicking on “News & Reports,” then clicking on “SEC Filings and Reports” and then clicking on “Proxy Statements” or “Annual Reports,” respectively. On or before April 20, 2018, we will mail to our shareholders a Notice of Internet Availability and Proxy Materials (the “Notice”), which will contain instructions on how to access this Proxy Statement and our Annual Report and how to vote. Shareholders who receive the Notice will not receive a printed copy of the proxy materials in the mail, although the Notice will contain instructions regarding requesting a printed copy of the proxy materials if you so desire. Whether or not you expect to attend the meeting in person, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone, or through the internet by following the instructions set forth on the Notice. If you attend the meeting, you may revoke your proxy and vote in person.

2017 Voting Results for Advisory Approval of the Company’s Executive Compensation	21
Aspects of Compensation Program Favorable from a Corporate Governance Perspective	21
Compensation Committee Process and General Considerations	22
Compensation Consultant	22
Compensation Consultant Independence	22
Comparative Peer Groups	23
Role of Our Executive Officers in Executive Compensation	24
Compensation Objectives and Policies	24
Components of Executive Compensation	25
Base Salary	25
Cash Incentive Compensation	25
Corporate Performance Factors	25
2017 Annual Incentive Opportunity Awards	25
Corporate Performance Factors and 2017 Performance	26
Long Term Incentive Awards	28
Restricted Share Units (“RSUs”)	28
Restricted Shares	28
Share Ownership and Retention Guidelines	29
Recoupment Policy	29
Anti-Hedging and Anti-Pledging Policy	29
Severance Payments	30
Share Trading Restrictions	30
Non-Qualified Retirement Plans	30
Deferred Compensation	31
No Perquisites	31
Benefits Generally Available to Employees	31
Accounting and Tax Considerations	31
Compensation Committee Report	31

2017 EXECUTIVE COMPENSATION	32
2017 Summary Compensation Table	32
Employment Agreements	33
Joseph F. Coradino	33
Robert F. McCadden	33
Bruce Goldman	34
Mario C. Ventresca, Jr.	34
Andrew M. Ioannou	34
Named Executive Officers Generally	34
2017 Grants of Plan-Based Awards	35
Performance-Based Programs	36
Restricted Share Unit (“RSU”) Programs	36
Outstanding Equity Awards at 2017 Fiscal Year End	37
2017 Option Exercises and Stock Vested	38
Pension Benefits	38
2017 Nonqualified Deferred Compensation	38
Potential Payments Upon Termination or Change of Control	39
Termination by Us Without Cause, Termination by a Senior Executive for Good Reason or Our Election Not to Renew the Employment Agreement Not Associated with a Change in Control	39
Termination by Us for Cause	40
Death or Disability	40
Voluntary Termination	40

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VOTING INFORMATION

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust (“PREIT” or the “Company”) will be held on Thursday, May 31, 2018 at 11:00 a.m. Eastern Time at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. This Proxy Statement is being mailed or made available on or about April 20, 2018 to each holder of PREIT’s issued and outstanding common shares of beneficial interest entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We are mailing or making available our Annual Report to Shareholders for the fiscal year ended December 31, 2017 together with this Proxy Statement. The Annual Report is being provided for informational purposes and not as a means of soliciting your proxy.

Shareholders Entitled to Vote

We have fixed the close of business on April 2, 2018 as the record date for the Annual Meeting (the “Record Date”). All holders of record of PREIT’s common shares of beneficial interest as of the Record Date are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the Record Date, 70,353,289 common shares of beneficial interest were outstanding. Shareholders of record on the Record Date may vote by (i) internet by visiting the website specified in the Notice of Internet Availability and Proxy Materials (the “Notice”), (ii) telephone using the instructions provided in the Notice, or (iii) marking, executing and returning the proxy card (located at the website specified in the Notice), in accordance with the instructions thereon. Shareholders who hold their shares in “street name” through a bank, broker or other holder of record (a “nominee”) must vote their shares in the manner prescribed by their nominee.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of PREIT and to fulfill the objectives of the majority voting standard that we apply in the election of trustees. If you are receiving this Proxy Statement from a broker, bank or other financial institution, please review the proxy materials and follow the instructions on the voting instruction form to communicate your voting instructions to your broker, bank or other financial institution. We encourage you to exercise your rights and fully participate as a shareholder of PREIT.

How to Vote

We hope you will attend the Annual Meeting. Whether or not you expect to attend the meeting in person, please vote your shares by mail, by telephone or through the internet by following the instructions set forth in the Notice, so that your shares will be represented. If you receive more than one Notice because you have multiple accounts, you should submit your voting instructions with respect to each account by mail, telephone or through the internet, so that all of your shares will be voted at the Annual Meeting.

Shares Held through a Broker, Bank or Other Financial Institution

If you hold your shares through a broker, bank or other financial institution, there is a New York Stock Exchange rule that determines the manner in which your vote will be handled at our upcoming 2018 Annual Meeting of Shareholders. Your broker, bank or other financial institution is not permitted to vote on your behalf on the election of trustees or the proposals related to our executive compensation or the proposed equity plans (i.e., proposals one through four as described in this Proxy Statement) unless you provide specific instructions by completing and returning the voting instruction form or by following the voting instructions provided to you to vote your shares via telephone or the internet. For your vote with respect to those proposals to be counted, you need to communicate your voting instructions to your broker, bank or other financial institution before the date of the 2018 Annual Meeting of Shareholders, and before any earlier date specified in the voting instructions provided by your broker, bank or other financial institution.

Voting Standards Generally

On each matter subject to a vote at the Annual Meeting and any adjournment or postponement of the meeting, each holder of common shares will be entitled to one vote per share. With respect to the election of trustees (Proposal One), assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines, which are described in this Proxy Statement, the eight nominees receiving the highest number of votes cast at the

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VOTING INFORMATION

meeting will be elected as trustees. With respect to the advisory approval of the Company’s executive compensation as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the accompanying tabular and narrative disclosure (Proposal Two), the approval of the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan (Proposal Three), the approval of the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan (Proposal Four), and the vote on ratification of the selection of KPMG LLP as our independent auditor for 2018 (Proposal Five), assuming a quorum is present, in each case the proposal will be approved if a majority of the shares present in person or by proxy and being cast as a vote on the proposal are voted “FOR” the proposal. Proposal Two is non-binding. If you mark your proxy as “Withhold” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but generally will not affect the outcome of any vote.

Voting by Proxy; Revocation of Proxies

You may vote your shares to be voted at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, whether by completing and returning a proxy card or by submitting your instructions by telephone or through the internet, but do not provide instructions as to how to vote your shares, your proxy will be voted “FOR” the election of all trustees nominated by our Board of Trustees, “FOR” advisory approval of the Company’s executive compensation as described in the “Compensation Discussion and Analysis” section of this Proxy Statement and the accompanying tabular and narrative disclosure, “FOR” approval of the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan, “FOR” approval of the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan, and “FOR” the ratification of KPMG LLP as our independent auditor for 2018. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing an instrument revoking it with our Secretary or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy.

Delivery of Documents to Shareholders Sharing an Address

Some banks, brokers and other nominee record holders might be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement and Annual Report might have been sent to multiple shareholders in your household, if you have elected to receive paper copies. We will promptly deliver a separate copy of either document to you if you request one by writing or calling us as follows: Investor Relations, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102; Telephone: 215-875-0735. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household in the future, you should contact your bank, broker or other nominee record holder.

Solicitation of Proxies

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain trustees, officers and employees of PREIT and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy being solicited in connection with this Proxy Statement is being solicited by and on behalf of our Board of Trustees.

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GOVERNANCE

PROPOSAL ONE—Election of Trustees

Trustee Nomination Process

PREIT’s trust agreement provides that nominations for election to the office of trustee at any annual meeting of shareholders are made by the Board of Trustees, or by a shareholder if such shareholder provides a notice in writing delivered to our Secretary not less than 90 nor more than 120 days before the anniversary date of the prior year’s meeting, and for an election at an annual meeting that is not within 30 days of such anniversary date, or for a special meeting called for the election of trustees, not later than 10 days following the date on which notice of the date of the meeting is mailed or disclosed publicly, whichever comes first. The notice must be signed by the holders of at least two percent of the common shares outstanding on the date of the notice. Shareholders making nominations of trustee candidates must provide in the notice, among other things, (a) information regarding share ownership and any hedging or other transaction to hedge the economic risk or to increase or decrease the voting power of such shareholder, (b) a description of all agreements or understandings between any such shareholder and each nominee and any other person, pursuant to which any such shareholder has a right to vote any shares, or pursuant to which the nominee or shareholder may be entitled to compensation, reimbursement of expenses or indemnification by reason of such nomination or service as a trustee, including all such information that would be required to be disclosed under federal securities regulations if the nominee were nominated by the Board of Trustees, and (c) such other information regarding each nominee as would be required in a proxy statement had the nominee been nominated by the Board of Trustees. The complete text of these requirements is provided in Section 11.J of PREIT’s trust agreement, which is available on our website at www.preit.com and on the SEC’s website at www.sec.gov, and a copy of which may be obtained by written request to our Secretary at our principal executive office. Nominations not made in accordance with the trust agreement procedures will not be considered, unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of trustee at the Annual Meeting. In this latter event, nominations for the trustee positions that would not otherwise be filled may be made at the Annual Meeting by any person entitled to vote in the election of trustees.

Nominees for Trustee

PREIT’s Board of Trustees has nominated George J. Alburger, Jr., Joseph F. Coradino, Michael J. DeMarco, JoAnne A. Epps, Leonard I. Korman, Mark E. Pasquerilla, Charles P. Pizzi and John J. Roberts for election at the Annual Meeting as trustees to serve until the Annual Meeting to be held in the spring of 2019 and until their respective successors have been duly elected and qualified. Each of the nominees is currently serving as a trustee whose term expires at the Annual Meeting. If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy have discretionary authority to vote for a substitute or substitutes, unless the Board of Trustees reduces the number of trustees to be elected. Ronald Rubin, one of our current Trustees, is not standing for re-election, and the Company thanks him for his many years of service and contributions to the Company.

In selecting nominees for election to the Board of Trustees, the members of the Nominating and Governance Committee and the Board of Trustees consider a number of factors that they deem relevant to service on the Board, including (1) core competencies and willingness to participate actively in the work of the Board of Trustees and, in the case of non-management nominees, in the standing Committees of the Board of Trustees, (2) personal integrity and ethics, (3) experience and maturity of judgment, (4) potential contributions to the collective knowledge, experience and capabilities of the Board of Trustees, (5) diversity of personal and professional backgrounds, and (6) the ability to work constructively and effectively with other members of the Board of Trustees. Generally, the Nominating and Governance Committee and the Board of Trustees consider it important that nominees have competencies in one or more of the following areas: the real estate industry, public or corporate finance, management, retail or accounting. Each nominee brings his or her particular set of personal experiences and competencies to the Board of Trustees, which were considered by the Nominating and Governance Committee and the Board of Trustees, and which are briefly highlighted below. The address for each nominee for the office of trustee is c/o PREIT, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102.

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GOVERNANCE

Nominees for the Office of Trustee

GEORGE J. ALBURGER, JR. Age: 70 Trustee since: 2017

Background

Mr. Alburger, 70, served as the Chief Financial Officer and Treasurer of Liberty Property Trust from 1995 to 2016. He was previously an Executive Vice President of Liberty Property Trust from 2000 to 2016. Mr. Alburger worked for EBL&S Property Management, Inc. from 1982 to 1995, an owner and manager of approximately 200 shopping centers aggregating 30 million square feet of retail space, departing as Executive Vice President. He was employed by Price Waterhouse, LLP from 1968 to 1982, finishing his career there as a Senior Manager. Mr. Alburger serves on the board of Americold Realty Trust, an international owner and operator of temperature-controlled warehouses.

Qualifications and Experience Relevant To Us

By virtue of his service as a senior executive of a real estate investment trust, Mr. Alburger has extensive experience in substantially all aspects of real estate investment, development and ownership, including aspects of real estate finance, operations and management, as well as experience with real estate mergers and acquisitions. That experience, coupled with his experience at a global accounting firm, provides Mr. Alburger with an exceptionally high level of accounting and audit expertise that he brings to the Board, allowing him to interact effectively with the accounting and finance managers of PREIT and with PREIT’s independent auditors. Mr. Alburger also adds additional depth to the Board’s competencies in the areas of organizational development and strategic planning, as well as substantial experience regarding public companies and corporate governance.

JOSEPH F. CORADINO Age: 66 Trustee since: 2006

Background

Mr. Coradino, 66, has served as the Chief Executive Officer of PREIT since 2012 and Chairman of PREIT since 2017. From 2001 to 2012, he was the President of PREIT Services, LLC and PREIT-RUBIN, Inc., and the Executive Vice President-Retail of PREIT. Prior to and in conjunction with those positions, Mr. Coradino was the Executive Vice President-Retail Division and Treasurer of PREIT-RUBIN, Inc. from 1998 to 2004. From 1997 to 1998, he served as the Senior Vice President-Retail Division and Treasurer of PREIT-RUBIN, Inc. Mr. Coradino is a current trustee of Temple University and a trustee of the International Council of Shopping Centers (ICSC) and he previously served as a director of A.C. Moore Arts & Crafts, Inc. from 2006 to 2011. The employment agreement between PREIT and Mr. Coradino provides that, during the term of his employment agreement, the Board of Trustees shall nominate him as a candidate for election to the Board of Trustees at each annual meeting at which his term as a trustee is scheduled to expire.

Qualifications and Experience Relevant To Us

Mr. Coradino has been engaged in real estate development, management and leasing for substantially all of his professional life and currently serves as PREIT’s Chief Executive Officer. Prior to becoming the Chief Executive Officer, Mr. Coradino served for a number of years as the senior officer for PREIT’s retail operations and as the principal officer in charge of redevelopment projects. Prior to joining PREIT as a senior executive in 1997, Mr. Coradino was an executive of The Rubin Organization, which was acquired by PREIT in 1997. Mr. Coradino brings to the Board extensive knowledge of the properties and leasing program of PREIT and of trends and developments in the retail industry that are of vital significance to PREIT.

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MICHAEL J. DEMARCO Age: 58 Trustee since: 2015

Background

Mr. DeMarco, 58, has been the Chief Executive Officer of Mack-Cali Realty Corporation since 2015. Previously, he was the Chief Investment Officer of Cantor Commercial Real Estate Company, L.P. from 2013 to 2015 and an Executive Vice President of Vornado Realty Trust from 2010 to 2013. Mr. DeMarco served as a Managing Director at Fortress Investment Group from 2007 to 2010 and a Managing Director at Lehman Brothers from 1998 to 2007. Mr. DeMarco also held senior positions at Credit Suisse First Boston and Arthur Andersen LLP. Mr. DeMarco was initially nominated to the Board in 2015 in connection with an agreement between PREIT and certain shareholders, including Land & Buildings Investment Management LLC and Land & Buildings Capital Growth Fund, L.P. Mr. DeMarco was independent of both PREIT and such investors, and the Company was not obligated under the agreement to nominate him for the Board after the 2015 Annual Meeting.

Qualifications and Experience Relevant To Us

From his career in real estate investment banking and commercial finance, Mr. DeMarco has extensive experience in all aspects of real estate finance and operations and real estate mergers and acquisitions, and possesses a very deep knowledge and understanding of real estate capital markets, such as the CMBS market, as well transactions and valuations. Mr. DeMarco’s substantial experience enables him to offer valuable insights into the financial environment in which the Company is operating.

JOANNE A. EPPS Age: 66 Trustee since: 2018

Background

Ms. Epps, 66, is Executive Vice President and Provost of Temple University, a position she has held since 2016. Ms. Epps was previously the Dean of the Temple University Beasley School of Law from 2008 to 2016, and is a member and former President of the Board of Directors of the Defenders Association of Philadelphia, and one of five members of Philadelphia’s Board of Ethics. She is a member of the Board of Directors of the ABA Retirement Funds.

Qualifications and Experience Relevant To Us

Previously, Ms. Epps was a member of the Board of Directors of the National Association of Women Lawyer’s Foundation, where she chaired the review of Board governance protocols, and she was a member of the Trinity College Board of Trustees, where she served on the Finance and Audit Committee.

Ms. Epps has a diverse combination of business, operational, and community and governmental knowledge. Ms. Epps brings to the Board her many skills, including in the areas of corporate governance, finance and management, organizational development and strategic planning.

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GOVERNANCE

LEONARD I. KORMAN Age: 82 Trustee since: 1996

Background

Mr. Korman, 82, is Chairman and Chief Executive Officer of Korman Commercial Properties, Inc. (real estate development and management). He is a partner of The Korman Company and trustee of Thomas Jefferson University Hospitals, and a former director of CoreStates Bank, N.A. Mr. Korman served on the Regional Advisory Board of First Union National Bank, and the boards of Albert Einstein Healthcare Network, Albert Einstein Healthcare Network Board of Overseers, The Pennsylvania Academy of Fine Arts, and the Jewish Federation of Greater Philadelphia.

Qualifications and Experience Relevant To Us

Mr. Korman has been engaged in the acquisition, disposition, financing and management of residential and commercial real estate (including shopping centers) as an owner and senior executive for his entire adult life. In addition, he has served as a director of a large regional bank and on the boards of major community organizations. From this experience, Mr. Korman brings to the Board extensive knowledge of substantially all aspects of real estate investment, development and ownership, as well as valuable capabilities in strategic planning and finance.

MARK E. PASQUERILLA Age: 58 Trustee since: 2003

Background

Mr. Pasquerilla, 58, is an officer and director of Pasquerilla Enterprises, LP and its subsidiaries (ownership and management of hospitality properties), a position he has held since 2006 (Chief Executive Officer since 2013, President from 2006 to 2013). From 1992 to 2006, he served as an officer and director of Crown Holding Company and its subsidiaries (CEO and Chairman from 1999 to 2006 and President from 1992 to 2006). In addition, Mr. Pasquerilla served as the Chairman of the Board of Trustees, President and Chief Executive Officer of Crown American Realty Trust from 1999 to 2003, Vice Chairman of Crown American Realty Trust from 1998 to 1999, and Trustee of Crown American Realty Trust from 1993 to 2003. He has been a Director of AmeriServ Financial, Inc., AmeriServ Financial Bank and AmeriServ Life Insurance Company since 1997. Mr. Pasquerilla is a board member of Concurrent Technologies Corporation, a charitable organization, a position he has held since 1990. In addition, he is a board member of the Community Foundation for the Alleghenies, a charitable organization, which he has been since 1991. Mr. Pasquerilla has been an advisory board member of the University of Pittsburgh at Johnstown since 1988, is a current board member of Johnstown (Pennsylvania) Area Heritage Association, and President of the Greater Johnstown Regional Partnership, and served as Trustee of the International Council of Shopping Centers from 2002 to 2005.

Qualifications and Experience Relevant To Us

As the Chairman and Chief Executive Officer of Crown American Realty Trust at the time of its merger into PREIT in 2003, Mr. Pasquerilla brings to the Board a broad understanding of the retail real estate industry. In accordance with the merger agreement between PREIT and Crown American Realty Trust in 2003, PREIT expanded the size of its Board of Trustees and elected Mr. Pasquerilla, who was a member of Crown’s board at the time of the merger, to fill a vacancy created by the expansion. Mr. Pasquerilla’s competencies are derived from his business experience and community service activities, and include a knowledge of real estate acquisitions, finance and management, private and public capital markets, organizational development and strategic planning.

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CHARLES P. PIZZI Age: 67 Trustee since: 2013

Background

Mr. Pizzi, 67, is the former President and Chief Executive Officer and director of Tasty Baking Company, a position he held from 2002 until the company’s sale in 2011. He is a Director of Brandywine Realty Trust (office real estate development and management), PHH Corporation (residential mortgage originator), Franklin Square Energy & Power Fund and Franklin Square Global Credit Opportunities Fund. From 2006 to 2011, Mr. Pizzi was a director of the Federal Reserve Bank of Philadelphia, including service as Chairman from 2010 to 2011. In addition, he was a director of the Philadelphia Stock Exchange from 1997 until its acquisition by NASDAQ in 2008 and was the President and Chief Executive officer of the Greater Philadelphia Chamber of Commerce from 1989 to 2002. Mr. Pizzi serves as a director of a variety of civic, educational, charitable and other boards, including the boards of Drexel University, Independence Blue Cross, Philadelphia Beltline Railroad and the Board of Advisors of PNC Philadelphia.

Qualifications and Experience Relevant To Us

Mr. Pizzi’s career is unusually extensive and varied, including nine years as president and chief executive officer of a public company, service as a director of companies engaged in real estate, health insurance, construction, engineering, investment and security operations, and a broad range of civic and community leadership and service. By reason of his experience, Mr. Pizzi brings to the Board a diverse combination of business, operational, public company, community and governmental knowledge and skills.

JOHN J. ROBERTS Age: 73 Trustee since: 2003

Background

Mr. Roberts, 73, is the Former Global Managing Partner and member of the Leadership Team, PricewaterhouseCoopers LLP, completing a 35-year career with the firm in 2002. He is a director at Armstrong World Industries, Inc., Safeguard Scientifics, Inc. and Vonage Holdings Corp. Mr. Roberts is a member of the American Institute of CPAs and is a former director of SICOR, Inc., Philadelphia First Corporation, Greater Philadelphia Chamber of Commerce, Urban Affairs Partnership, and the University City Science Center. In addition, Mr. Roberts is a former member of the advisory boards of the Kellogg School of Northwestern University and the University of Southern California School of Accounting, and is a former trustee of Drexel University.

Qualifications and Experience Relevant To Us

By reason of his 35-year career in public accounting, which included service as a senior executive with a global accounting firm, and his service on the boards and audit committees of other public companies, Mr. Roberts brings an exceptionally high level of accounting and audit expertise to the Board and the Audit Committee. His experience has enabled Mr. Roberts to interact knowledgeably and effectively with PREIT’s independent auditors and with the accounting and finance managers of PREIT. In addition, his experience as an accounting executive and as a board member of businesses in diverse industries and nonprofit organizations has given Mr. Roberts additional capabilities, including strategic planning and corporate governance.

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GOVERNANCE

Majority Voting Standard for Trustee Elections and Board Procedures

With respect to the election of trustees, assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines described below, the eight nominees receiving the highest number of votes cast at the Annual Meeting will be elected trustees. If you mark your proxy as “Withhold” in the election of any of the trustees, or if you give specific instructions that no vote be cast in the election of any of the trustees, the shares represented by your proxy will not be voted in the election of such trustee(s), but will count toward the establishment of a quorum.

Pursuant to PREIT’s corporate governance guidelines, if any nominee for trustee receives a greater number of “Withhold” responses regarding his or her election than votes “FOR” his or her election, that nominee will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee of the Board of Trustees will consider the resignation offer and recommend to the Board of Trustees whether or not to accept it. The Board of Trustees (excluding such nominee) will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board of Trustees will promptly disclose its decision as to whether to accept the trustee’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release to be disseminated in the manner that PREIT’s press releases typically are distributed or by other means of public disclosure.

Any trustee tendering his or her resignation pursuant to the procedures described above will not participate in the Nominating and Governance Committee recommendation or any other action of the Board of Trustees regarding whether to accept the resignation offer. If each member of the Nominating and Governance Committee were to receive a majority of votes marked “Withhold” in the same election, then the independent members of our Board of Trustees who did not receive a majority of votes marked “Withhold” would appoint a committee among themselves (which may consist of some or all of them) to consider the resignations and recommend to the Board of Trustees whether to accept them.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the election of each of the individuals named in this Proxy Statement and nominated for election as trustees by our Board of Trustees.

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GOVERNANCE

Corporate Governance and Board Matters

Leadership Structure

In June 2012, Joseph F. Coradino became Chief Executive Officer of PREIT and in February 2017 he became Chairman of PREIT, succeeding Ronald Rubin, who has remained a trustee until his decision in March of this year not to stand for re-election. Mr. Coradino had been a senior officer of PREIT since he joined the Company in 1997 and has been a Trustee of the Company since 2006.

The Board of Trustees has also appointed Charles P. Pizzi to a second one-year term as Lead Independent Trustee that will commence at the 2018 Annual Meeting of Shareholders of the Company and extend to the 2019 Annual Meeting of Shareholders of the Company. The scope of Mr. Pizzi’s responsibilities in this role includes board operations, Chief Executive Officer evaluation and succession, Board of Trustees evaluation and recruitment, and, as appropriate, shareholder relations.

The Board believes that this structure, including a Lead Independent Trustee, is appropriate and effective for PREIT because it provides (i) a separate conduit through the Lead Independent Trustee between the independent trustees and the CEO and other executive officers of PREIT, as appropriate, (ii) a mechanism for oversight by the independent trustees, and (iii) a means of enhancing conditions for engagement by the Board in PREIT’s decision-making processes. The Board currently includes eight non-employee trustees who, by virtue of their collective leadership experience and their positions on the various committees of the Board discussed below, provide significant independent leadership and direction that complements the leadership provided by the Lead Independent Trustee and Mr. Coradino.

Role in Risk Oversight

The full Board is responsible for, and is actively involved in, identifying and overseeing the management of the risks that PREIT faces. The Board retains direct decision-making authority regarding the most significant of these risks, and exercises its oversight of management with respect to other risks. With respect to the exercise of direct decision making, the Board generally manages these risks through the allocation of specific duties and responsibilities to its committees, and the interaction of those committees, in performing the duties and responsibilities allocated to them, with various outside consultants, including our independent auditor and our compensation consultant. The Board typically performs its oversight function through review of reports from the Chairs of these committees, as well as through regular discussions and reports from management regarding significant or developing risks. Among other relevant information, the Board receives a report annually from management describing management’s methodology for identifying, assessing, mitigating, monitoring and disclosing operational and other risks. In addition, the Board discusses with management, at least quarterly, any changes to the key risk factors identified in the annual report. This annual assessment and the related ongoing discussions are designed to (i) keep the Company’s risk profile current, (ii) provide ongoing assessment of risks and improvement to our risk management capabilities, (iii) make sure that the Board and executive management are in alignment with respect to the Company’s appetite for risk, (iv) ensure that the Company’s risk culture encourages the right type of behaviors, and (v) integrate risk management with the appropriate management processes. The Board believes that the leadership structure discussed above, which places significant authority in the hands of its independent trustees while involving the CEO in Board decision-making, enhances its ability to identify and oversee the risks that PREIT faces.

Committees of the Board

PREIT has a standing Executive Compensation and Human Resources Committee (the “Compensation Committee”), a standing Audit Committee, a standing Nominating and Governance Committee and, under PREIT’s Related Party Transactions Policy, a standing Special Committee. PREIT’s by-laws authorize the establishment of a standing Executive Committee to consist of three members. PREIT’s Board of Trustees has not appointed any members to the Executive Committee. If duly constituted, the Executive Committee would be authorized to exercise all of the powers and authority of the Board of Trustees between meetings of the Board of Trustees, except for matters that are expressly reserved by PREIT’s by-laws to the full Board of Trustees or to another committee of the Board of Trustees.

Executive Compensation and Human Resources Committee

The Compensation Committee is comprised of Michael J. DeMarco, Chair, Leonard I. Korman, and Charles P. Pizzi. The principal duties of the Compensation Committee are to set the annual, long term and incentive compensation of

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PREIT’s executive officers in light of existing agreements and consistent with compensation objectives and policies established by the Compensation Committee, to make recommendations to PREIT’s Board of Trustees regarding equity-based plans, and to administer these plans. The Compensation Committee does not have the authority to delegate any portion of its responsibilities over the compensation of PREIT’s executive officers to others, although it is assisted by, and consults with, management and independent advisors.

The Compensation Committee met six times during 2017. Meeting agendas are set by the Chair. The Compensation Committee considers the recommendations of PREIT’s Chief Executive Officer in establishing compensation for the named executive officers other than the Chief Executive Officer, and invited the Chief Executive Officer to participate in compensation deliberations by the Compensation Committee concerning PREIT’s named executive officers other than the Chief Executive Officer.

The Compensation Committee has the exclusive authority to retain and terminate the services of executive compensation consultants to assist in the evaluation of executive officer compensation. The Compensation Committee evaluates the conflicts of interest of any consultant retained or to be retained consistent with its charter and applicable law. Since October 2010, the Compensation Committee has annually engaged Pay Governance, LLC to serve as the consultant to the Compensation Committee. The compensation consultant periodically advises the Compensation Committee on developing compensation trends and programs among REITs and other public companies. The compensation consultant also presents, from time to time, at the Compensation Committee’s direction, compensation data from several sources, including a proprietary survey of executive compensation among REITs prepared for the National Association of Real Estate Investment Trusts (“NAREIT”) and from the proxy statements of selected REITs.

The Compensation Committee’s process for setting executive compensation is described under “Compensation—Compensation Discussion and Analysis.”

Audit Committee

The Audit Committee, which is comprised of John J. Roberts, Chair, George J. Alburger, and Mark E. Pasquerilla, met six times during 2017. The principal duties of the Audit Committee are to oversee PREIT’s accounting and financial reporting processes and the audit of PREIT’s financial statements, to select and retain independent auditors, to review with management and the independent auditors PREIT’s annual financial statements and related notes, to review PREIT’s internal audit activities, to review with the independent auditors the planned scope and results of the annual audit and their reports and recommendations, and to review with the independent auditors matters relating to PREIT’s system of internal controls.

PREIT’s audit committee charter provides that no member of the Audit Committee may serve on the audit committee of more than two public companies other than PREIT unless the Board of Trustees determines that such service would not impair the member’s ability to effectively serve on PREIT’s Audit Committee. John J. Roberts presently serves on the audit committees of three public companies other than PREIT. The Board of Trustees has considered Mr. Roberts’ service on these other audit committees and has determined that Mr. Roberts’ service on the other audit committees will not impair his ability to effectively serve in his role on PREIT’s Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised of Charles P. Pizzi, Chair, JoAnne A. Epps, Mark E. Pasquerilla, and John J. Roberts, met four times during 2017. The principal duties of the Nominating and Governance Committee are to identify individuals qualified to become trustees of PREIT, recommend trustee nominees and trustee committee appointments to the Board of Trustees, review annually the compensation paid to non-employee trustees, develop and recommend a set of governance principles applicable to PREIT, annually review PREIT’s Chief Executive Officer succession planning and oversee the evaluation of the performance of PREIT’s Board of Trustees and management with respect to matters other than compensation.

The Nominating and Governance Committee and the full Board recognize that diversity is valuable to a well-functioning board, and the Nominating and Governance Committee chooses candidates for the office of trustee without regard to age, sex, race, religion, national origin or sexual orientation. In selecting candidates for the position of trustee, the Nominating and Governance Committee aspires to increase Board diversity as an essential element in supporting the attainment of PREIT’s strategic objectives, and considers diversity in a broad sense, including differences of perspectives, experiences, expertise, skills and background. Its charter specifies the following minimum

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qualifications, qualities and skills that a committee-recommended nominee must possess: the highest character and integrity; sufficient experience to enable a meaningful contribution to PREIT and its Board of Trustees; and sufficient time available to devote to PREIT’s affairs and to carry out the responsibilities of a trustee. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding trustee nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to assess the candidate’s qualifications, along with confirmation of the candidate’s consent to serve as a trustee if elected. Such recommendations should be sent care of Lisa M. Most, General Counsel, Chief Compliance Officer and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Any recommendation received from shareholders after January 1 of any year will not be considered until the following year. In addition to considering candidates recommended by shareholders, the Nominating and Governance Committee considers potential candidates recommended by PREIT’s current trustees and officers and is authorized to utilize independent search firms to assist in identifying candidates. The process for screening candidates is the same regardless of the source of the recommendation, but only shareholder recommendations are subject to the January 1 deadline for submission for consideration in any given year. In each case, the Nominating and Governance Committee determines whether a recommended candidate meets PREIT’s minimum qualifications and possesses the qualities and skills for trustees, and whether requesting additional information or an interview is appropriate.

Special Committee Regarding PREIT’s Related Party Transactions Policy

The Special Committee relating to PREIT’s Related Party Transactions Policy (the “Special Committee”) is comprised of John J. Roberts, Chair, Michael J. DeMarco, and Leonard I. Korman. This committee met once during 2017.

The principal duties of the Special Committee are to administer PREIT’s Related Party Transactions Policy by reviewing those transactions that PREIT’s General Counsel determines to be subject to the policy. See “Other Matters—Related Party Transactions Policy.”

Meetings of Independent Trustees

In addition to PREIT’s Board and committee meetings, the independent members of PREIT’s Board of Trustees meet separately at regularly scheduled meetings. The Lead Independent Trustee presides at these meetings.

Communicating with the Board of Trustees

Any interested party wishing to communicate with PREIT’s Board of Trustees, the independent trustees or any individual PREIT trustee on a confidential basis may do so in writing addressed, as applicable, to the Board of Trustees, the independent trustees or the individual trustee and sent care of Lisa M. Most, General Counsel, Chief Compliance Officer and Secretary, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. PREIT’s General Counsel will review any such communication and will deliver such communications to the addressee.

Meetings of the Board of Trustees

The Board of Trustees met ten times during 2017. All of the trustees serving as trustees in 2017 attended at least 75% of Board and applicable committee meetings in 2017. The Board of Trustees’ policy is that trustees are expected to attend PREIT’s Annual Meeting of Shareholders. Last year, all trustees who were trustees at the time of the Annual Meeting attended the Annual Meeting, other than Ms. Rosemarie Greco, whose term expired at the 2017 Annual Meeting.

Corporate Governance Guidelines and Codes of Conduct

PREIT’s corporate governance guidelines, code of business conduct and ethics for non-employee trustees, code of business conduct and ethics for officers and employees (which includes the code of ethics applicable to our chief executive officer, principal financial officer and principal accounting officer), related party transactions policy and the governing charters for the Audit, Nominating and Governance and Compensation Committees of PREIT’s Board of Trustees are available free of charge on PREIT’s website at www.preit.com, as well as in print to any shareholder upon request. PREIT’s Board of Trustees and Nominating and Governance Committee regularly review corporate governance developments and modify these guidelines, codes and charters as warranted. Any modifications or waivers are reflected on PREIT’s website as soon as practicable.

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Corporate Responsibility and Environmental Sustainability

PREIT continually explores ways to better align its business strategy with its duty to be a responsible corporate citizen. In 2017, the Company added three new solar arrays at its properties and now offers electric vehicle charging stations at four of its properties. By increasing its capacity to produce renewable energy, the Company is both investing in the communities it serves and positioning its properties for long-term energy savings. Also, in connection with the redevelopment of one of its properties, PREIT diverted concrete from landfills, instead recycling it for reuse as building pads, parking lot bases and site grading.

Trustee Independence

All of PREIT’s non-employee trustees are independent, except Ronald Rubin by virtue of his recent service as an executive officer of the Company. As mentioned previously in this Proxy Statement, Mr. Rubin is not standing for re-election at this year’s Annual Meeting. Including Mr. Coradino, our sole employee trustee, if all nominees are elected, more than three quarters (seven out of eight) of the members of PREIT’s Board of Trustees will be independent. For a trustee to be considered independent, PREIT’s Board of Trustees must determine that the trustee does not have any direct or indirect material relationship with PREIT. PREIT’s Board of Trustees has established guidelines to assist it in determining trustee independence, which are contained in the Company’s corporate governance guidelines. These guidelines conform to the independence requirements contained in the New York Stock Exchange listing rules. In addition, PREIT’s Board of Trustees has adopted categorical standards to assist it in making determinations of independence.

Standards of Independence

The guidelines and the categorical standards used by PREIT’s Board of Trustees to determine whether a trustee is independent specify that:

1.

Other than in his or her capacity as a trustee or shareholder of PREIT, no independent trustee shall have a material relationship with PREIT (either directly or as a partner, shareholder, officer or other affiliate of an organization, including a charitable organization, that has a material relationship with PREIT). For this purpose, a trustee shall be presumed not to have a material relationship with PREIT if he or she is not and, within the past two years, has not been an executive officer of, or the direct or indirect owner of more than 10% of the equity interest in, any business or professional entity:

•

that within the last two years has made or received, or going forward proposes to make or receive, payments to or from PREIT or any of its subsidiaries for property or services in excess of 5% of (i) PREIT’s consolidated gross revenues for its last full fiscal year, or (ii) the other entity’s consolidated gross revenues for its last full fiscal year; or

•	to which PREIT or any of its affiliates is indebted in an aggregate amount exceeding 5% of PREIT’s total consolidated assets as of the end of PREIT’s last full fiscal year.

2.	No independent trustee shall have been employed by PREIT, and no immediate family member of an independent trustee shall have been an executive officer of PREIT, within the past three years.

3.

No independent trustee shall have received more than $120,000 in direct annual compensation from PREIT within the past three years, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

4.	No independent trustee shall have been affiliated with or employed by a present or former auditor of PREIT within the last three years.

5.	Within the last three years, no independent trustee shall have been an employee of another company if an executive officer of PREIT then served on the compensation committee of such other company.

6.

Within the last three years, no independent trustee shall have served as an executive officer or employee of a company that made payments to, or received payments from, PREIT for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

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7.

No immediate family member of an independent trustee shall fit within the categories prohibited by any of the foregoing (other than with respect to the prohibition on employment by PREIT, which addresses immediate family members directly), and no independent trustee may have any relationships with PREIT that are substantially similar to any of the categories prohibited by the foregoing.

8.	Independent trustees shall satisfy any other independence criteria required by applicable law or regulation or established by the Board of Trustees.

The Board of Trustees determined that the following seven members of PREIT’s current nine member Board satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines: George J. Alburger, Michael J. DeMarco, JoAnne A. Epps, Leonard I. Korman, Mark E. Pasquerilla, Charles P. Pizzi and John J. Roberts.

All members of each of the Compensation Committee, Audit Committee and Nominating and Governance Committee of PREIT’s Board of Trustees must be, and are, independent trustees. Members of the Audit Committee must also, and do, satisfy additional Securities and Exchange Commission independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from PREIT or any of its subsidiaries other than compensation for serving on PREIT’s Board of Trustees or on committees of PREIT’s Board of Trustees.

Board Service

Over the past five years, six trustees of the Company left the Board of Trustees, most of whom had served for more than 10 years, and Mr. Rubin is not standing for re-election this year. Ms. Epps joined our board this year, Mr. Alburger joined our board last year, and Mr. DeMarco joined our board three years ago. We expect that our Nominating and Governance Committee will continue to consider, among other things, the relative mix of the lengths of service of our trustees in making recommendations for nominees as trustee.

Related Party Transactions Policy

PREIT’s Board of Trustees has adopted a written policy related to the review and approval or ratification of related party transactions. The procedures set forth in the policy do not replace or supersede any other policies or procedures related to the approval of transactions by PREIT as set forth in PREIT’s other corporate governance policies or as required by law. See “Other Matters—Related Party Transactions Policy.”

Compensation Committee Interlocks and Insider Participation

No member of PREIT’s Compensation Committee is or was during 2017 an employee, or is or ever has been an officer, of PREIT or its subsidiaries. No executive officer of PREIT served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of PREIT’s Board of Trustees or Compensation Committee.

2017 Trustee Compensation

Each trustee who is not an employee of PREIT received an annual retainer for 2017 of $45,000, plus $1,500 per Board of Trustees or committee meeting in which the trustee participated. In addition, each year the Lead Independent Trustee receives an additional retainer of $25,000, the Chair of PREIT’s Audit Committee receives an additional retainer of $15,000, the Chairs of the Compensation Committee and the Nominating and Governance Committee each receive an additional retainer of $10,000, and the Chair of the Special Committee established under PREIT’s Related Party Transactions Policy receives an additional retainer of $5,000.

Non-employee trustees also typically receive restricted shares annually, which vest over one year. In 2017, the Board of Trustees determined that the award of restricted shares to non-employee trustees would be equal in value to $100,000, which equated to 9,194 shares based on the $10.88 average of the closing prices of PREIT shares for the 20 trading days prior to the date of grant. The shares were awarded under the Second Amended and Restated 2003 Equity Incentive Plan.

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The following table summarizes the fees and other compensation earned by our non-employee trustees for their service on our Board of Trustees and any committees of the Board of Trustees during 2017. Ms. Epps did not join our board until 2018 and, accordingly, received no compensation in 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
George J. Alburger, Jr.	60,000	105,225	165,225
Michael J. DeMarco	79,000	105,225	184,225
Leonard I. Korman	72,000	105,225	177,225
Mark E. Pasquerilla	70,500	105,225	175,725
Charles P. Pizzi	108,500	105,225	213,725
John J. Roberts	98,000	105,225	203,225
Ronald Rubin	55,500	105,225	160,725
M. Walter D’Alessio(2)	13,500	—	13,500
Rosemarie B. Greco(2)	15,000	—	15,000
(1)

The amounts reported in the Stock Awards column represent the grant date fair value as determined in accordance with Topic 718 based on the average of the high and low sale prices of a common share on the date of grant. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2)	Mr. D’Alessio and Ms. Greco did not stand for reelection to our Board of Trustees at the 2017 Annual Meeting of Shareholders.

The following table summarizes the aggregate number of restricted shares and options held by our non-employee trustees at December 31, 2017.

Name	Restricted Shares	Total Options	Exercisable Options	Unexercisable Options
George J. Alburger, Jr	9,194	—	—	—
Michael J. DeMarco	9,194	—	—	—
Leonard I. Korman	9,194	—	—	—
Mark E. Pasquerilla	9,194	—	—	—
Charles P. Pizzi	9,194	5,000	5,000	—
John J. Roberts	9,194	—	—	—
Ronald Rubin	9,194	—	—	—

Executive Officers

The following information is provided with respect to each of our current non-trustee executive officers. Information regarding Joseph F. Coradino, our Chairman and Chief Executive Officer, is provided above in the “Nominees for Trustee” section beginning on page 3. Our executive officers are appointed by our Board of Trustees to serve in their respective capacities until their successors are duly appointed and qualified or until their earlier resignation or removal.

JONATHEN BELL	Age: 50

Senior Vice President of PREIT since 2007. Chief Accounting Officer of PREIT since 2006. Vice President—Financial Services of PREIT from 1999 to 2007. From 2003 to 2006, Corporate Controller of PREIT. From 1997 to 1999, Controller of Washington REIT in Rockville, Maryland.

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ANDREW M. IOANNOU	Age: 43

Executive Vice President—Finance and Acquisitions of PREIT since 2015. Treasurer of PREIT and PREIT Services, LLC since 2010. Senior Vice President—Capital Markets of PREIT from 2010 to 2015. Vice President—Capital Markets of PREIT Services, LLC and PREIT-RUBIN, Inc. from 2005 to 2010.

ROBERT F. MCCADDEN	Age: 60

Executive Vice President and Chief Financial Officer of PREIT since 2004. From 2002 to 2004, Partner of KPMG LLP. From 1993 to 2002, Partner of Arthur Andersen LLP. From 2011 to 2017, director of Independence Realty Trust, Inc. (multifamily real estate investment). Trustee of Universal Health Realty Income Trust (health care real estate investment) since 2013.

LISA M. MOST	Age: 48

General Counsel, Chief Compliance Officer, and Secretary of PREIT since 2018. PREIT’s Senior Vice President—Legal since 2016 and Vice President—Legal from 2014 to 2016. Employed by PREIT since 1999.

MARIO C. VENTRESCA, JR.	Age: 51

Executive Vice President—Operations of PREIT Services, LLC since 2015. Senior Vice President—Asset Management from 2005 to 2015. Vice President—Retail Asset Management from 2000 to 2005.

Management Ownership

The following table sets forth certain information regarding the beneficial ownership of our common shares for each trustee, each nominee for the office of trustee, and each named executive officer as of March 31, 2018, as well as all trustees and executive officers of the Company as a group. As of such date, none of the nominees for the office of trustee or PREIT’s executive officers owned any shares of any series of PREIT’s preferred shares.

All percentages are calculated based on 70,353,289 shares outstanding as of April 2, 2018. The address for each individual identified is c/o PREIT, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Unless indicated otherwise, each individual has sole voting and sole investment power with respect to all shares.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Ronald Rubin	1,224,470	(1)	1.7%
Joseph F. Coradino	643,672	(2)	*
Leonard I. Korman	463,360	(3)	*
Robert F. McCadden	376,486	(4)	*
Mark E. Pasquerilla	139,517	(5)	*
Bruce Goldman**	137,955	(6)	*
Mario C. Ventresca, Jr.	82,973	(7)	*
Andrew M. Ioannou	65,280	(8)	*
John J. Roberts	42,644	(9)	*
Charles P. Pizzi	27,245	(10)	*
Michael J. DeMarco	17,246	(11)	*
George J. Alburger, Jr.	14,194	(12)	*
JoAnne A. Epps	0		*
Trustees and executive officers as a group (15 persons)	3,328,172	(13)	4.7%

*	Less than one percent.

**	Bruce Goldman was our General Counsel; but retired from the Company effective January 9, 2018.

(1)

Includes 145,508 shares that Mr. Rubin owns directly (37,172 of which are held jointly with his spouse), 27,800 shares held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin, of which Mr. Rubin is a beneficiary (the “Marital Trust”), 5,000 shares held by a trust of which Mr. Rubin is a trustee and beneficiary, 8,584 shares

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held by trusts of which Mr. Rubin is a trustee, and 1,037,578 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of common shares, 86,934 of which are held by the Marital Trust and 5,227 of which are held by Pan American Office Investments, L.P. Mr. Rubin controls and holds substantial ownership interests in Pan American Office Investments, L.P.

(2)

Includes 476,958 shares that Mr. Coradino owns directly, 17,140 shares owned by Mr. Coradino’s spouse, 39,976 shares held by a trust of which Mr. Coradino is the trustee and beneficiary, 70,472 Class A units of limited partnership interest in PREIT Associates, L.P. that Mr. Coradino owns directly, and 39,126 Class A units held by a trust of which Mr. Coradino’s spouse is a trustee and his child is a beneficiary. Class A units are redeemable for cash or, at PREIT’s option, for a like number of common shares. Mr. Coradino disclaims beneficial ownership of the Class A units held by or for the benefit of his spouse and child.

(3)

Includes 331,808 shares that Mr. Korman owns directly, 420 shares owned by Mr. Korman’s spouse, 97,664 shares held in trusts of which Mr. Korman is a co-trustee, 10,528 shares held in trusts of which Mr. Korman is a co-trustee and the sole beneficiary, and 22,940 shares held by a family foundation. Mr. Korman disclaims beneficial ownership of the 97,664 shares held in trusts of which Mr. Korman is a co-trustee, the 420 shares owned by Mr. Korman’s spouse and the 22,940 shares held by the foundation.

(4)	Mr. McCadden directly owns all 376,486 shares (which includes 28,644 shares with respect to which he shares voting and investment power with his spouse).

(5)

Includes 42,392 shares that Mr. Pasquerilla owns directly, 45,211 shares held by Marenrico Partnership, and 51,914 shares held by Pasquerilla Enterprises, LP, an entity controlled by Mr. Pasquerilla. All of the shares held by Pasquerilla Enterprises, LP are pledged as collateral to First Commonwealth Bank and 33,575 shares held by Marenrico Partnership are pledged as collateral to Merrill Lynch with respect to a margin account. 28,047 shares held by Mr. Pasquerilla directly are in a pledged account with Merrill Lynch, but currently no debt is outstanding in this account.

(6)	Mr. Goldman directly owns all 137,955 shares.

(7)	Mr. Ventresca directly owns all 82,973 shares (which includes 34,493 shares with respect to which he shares voting and investment power with his spouse).

(8)	Mr. Ioannou directly owns all 65,280 shares (which includes 39,719 shares with respect to which he shares voting and investment power with his spouse).

(9)	Mr. Roberts directly owns all 42,644 shares.

(10)	Includes 22,245 shares that Mr. Pizzi owns directly and 5,000 shares subject to exercisable options.

(11)	Mr. DeMarco directly owns all 17,246 shares.

(12)	Mr. Alburger directly owns all 14,194 shares.

(13)

Includes 2,175,997 shares held directly or indirectly, 5,000 shares subject to exercisable options and an aggregate of 1,147,175 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of common shares. It also includes shares and Class A units owned by Mr.  Rubin, even though he is not standing for re-election.

Section  16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PREIT’s executive officers and trustees and persons who own more than ten percent of a registered class of PREIT’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish PREIT with copies of these reports. Based on PREIT’s review of the copies of the reports it has received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, PREIT believes that all filings required to be made under Section 16(a) by the reporting persons since the beginning of 2017 were made on a timely basis.

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COMPENSATION

PROPOSAL TWO—Advisory Approval of the Company’s Executive Compensation

In accordance with Securities and Exchange Commission (“SEC”) requirements, our shareholders have the opportunity to vote, on a non-binding basis, to approve the compensation of our named executive officers for 2017, as disclosed in this Proxy Statement in accordance with SEC disclosure rules.

We urge you to read the “Compensation Discussion and Analysis” section beginning on page 19 and the compensation tables and narrative discussion beginning on page 32 of this Proxy Statement. We believe that the compensation of our named executive officers should be approved for the following reasons:

•

Compensation decisions are made by independent trustees who are not part of management and comprise the Executive Compensation and Human Resources Committee of our Board of Trustees (the “Compensation Committee”). These decisions result from a formal, deliberative process, including advice from an independent compensation consultant selected by the Compensation Committee.

•

The principal goals of the Compensation Committee are to ensure that the interests of our shareholders and the interests of our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives in an effort to maximize value for our shareholders. These goals are achieved in five principal ways: (i) setting fixed, base salary so that the largest component of the compensation of each named executive officer consists of equity and incentive compensation; (ii) emphasizing equity compensation as the principal form of compensation over cash compensation; (iii) conditioning the vesting of equity or equity-based compensation on corporate performance, primarily relative total shareholder return and/or continued service to PREIT; (iv) tying annual cash incentives to operating performance, as measured by articulated performance metrics and strategic objectives; and (v) requiring named executive officers to own minimum stated amounts of our securities.

•

The equity awards align the interests of our shareholders and our named executive officers by encouraging officers to focus on corporate performance in an effort to generate an increase in share value. Historically, vesting of Restricted Share Units (“RSUs”) granted under our RSU Programs is dependent upon achieving certain relative total shareholder return (“TSR”) levels over a three-year period. Beginning with the program approved for the 2018-2020 period, a portion of the RSUs would vest based on the achievement of absolute TSR at certain thresholds. The RSUs have directly aligned the interests of our named executive officers with the interests of our shareholders since there has been no vesting for periods when relative returns to shareholders were below the threshold under the applicable RSU Program, and vesting has occurred when relative returns to shareholders met the criteria. RSUs have been awarded in all but one year since 2006 and, based on relative TSR, none of the RSUs had vested prior to December 31, 2012. Due to the relative TSR of the Company for the three years ended on December 31, 2017, which placed the Company below the 25th percentile threshold of the companies in the relevant index, no shares were issued pursuant to the RSUs awarded in 2015.

•

The structure of our annual cash incentive awards in 2017 was based on the Company’s Funds from Operations, as adjusted (“FFO”) per share, growth in same store net operating income (“Same Store NOI”), the leverage ratio of the Company under its principal credit facility, the signing and opening of anchor replacements and the selling of non-core properties, which were each important to the goals of the Company for the year, as well as the Compensation Committee’s qualitative assessment of executive officer performance as a group. The key metrics were directly related to our four key strategic goals for the year: improved portfolio quality, improved operating results, improved balance sheet and positioning the Company for growth. The relative weighting of each of the key metrics and further information regarding the annual cash incentive awards is provided in the “Compensation Discussion and Analysis” section beginning on page 19.

We seek the approval of the resolution set forth below:

“RESOLVED, that the shareholders of PREIT approve, on an advisory basis, the compensation of the named executive officers for 2017 as disclosed in the Proxy Statement for the 2018 Annual Meeting of Shareholders pursuant to the applicable disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and accompanying narrative.”

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This “say on pay” vote is advisory, and is not binding on PREIT, the Board of Trustees or the Compensation Committee. However, we value the opinions of our shareholders and annually seek their approval in this “say on pay” vote. The Compensation Committee will consider the results of the vote on the resolution and evaluate whether any actions in response to the vote are necessary in connection with future compensation determinations.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the advisory approval of the Company’s executive compensation as disclosed in this Proxy Statement.

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Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) focuses on the compensation of our named executive officers: Joseph F. Coradino, Chief Executive Officer; Robert F. McCadden, Executive Vice President and Chief Financial Officer; Bruce Goldman, Executive Vice President, General Counsel and Secretary; Mario C. Ventresca, Jr., Executive Vice President—Operations; and Andrew M. Ioannou, Executive Vice President—Finance and Acquisitions. Mr. Goldman retired from the Company effective January 9, 2018, but he is included in this discussion in accordance with SEC rules because he was an executive officer of the Company at the end of our most recently completed fiscal year.

Messrs. Coradino and McCadden currently have employment agreements that are described in this Proxy Statement under “2017 Executive Compensation—Employment Agreements” beginning on page 33. The employment agreements established minimum base salaries and eligibility to participate in cash incentive and equity programs in 2017, as determined by the Compensation Committee. While Mr. Ventresca and Mr. Ioannou do not have employment agreements with the Company, each is covered by the PREIT Services, LLC Severance Pay Plan for Certain Officers, as modified by letter agreements with each of Mr. Ventresca and Mr. Ioannou. The details of Mr. Ventresca’s and Mr. Ioannou’s arrangements are also described in this Proxy Statement under “2017 Executive Compensation—Employment Agreements” beginning on page 33. Mr. Goldman previously had an employment agreement with the Company, but it was superseded by a separation agreement entered into on December 21, 2017.

2017 Performance

Our Board of Trustees previously established specific goals for the Company and our key executives designed to improve the Company’s portfolio quality, improve the Company’s operating results, strengthen the Company’s balance sheet and financial position, and position the Company for growth. These primary goals were in turn supported by a focus on and targeted progress in specific metrics, including those set forth in the paragraph below. Mr. Coradino communicated those goals to our employees and encouraged a collaborative effort among the teams within the Company for the achievement of these goals.

In 2017, Mr. Coradino and our key executives continued to execute the Company’s plan to achieve our goals, as evidenced by the continued progress made in certain key achievements and metrics:

•	FFO per share, as adjusted, exceeded the Company’s target for the year;

•

While Same Store Net Operating Income (“NOI”) was below the Company’s target for the year, Same Store NOI for our wholly-owned properties increased 1.3% for the year ended December 31, 2017 compared to the prior year;

•	multiple anchor replacements opened during 2017 and multiple leases were executed for future anchor replacements;

•	Beaver Valley Mall, Crossroads Mall, Logan Valley Mall, and a condominium interest in 801 Market Street were all sold in 2017; and

•	the leverage ratio of the Company under its principal credit facility (the ratio of Total Liabilities to Gross Asset value, as defined therein) finished the year below 51%.

As described in more detail below, the Company’s goals and performance were the basis for the decisions and programs of the Compensation Committee with respect to base salaries, annual incentive plan awards and long-term equity awards to the named executive officers. For example, given the Company’s operating performance for the year, the Compensation Committee determined that payouts under the Company’s annual incentive plan for 2017 should generally be made at 123.7% of the target level, subject to certain adjustments, all as described below.

Executive Summary

The principal goals of the Compensation Committee are to ensure that the interests of our shareholders and our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives designed to maximize value for our shareholders. These goals are achieved in five principal ways:

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(i) setting fixed, base salaries so that the largest component of compensation of each named executive officer consists of equity and incentive compensation; (ii) emphasizing equity compensation as the principal form of compensation over cash compensation; (iii) conditioning the vesting of equity or equity-based compensation principally on TSR and/or continued service to PREIT; (iv) tying annual cash incentives to operating performance, as measured by articulated performance metrics and strategic objectives; and (v) requiring named executive officers to own minimum stated amounts of our securities.

The Compensation Committee believes that long-term equity awards are particularly well-suited for aligning the interests of our shareholders and our named executive officers. Compensation in the form of equity earned over a multiple-year period helps to ensure that the named executive officers focus on long-term corporate performance that enhances the value of our shares over time. These objectives are further enhanced by our share retention guidelines, which require our executives to own meaningful amounts of our shares. Consistent with prior years, the 2017 long-term equity program consisted of two components. The first component, which is performance based, consisted of the grant of restricted share units, or RSUs, that vest, and under which shares are issued, based upon the TSR of PREIT during the three-year period ending December 31, 2019 relative to the TSR of companies in a broad REIT index. The second component consisted of restricted shares that generally vest in equal, annual installments over a three-year period, provided that the recipient of the restricted shares remains an employee on the vesting date. These time based restricted share grants are intended to retain the services of the officers over the longer term by providing predictable awards for continued service.

The Compensation Committee believes that annual cash incentive opportunity awards further align the interests of our shareholders and our named executive officers by rewarding achievement of key operational goals. The 2017 annual cash incentive awards provided opportunities for the named executive officers to receive cash payments equal to varying percentages of their base salaries based upon achievement of Funds From Operations (“FFO”) per share, as adjusted, growth in Same Store NOI, the leverage ratio of the Company under its principal credit facility, the signing and opening of anchor replacements and the selling of non-core properties, as well as the Compensation Committee’s qualitative assessment of executive officer performance as a group. Each of the business performance factors relates to, and is indicative of, the achievement of at least one of the Company’s four key strategic objectives of improving its portfolio quality, improving its operating results, improving its balance sheet, and positioning the Company for growth.

For 2017, Messrs. Coradino, McCadden and Goldman did not receive any increase in their base salaries. Mr. Ventresca’s salary was increased by $25,000 annually and Mr. Ioannou’s salary was increased by $10,000 annually, reflecting their continued development and contributions to the Company. The Compensation Committee considered carefully the relative mix of base salary to other components of each executive officer’s compensation before awarding any increase. The Compensation Committee also viewed each base salary increase, or lack thereof, as appropriate based on the Company’s performance in 2016 and on peer group data and other data it reviewed.

The Compensation Committee believes that our compensation program has successfully aligned the interests of our shareholders with the interests of our named executive officers, as reflected by:

•

the emphasis on equity awards, combined with the requirement that equity received by the named executive officers under the awards be retained in accordance with share retention policies discussed later in this “Compensation Discussion and Analysis” section;

•

the expiration of performance based equity awards without issuance of shares when relative TSR thresholds have not been achieved for the relevant measurement periods and, conversely, the issuance of shares in connection with long-term incentives when relative TSR thresholds have been achieved or exceeded;

•

the grant of annual cash incentive opportunity awards based on the achievement of articulated performance metrics and strategic objectives approved by the Compensation Committee as related to the achievement of the Company’s business objectives; and

•	generally limiting base salary increases to modest amounts absent a significant change in responsibility and/or review of peer group data that suggest our base salaries may be set too low.

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2017 Voting Results for Advisory Approval of the Company’s Executive Compensation

At the 2017 Annual Meeting, 85.2% of votes cast were voted in favor of the Company’s executive compensation, while 11.3% of votes cast were voted against and 3.4% of votes cast abstained. While this vote is advisory, the Compensation Committee noted this shareholder support of its compensation policies.

Aspects of Compensation Program Favorable from a Corporate Governance Perspective

The Committee believes that the executive compensation program includes aspects that align the interests of our shareholders and those of the named executive officers and excludes aspects that could misalign their interests.

What We Do	What We Don’t Do

✓  We align pay with Company performance. Long term performance based equity awards are tied to TSR, and annual performance based cash awards are tied to key performance metrics and strategic objectives.

✓  We require named executive officers to maintain share ownership and retain shares received under equity plans. Our CEO must own common shares having a value of five times his salary and our other named executive officers must own common shares having a value of two times their respective salaries; named executive officers must hold a portion of any equity plan shares they receive for at least one year.

✓  Upon a change of control, we require a double-trigger (meaning, in addition to a change of control of the Company, the executive must be timely terminated without cause or resign for good reason) in our employment agreements before agreed upon cash severance benefits or payments are paid.

✓  We review data derived from our peer group of companies and the REIT industry when making executive compensation decisions.

✓  We consider carefully how compensation program design and decisions affect risk-taking by named executive officers.

✓  We authorize the Board to recoup (“clawback”) executive compensation that resulted from a misstatement of financial results caused by such executive’s intentional misconduct or fraud.

✓  Our Compensation Committee engages an outside independent compensation consulting firm to advise on executive compensation matters.

×  We prohibit hedging and strongly discourage pledging transactions by our non-employee trustees and executive officers.

×  We do not provide any material perquisites.

×  We do not reprice options without shareholder approval.

×  Our compensation consultant engaged by our Compensation Committee does not provide any other services to the Company.

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Compensation Committee Process and General Considerations

The Compensation Committee devoted a substantial portion of four of its meetings in 2017 to executive compensation for that year. In addition, the Compensation Committee has met two times in 2018 to discuss payment of cash incentive opportunity awards for 2017 and establish compensation for 2018. The Compensation Committee considered, among other matters:

•	the objectives and policies of its compensation programs for 2017 and later years;

•

the design of the annual cash incentive and long-term incentive programs in light of the principal objective of aligning the interests of our shareholders and our named executive officers by rewarding outcomes that further the interests of our shareholders;

•

information on compensation of senior executives at other companies derived from industry surveys and proxy statements for prior years for a group of 19 REITs deemed comparable to PREIT for this purpose;

•

the amounts of the base salaries to be paid and annual cash incentive opportunity and long-term equity awards to be granted to our named executive officers for 2017 and the allocation among these components; and

•

the Company’s guidance range for its 2017 FFO per share and its goals for certain supplemental corporate performance metrics and other strategic objectives, and the Company’s achievements in relation to such FFO guidance and other performance metrics and strategic objectives.

In setting 2017 compensation, the Compensation Committee also considered our performance during 2016 compared to the financial goals set forth under our 2016 business plan, which was approved by the Board of Trustees. In addition, the Compensation Committee also solicited and considered the recommendations of Mr. Coradino regarding the components and amounts of compensation to be paid to the named executive officers (other than Mr. Coradino) in 2017.

As a part of its annual review of PREIT’s compensation policies with respect to all employees, the Compensation Committee also evaluates the risks that are created by those policies, including the risk-taking incentives that those policies may create. Based on that review, the Compensation Committee has concluded that its compensation policies and procedures are not reasonably likely to result in a material adverse effect on PREIT.

Compensation Consultant

The Compensation Committee was assisted in its work by an independent compensation consultant, Pay Governance, LLC. Under its charter, the Compensation Committee has the sole authority to engage (and replace) an executive compensation consultant. In addition to consulting on executive compensation matters, the compensation consultant may be engaged by the Compensation Committee for special projects. All of the work performed by the compensation consultant in 2017 related to executive officer compensation. Mr. Coradino meets with the Compensation Committee and separately with the compensation consultant on matters relating to the compensation of the named executive officers.

Compensation Consultant Independence

The policies and procedures of Pay Governance, LLC and certain additional facts, including those set forth below, give the Compensation Committee confidence that the advice it receives from Pay Governance, LLC is objective and not influenced by any relationships that Pay Governance, LLC or its affiliates may have with the Company, its Board of Trustees or its management. These policies, procedures and other facts include the following:

•	Pay Governance, LLC does not provide any other services to the Company;

•	the fees that Pay Governance, LLC receives from the Company are less than 1% of the total revenues of Pay Governance, LLC;

•	the lead consultant from Pay Governance, LLC does not have any business or personal relationship with any member of the Compensation Committee or any executive officer of the Company;

•	the lead consultant from Pay Governance, LLC does not own any Company securities and is prohibited from doing so by the policies of Pay Governance, LLC;

•

Pay Governance, LLC has direct access to the Compensation Committee without management intervention and will only provide services at the direction of the Compensation Committee or in support of its charter; and

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•

Pay Governance, LLC will notify the Compensation Committee if the lead consultant provides consulting services to another company where an affiliation exists with a member of management or a member of the Compensation Committee.

The Compensation Committee has assessed the independence of Pay Governance, LLC pursuant to SEC rules and concluded that no conflict of interest exists that would prevent Pay Governance, LLC from serving as an independent compensation consultant to the Compensation Committee.

Comparative Peer Groups

The compensation consultant periodically informs the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The compensation consultant also presents data on executive compensation from several sources, including a proprietary survey of executive compensation among REITs prepared for the National Association of Real Estate Investment Trusts (“NAREIT”), and proxy statements of a group of REITs (the “peer group”) deemed comparable to PREIT. The peer group for 2017 compensation purposes initially consisted of 19 REITs located throughout the United States, many of which own and operate retail properties, although the peer group also included office, industrial, multi-family and diversified REITs. The Compensation Committee, in consultation with the compensation consultant and management, updates the peer group periodically. The Compensation Committee made no changes to the peer group for purposes of compensation deliberations for 2017, other than to remove Equity One, Inc., which was acquired by Regency Centers effective in March 2017, leaving 18 REITs in the peer group. The peer group consisted of the following REITs: Acadia Realty Trust, Brandywine Realty Trust, CBL & Associates Properties, Corporate Office Properties Trust, Cousins Properties Incorporated, Equity One, Inc. (until its removal in March 2017), Federal Realty Investment Trust, Kite Realty Group Trust, Liberty Property Trust, PS Business Parks, Inc., Ramco-Gershenson Properties Trust, Regency Centers Corp., Saul Centers, Inc., Tanger Factory Outlet Centers, Inc., Taubman Centers, Inc., The Macerich Company, Washington Prime Group Inc., Washington Real Estate Investment Trust and Weingarten Realty Investors.

In determining compensation for 2017, the Compensation Committee compared (i) the total 2016 compensation of the named executive officers to the total compensation paid to the executive officers in the peer group as reported in their 2016 proxy statements and in other sources and (ii) the allocation of total compensation of the named executive officers among base salary and cash incentive and equity awards to the allocation of such compensation among base salary and cash incentive and equity awards as reported in the proxy statements for the companies in the peer group and in other sources. The Compensation Committee also compared PREIT’s TSR and other business performance metrics to the TSR and other business performance metrics of the peer group companies. TSR is a measure of the financial return to shareholders over a specified measurement period. The financial return consists of dividends on a share of common equity during the period (which are deemed to be reinvested in shares when paid) plus (or minus) the increase (or decrease) in the market value of a share measured from the beginning to the end of the period.

The comparative compensation data provided background for assessing both the competitiveness of our compensation and the appropriate allocation between the elements of compensation. The Compensation Committee deemed the peer group comparisons to be more relevant to its compensation decisions than the proprietary NAREIT survey provided by the compensation consultant because it is a smaller comparison group that is more similar to the Company in terms of total capitalization, revenues, number of properties, number of employees, geographic location and other business characteristics and pertinent factors, including whether the peer company served the retail industry. The Compensation Committee does not set specific competitive pay targets or objectives, or otherwise engage in formal “benchmarking” of the individual components of compensation paid to the named executive officers against executives at peer group companies. The Compensation Committee does, however, generally try to set total compensation, including compensation in the form of performance based awards, for the named executive officers near the middle of the peer group data for their respective positions. The awards are designed to allow for the possibility of greater or lesser compensation based upon our performance.

The Compensation Committee also considers special or unusual matters that affect the metrics used to measure corporate or operational performance for purposes of the performance based elements of compensation, such as the unplanned, or earlier than planned, disposition of properties or defeasance clauses regarding the early repayment of debt. Such matters can directly affect FFO and indirectly affect TSR, two of the primary metrics used in the performance based awards. In addition, the Compensation Committee takes into consideration other business performance factors in determining the amount of the payout under the cash incentive opportunity awards.

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As part of its deliberations, especially with respect to the weighting given to the various components of compensation, the Compensation Committee reviewed internally-prepared tally sheets for each named executive officer. Each of these tally sheets presented the dollar amount of each component of each named executive officer’s compensation, as well as potential payments under various performance, termination and change of control scenarios.

Role of Our Executive Officers in Executive Compensation

As previously noted, Mr. Coradino, after consultation with other senior officers, made 2017 compensation recommendations for our officers, including the other named executive officers. The Compensation Committee discussed these recommendations with Mr. Coradino and invited him to participate in the Compensation Committee’s deliberations concerning compensation for the named executive officers, other than Mr. Coradino.

Compensation Objectives and Policies

The principal objectives of our compensation program are to ensure that the interests of our shareholders and the interests of our named executive officers are aligned and that our named executive officers are motivated to achieve established business objectives in order to maximize shareholder value. Our compensation program for 2017 consisted of three elements: (i) base salary; (ii) annual cash incentive opportunity; and (iii) equity under a long-term incentive program. These three elements are designed to contain an appropriate level and mix of compensation that emphasizes performance based compensation and equity to align the interests of our shareholders and our named executive officers and, if performance is achieved, to provide the officers with an opportunity for wealth creation. We also seek to motivate the named executive officers by providing a competitive level of base salary and time based restricted shares to encourage them to stay with the Company by having a mechanism to impose an opportunity cost for departing.

The express linkage of program elements to TSR, FFO, Same Store NOI, our leverage ratio, signing and opening anchor replacements and selling non-core properties, combined with an established share retention policy for the named executive officers, results in a layered approach intended to balance achievement of short-term operating objectives with longer-term value creation for our shareholders. FFO, Same Store NOI, our leverage ratio, signing and opening anchor replacements and selling non-core properties were used as measures of short-term performance associated with our cash incentive opportunity awards, and relative TSR for 2017 was used as the sole measure of long-term performance associated with performance based equity-based compensation. The mix of the compensation components as set forth in the 2017 Summary Compensation Table on page 32 is shown below on an aggregate basis for the Chief Executive Officer and the named executive officers.

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Components of Executive Compensation

Base Salary

Base salaries are intended to (i) be competitive with companies in the peer group, (ii) provide the named executive officers with a fixed and predictable source of income, and (iii) assure that the named executive officers remain committed to PREIT even when conditions do not permit the achievement of performance goals.

For 2017, the salaries of Mr. Coradino, Mr. McCadden and Mr. Goldman remained the same as in 2016. The salary of Mr. Ioannou, increased by $10,000 annually, or approximately 3.2%, which the Compensation Committee felt was appropriate in light of his role at the Company, current pay levels, and his performance in that role. The Compensation Committee also approved an increase of $25,000 annually, or approximately 7.1%, in 2017 base salary for Mr. Ventresca in light of his expanding role with the Company and his continued strong performance. The Compensation Committee viewed the increases, or lack thereof, as appropriate based on the Company’s performance in 2016 and on peer group and other data it reviewed, and it believed the increases in base salary that were awarded did not disrupt the proper allocation of compensation between fixed base salaries and short and long term incentive compensation.

Cash Incentive Compensation

Corporate Performance Factors

Each named executive officer was eligible to receive annual cash incentive compensation equal to a specified percentage of his 2017 base salary. The Compensation Committee established targets for the annual incentive compensation based on FFO per share, growth in Same Store NOI, the leverage ratio of the Company under its principal credit facility, the signing and opening of anchor replacements and the selling of non-core properties. The Compensation Committee also made a qualitative assessment of executive officer performance as a group as part of the annual incentive compensation awards. The Compensation Committee had the discretion to take into account FFO per share as adjusted to exclude certain items that the Compensation Committee did not believe reflected the Company’s core operating performance.

2017 Annual Incentive Opportunity Awards

For each of the named executive officers, 100% of their 2017 cash incentive opportunity award was determined by the corporate performance of the Company based upon the articulated performance metrics and strategic objectives established by the Compensation Committee, including the Compensation Committee’s qualitative assessment of executive officer performance as a group. As discussed further below, Mr. Ventresca and Mr. Ioannou also received additional discretionary bonuses, which are reported in the “Bonus” column of the 2017 Summary Compensation Table.

Having the annual cash incentive opportunity awards for all of the named executive officers depend solely on corporate performance is intended to encourage teamwork. The decision to focus on corporate performance also reflects the view that the named executive officers have the greatest ability to influence operating performance and that a substantial portion of their compensation, therefore, should be based upon the Company’s overall operating performance and the achievement of identified strategic objectives.

The 2017 annual cash incentive opportunity awards were designed to motivate the named executive officers to achieve the objectives of the 2017 business plan that was prepared by management and approved by the Board of Trustees. The opportunity amounts were expressed in the awards as threshold, target and outperformance levels. If the corporate performance metrics had been below the threshold level, no incentive compensation would have been paid for such metric. If any of the performance metrics had been between the threshold and target levels or between the target and outperformance levels, the amount of the incentive compensation would be determined on a proportionate basis for that metric. If any of the performance metrics had been above the outperformance level, the amount of incentive compensation would have been paid at the outperformance level for that metric. The potential incentive compensation for 2017 for the named executive officers was equal to the following percentages of their base salaries.

	Threshold	Target	Outperformance
Joseph F. Coradino	67.5%	135%	270%
Robert F. McCadden	40%	80%	160%
Bruce Goldman	40%	80%	160%
Mario C. Ventresca, Jr.	30%	60%	120%
Andrew M. Ioannou	30%	60%	120%

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Corporate Performance Factors and 2017 Performance

At the beginning of 2017, the Compensation Committee set the target for FFO per share at $1.69 per diluted share, which was consistent with the midpoint of our 2017 FFO guidance range announced on February 23, 2017. The Compensation Committee also decided that there should be an approximately 5.0% spread between the target level and each of the threshold and outperformance levels. Accordingly, the threshold and outperformance levels were set at $1.61 per diluted share and $1.77 per diluted share, respectively. The FFO per share goals were approved with the expectation that there would be a high probability of achieving the threshold, a likelihood of achieving the target and a modest probability of achieving the outperformance level. The FFO per share goals assumed that certain asset sales would occur in 2017 and that no other extraordinary events, such as acquisitions, other dispositions, executive separation costs, or losses on hedge ineffectiveness or prepayment premiums from the early repayment of certain mortgage loans, would occur. As such types of items are inherently unpredictable, the Compensation Committee believes it is more appropriate to retain some discretion to adjust FFO per share up or down to account for such items rather than to be firmly locked into FFO targets that do not reflect the effects of decisions that the Board of Trustees believes are in the best interests of the Company and its shareholders but that adversely affect FFO per share in the period when the event occurs.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. FFO is a commonly used measure of operating performance among REITs, and we use FFO as a supplemental non-GAAP measure to compare our performance for different periods to that of our industry peers. NAREIT defines FFO, which is a non-GAAP measure, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. For a reconciliation of FFO to net income (loss) for 2017, see our Annual Report on Form 10-K for the year ended December 31, 2017 at pages 59-60.

The Compensation Committee also established target Same Store NOI growth of 1.5%, with a threshold goal of 1.0% and an outperformance goal of 2.0%. Similarly, the Compensation Committee established a target leverage ratio of 51%, with a threshold goal of 55% and an outperformance goal of 47%. In addition to these performance metrics, the Compensation Committee established eleven strategic goals related to opening anchor replacement stores at four locations, signing new anchor replacement tenants at five locations and selling two non-core properties. The Compensation Committee set the target performance goal at achieving seven of these eleven strategic objectives, with a threshold goal of five out of eleven and an outperformance goal of nine out of eleven.

NOI and Same Store NOI are non-GAAP financial measures that are derived from real estate revenue (determined in accordance with GAAP, including lease termination revenue), minus property operating expenses (determined in accordance with GAAP), plus our pro rata share of revenue and property operating expenses of our unconsolidated partnership investments. NOI does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measure to NOI. NOI excludes other income, general and administrative expenses, provision for employee separation expenses, interest expense, depreciation and amortization, gains on sales of real estate by equity method investees, gain on sale of non-operating real estate, gain on sale of interest in real estate, impairment of assets, project costs and other expenses. Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented. For a reconciliation of NOI to net income (loss) for 2017, see our Annual Report on Form 10-K for the year ended December 31, 2017 at pages 59-60.

The Compensation Committee determined to weight the performance goals as follows: FFO—35%; Same Store NOI growth—20%; leverage—10%; and strategic goals—25%. The remaining 10% of the bonus weighting was reserved for the Compensation Committee’s qualitative assessment of executive officer performance as a group. The executives would be awarded 50% of the applicable weighting percentage for achieving the threshold level of performance for each performance metric, 100% for achieving the target level, and 200% for achieving

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outperformance level. If the Company’s results were between threshold and target or target and outperformance for a particular performance metric, the weighting for that metric would be interpolated between the applicable thresholds proportionately. The sum of the resulting weighting percentages would determine the overall degree to which the executives performed at threshold, target or outperformance levels.

In February 2018, the Company reported 2017 FFO per diluted share of $1.58, and FFO per diluted share, as adjusted, of $1.67. The Compensation Committee noted that FFO per share was negatively impacted by approximately $0.05 per share resulting from dilution resulting from the disposition in August and September 2017 of two non-core properties. All of the dispositions, acquisitions and related costs are central to the Company’s stated goal of improving the quality of its portfolio, and the Compensation Committee believed that such transactions that are expected to be positive in the long term should not negatively impact the evaluation of the Company’s operating metrics under the annual incentive program in the given year in which they occur. The Compensation Committee also took into account additional factors, including severance costs, debt costs related to early refinancing of loans and the redemption of the Company’s Series A Preferred Stock. Accordingly, the Compensation Committee determined to increase the FFO per share, as adjusted, for 2017 to $1.725 per share, for purposes of its compensation analysis, which amount fell above the target, but below the outperformance level of $1.77.

The Compensation Committee also determined that Same Store NOI growth for 2017 was only 0.7%, which fell below the threshold level for that performance factor, so no credit was earned by the named executive officers towards their bonus based on that factor. The Company’s leverage ratio at the end of 2017 was 50.65%, which was slightly better than target, and the Compensation Committee determined that the Company had achieved ten of the eleven identified strategic goals, which exceeded the outperformance level. Based on the overall performance of the executive officers as a group in a challenging environment for retail REITs, the Compensation Committee also evaluated the performance of the executive officers as a group to be 25% above target, but 75% below outperformance.

The following table summarizes (i) the performance factors considered by the Compensation Committee, (ii) their relative weighting, (iii) the threshold, target and outperformance levels, (iv) the Company’s actual performance, and (v) the resulting weighted contribution to the bonus payments:

		Performance Range				Weighted Contribution To Bonus
Metric	Weighting	Threshold (50%)	Target (100%)	Outperformance (200%)	Actual
FFO Per Share	35%	$1.61	$1.69	$1.77	$1.725	50.3%
Same Store NOI Growth	20%	1.0%	1.5%	2.0%	0.7%	0.0%
Leverage	10%	55%	51%	47%	50.65%	10.9%
Strategic Goals	25%	5 of 11	7 of 11	9 of 11	10 of 11	50.0%
Qualitative Performance	10%	5%	10%	20%	12.5%	12.5%
Composite Weighted Achievement of Performance Metrics						123.7%

In addition to the bonuses paid to the named executive officers pursuant to the annual incentive plan, the Compensation Committee also determined to pay additional discretionary bonuses to Messrs. Ventresca and Ioannou in the amounts of $96,703 and $61,036, respectively, based on their particular contributions to achieving certain of the performance metrics and strategic objectives.

The following table summarizes the actual annual incentive plan amounts and other bonuses paid to Messrs. Coradino, McCadden, Goldman, Ventresca and Ioannou with respect to 2017:

	2017 Salary	Target Bonus as Percent of Salary	Actual Bonus as Percentage of Salary Based on Performance	2017 Annual Incentive Plan Bonus	Additional Bonus	Total Bonus Paid
Joseph F. Coradino	$750,000	135%	166.98%	$1,252,336	$0	$1,252,336
Robert F. McCadden	$499,260	80%	98.95%	$494,018	$0	$494,018
Bruce Goldman	$390,825	80%	98.95%	$386,721	$0	$386,721
Mario C. Ventresca, Jr.	$375,000	60%	74.21%	$278,297	$96,703	$375,000
Andrew M. Ioannou	$322,000	60%	74.21%	$238,964	$61,036	$300,000

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Long Term Incentive Awards

Since 2002, long term compensation awards to our named executive officers have consisted solely of equity (except in 2009), divided evenly between performance based equity awards and time based equity awards.

Restricted Share Units (“RSUs”)

One-half of the value of the 2017 long term compensation awards was granted in the form of RSUs. Under the 2017 RSU Program, an account is established for each named executive officer as of the grant date and is credited with a number of RSUs computed by dividing the stated value of the award by the 20 day average of the closing prices of a share of PREIT through the day preceding the grant date. Amounts equal to the dividends paid on an equivalent number of shares held as of the applicable record date before the end of the three-year measurement period are deemed to be invested in additional RSUs; however, no dividends are paid unless shares are actually earned at the end of the measurement period. The number of shares earned with respect to the RSU award will depend upon the achievement of TSR for the measurement period of January 1, 2017 through December 31, 2019 at specified levels relative to the TSR of component companies in the MSCI US REIT Index (the “Index”). This Index reflects the total return to the shareholders of a broad cross section of publicly-held U.S. REITs. TSR was selected as the sole metric for the RSUs because TSR directly measures the financial return to shareholders over a specified period. As a result, these awards to named executive officers are directly aligned with the long-term economic interests of our shareholders. Beginning with the program approved for the 2018-2020 period, a portion of the RSUs would vest based on the achievement of absolute TSR at certain thresholds. The Company believes that this change, to use both measurements, better aligns executive performance with actual shareholder returns, as opposed to relying only on a relative measure that may be influenced by many factors that affect peer performance, and do not directly relate to the Company’s performance.

The RSUs either vest or expire without the issuance of any shares at the end of the measurement period. A specified percentage of the RSUs in each account on that date will be converted into shares of PREIT and delivered to the named executive officer if the TSR of PREIT for the measurement period equals or exceeds the 25th percentile of the companies in the Index for the same measurement period. If TSR does not equal at least the 25th percentile of the companies in the Index during the measurement period, the named executive officer’s entire account associated with that measurement period will expire without the issuance of any shares. If TSR is equal to or above the 25th percentile of companies in the Index during the measurement period, the RSUs (including RSUs resulting from reinvestment of amounts equal to dividends) will vest and there will be issued a number of shares ranging from 50% up to a maximum of 150% (at or above the 75th percentile of companies in the Index) of the number of RSUs. In the event of a change of control, the measurement period for any outstanding RSU Program would end on the date of the change of control, and shares will become payable under those awards, if at all, based on our relative TSR performance through that date.

RSUs also expire without the issuance of any shares if, during the measurement period, a named executive officer’s employment is terminated for “cause” or voluntarily by the named executive officer without “good reason,” as those terms are defined in the named executive officer’s employment agreement, or in the absence of such an agreement, as those terms are defined in the RSU program generally. RSUs will not expire without the issuance of any shares in the event of the termination of a named executive officer’s employment by PREIT without “cause” or by the named executive officer for “good reason,” or in the event of termination of employment due to disability or death. Under such circumstances, the RSUs will remain outstanding and will vest or expire without the issuance of any shares based on the actual TSR as determined at the end of the relevant measurement period, as if the named executive officer had remained an employee.

Restricted Shares

The restricted shares awarded to the named executive officers in 2017 generally vest in three equal installments on or about February 15, 2018, 2019 and 2020, as long as the named executive officer remains an employee on the vesting date. The named executive officers are entitled to receive an amount in cash equal to the amount of dividends that would be paid on unvested time based restricted shares. While the shares remain unvested, this amount is treated as compensation and is deducted from income in the calculation of earnings per share.

The use of time based restricted shares is designed to retain the services of a named executive officer by providing a predictable award for continued service and creating a potentially significant cost to the named executive officer if he were to terminate his employment voluntarily. Moreover, since the award consists of shares which vest over a period of years, the economic interests of the executive in maintaining and enhancing the value of the shares are aligned with the long-term interests of our shareholders.

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COMPENSATION

Vesting of restricted shares accelerates for Mr. Coradino and Mr. McCadden in the event of a “change of control” of PREIT, a termination of their employment by PREIT without “cause,” or a termination of employment by Mr. Coradino or Mr. McCadden for “good reason,” as each of those terms is defined in their respective employment agreements. Unvested restricted shares also vest for Mr. Coradino and Mr. McCadden in the event of termination of employment due to death or disability. Vesting of restricted shares accelerate for Mr. Ventresca and Mr. Ioannou in the event of a change of control of PREIT, or in the event of termination of employment due to death or disability.

Share Ownership and Retention Guidelines

Our Board of Trustees has adopted trustee and executive officer share ownership and retention guidelines. These guidelines generally have been incorporated into our Corporate Governance Guidelines, which are available on our website, www.preit.com. Under the guidelines, (i) the Chief Executive Officer is required to own securities of PREIT having an aggregate dollar value equal to five times his base salary, and (ii) any other named executive officer is to maintain an aggregate value equal to two times his or her respective base salary. Each named executive officer and each other covered officer is to be in compliance with the retention guidelines within five years after becoming such an officer. All named executive officers to whom the share ownership and retention guidelines apply are in compliance with the guidelines, or are currently expected to be in compliance or close to compliance within the allotted time period, depending on the Company’s share price at the end of the five-year period. The Company will continue to monitor compliance for these officers as the respective five-year anniversaries of their appointments approach.

Until the preceding ownership levels have been met by a covered officer, the guidelines state that each such officer shall retain 100% of the net shares received under an equity-based compensation plan. In addition, even after satisfying the ownership guidelines, each covered officer has been required to retain 50% of the shares received under an equity-based compensation plan for a one year period after the vesting of shares. In 2018, the Company added an additional requirement, that all vesting time based restricted shares and all shares ultimately awarded at the end of any measurement period under any RSU program, beginning with shares and RSUs granted in 2018, be held for a minimum one year after vesting.

Non-employee trustees are, within five years after becoming a trustee, to maintain ownership of at least five times the base annual board retainer paid to non-employee trustees. All trustees are in compliance with our share ownership and retention guidelines, or are expected to be in compliance or close to compliance within the allotted time period, depending on the Company’s share price at the end of the five-year period. One of our non-employee trustees will become subject to this standard at our 2018 Annual Meeting and, depending on the Company’s share price at that time, is expected to be compliant or to be short of the target by a nonmaterial amount. If he is not in compliance, we anticipate that his annual award as a trustee will bring him into compliance when it vests at the 2019 Annual Meeting.

Recoupment Policy

We have adopted a policy on recoupment of performance based compensation in the event of the restatement of our financial statements (also known as a “clawback” policy). The policy has been incorporated into our Corporate Governance Guidelines, which are available on our website, www.preit.com. The policy provides that if the intentional misconduct or fraud of a senior officer or former senior officer (including any of the named executive officers) causes or partially causes us to restate all or a portion of our financial statements, the Board of Trustees may, to the extent permitted by applicable law, require the repayment of a portion or all of any cash incentive award, vested restricted shares or other incentive-based compensation paid pursuant to grants made on or after January 1, 2008 to such senior officer or former senior officer and/or may cancel any unvested restricted shares, if (1) the amount or vesting of the incentive-based compensation was calculated based upon, or dependent on, the achievement of financial or operating results that were adversely affected by the restatement, and (2) the amount or vesting of the incentive-based compensation would have been less if the incentive compensation had been determined in light of the financial or operating results as restated.

Anti-Hedging and Anti-Pledging Policy

Trustees and certain officers are prohibited from hedging their positions in our common shares. Trustees and certain officers are prohibited from holding positions in our securities in a margin account (subject to certain grandfathered exceptions), and may only pledge such securities to secure a loan with the prior approval of our Chief Compliance Officer, who must make a determination that the number and value of such securities is not significant relative to the number of outstanding securities of the applicable class, the market value or trading volume of such securities or the individual’s total holdings of our securities.

    2018 Proxy Statement    29

COMPENSATION

Severance Payments

Each of the current employment agreements of Mr. Coradino and Mr. McCadden (and the separation agreement for Mr. Goldman) provides for severance payments (including vesting of shares) upon a termination of employment. Mr. Ventresca and Mr. Ioannou do not have employment agreements with the Company; however, severance provisions for Mr. Ventresca and Mr. Ioannou are provided in the PREIT Services, LLC Severance Pay Plan for Certain Officers, as modified by letter agreements with Mr. Ventresca and Mr. Ioannou. The severance arrangements are described under “2017 Executive Compensation—Potential Payments Upon Termination or Change of Control” beginning on page 39. The total payments and benefits listed in that section and the balance in the non-qualified retirement plans for a particular named executive officer shown on page 38 represent the total value that a named executive officer would have received if such officer’s employment had terminated on December 31, 2017 under the circumstances discussed beginning on page 39. Because Mr. Goldman announced his retirement and agreed to a separation agreement as of December 21, 2017, his previously existing employment agreement was superseded, and the provisions of his separation agreement are described below. The severance arrangements are designed to discourage named executive officers from voluntarily terminating their employment to accept other employment opportunities. In the case of a possible change of control, the severance arrangements also serve to encourage named executive officers to remain focused on their duties during a period of uncertainty. A so-called “double trigger” requirement applies to severance payable on account of a termination of employment in connection with a change of control for several of the named executive officers. Accordingly, there must be both a change of control (as defined in the applicable employment agreement) and a timely termination of the named executive officer’s employment in order for any severance payments to be made to those officers, although all restricted shares will vest upon a change in control, and shares will become payable under RSU Programs, if at all, based on our relative TSR performance through the date of the change in control. The function of a double trigger on cash severance payments is to encourage the named executive officers to remain in our employment or in the employment of our successor in the event that the acquiror does not alter the material conditions of employment as reflected by the events that would give rise to a good reason termination.

In the event of a termination of employment without cause or for good reason within specified periods before or after a change of control, none of the named executive officers, other than Mr. McCadden, has the right to receive any reimbursement for excise tax payments that may arise under Section 4999 of the Code. Pursuant to an agreement entered into several years ago that has not otherwise been required to be amended, Mr. McCadden is entitled to receive, in addition to the amount otherwise payable upon termination for such events, an amount necessary to pay some or all of the excise tax on “excess parachute payments” imposed by Section 4999 of the Code. Mr. McCadden is entitled to receive a sum equal to one-half of the excise tax payment. In no case is the amount of the additional payment “grossed-up” to cover taxes assessed upon the additional payment.

Share Trading Restrictions

Officers and trustees are subject to “blackout” restrictions that prohibit trading in our securities beginning ten days prior to the end of a fiscal quarter and ending on the third business day after the public release of the results for the fiscal period, unless purchases and sales are made under a plan complying with Rule 10b5-1 under the federal securities laws.

Non-Qualified Retirement Plans

An unfunded, non-qualified retirement plan has been established for each of the named executive officers other than Mr. Ventresca and Mr. Ioannou. Under each plan, a specified sum that varies for such named executive officer is credited to his account at the beginning of the year. The amount credited to the account of each such named executive officer is based on the employment agreement between the Company and such officer and such required annual contribution is set forth in footnote (4) to the Summary Compensation Table. Interest has accrued on the credited amounts at 10% compounded annually, although for Mr. Coradino, this accrual rate dropped to 5% beginning January 1, 2012 in connection with the negotiation and amendment of his employment agreement related to his new role with the Company in 2012. The account is payable to the named executive officer within 60 days of termination of employment irrespective of the cause for termination (subject to any required delay under Section 409A of the Code). The retirement accounts are intended to aid in the retention of named executive officers by providing a determinable amount of cash available upon retirement. The table on page 38 lists the amounts credited to the accounts of the named executive officers (and in the case of Mr. Goldman, the amount paid or payable pursuant to his separation agreement, to him upon his retirement in January 2018).

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COMPENSATION

Deferred Compensation

We do not offer a deferred compensation program under which our senior executives can elect to defer any portion of their cash compensation. We have permitted recipients of RSUs to defer receipt of the shares earned thereunder. As described above in the section entitled “Non-Qualified Retirement Plans,” we also provide non-elective deferred compensation, as specified in the employment agreements of certain of the named executive officers, which is based solely on employer contributions and credits.

No Perquisites

We do not provide significant perquisites or personal benefits to any of our named executive officers.

Benefits Generally Available to Employees

The named executive officers are entitled to participate in our 401(k) Plan, which is generally available to all of our employees. We match a portion of the contributions of the named executive officers up to specified limits on the same terms as apply to other employees. The named executive officers are also entitled to participate in various insurance programs generally available to our employees, including medical, dental, vision, disability and life insurance.

Accounting and Tax Considerations

The RSUs and restricted share grants for 2017 are subject to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation. Under FASB ASC Topic 718, these equity classified awards are measured at grant date fair value determined as described in footnote (1) to the 2017 Summary Compensation Table and not subsequently remeasured. The grant date fair value of an equity-classified award is expensed in our statements of operations over the relevant service period. For tax purposes, however, the equity awards are not deductible prior to the date on which they vest (or in the case of RSUs, prior to the date that shares are issued in respect thereof). Irrespective of when payments are made, the amounts paid under the annual cash incentive opportunity awards were expensed in our statements of operations for the year during which the amounts were earned. The Compensation Committee is aware of the accounting and tax treatment accorded to the equity and cash awards and total cash compensation generally, but the treatment has not been a significant factor in our compensation programs or in the decisions of the Compensation Committee concerning the amount or type of equity award.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on the Compensation Committee’s review and discussion of the Compensation Discussion and Analysis with management, the Compensation Committee recommended to the Board of Trustees that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE

EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE OF THE

BOARD OF TRUSTEES

Michael J. DeMarco, Chair

Leonard I. Korman

Charles P. Pizzi

    2018 Proxy Statement    31

COMPENSATION

2017 Executive Compensation

2017 Summary Compensation Table

The following table shows information concerning the compensation recorded by PREIT for the three most recent fiscal years for PREIT’s Chief Executive Officer, Chief Financial Officer and other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Grant Date Fair Value of Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph F. Coradino Chief Executive Officer and Trustee	2017	750,000	0	1,648,674	1,252,336	19,419	60,800	3,731,229
	2016	750,000	163,891	1,870,776	1,012,500	22,009	60,600	3,879,776
	2015	725,000	0	1,689,668	906,250	16,224	60,600	3,397,742
Robert F. McCadden Executive Vice President and Chief Financial Officer	2017	499,260	0	698,400	494,018	47,781	35,800	1,775,259
	2016	499,260	37,314	792,474	399,408	44,680	35,600	1,808,736
	2015	484,718	0	790,786	387,774	36,717	35,600	1,735,595
Bruce Goldman Executive Vice President, Secretary and General Counsel	2017	390,825	0	390,504	386,721	54,267	35,800	1,258,117
	2016	390,825	36,845	443,113	312,660	50,970	35,600	1,270,013
	2015	379,442	0	442,144	303,554	42,106	35,600	1,202,846
Mario C. Ventresca, Jr. Executive Vice President, Operations	2017	375,000	96,703	299,761	278,297	0	10,800	1,060,561
	2016	350,000	140,000	317,460	210,000	0	10,600	1,028,060
	2015	305,001	166,999	284,333	183,001	0	10,600	949,934
Andrew M. Ioannou Executive Vice President, Finance and Acquisitions	2017	322,000	61,036	257,382	238,964	0	10,800	890,182
	2016	312,000	50,455	283,004	187,200	0	10,600	843,259

(1)

The amounts shown in the Grant Date Fair Value of Stock Awards column represent the aggregate grant date fair value of stock awards granted during the year, as computed in accordance with Topic 718, excluding the effect of estimated forfeitures. Generally, the aggregate grant date fair value is the amount that PREIT expects to expense in its financial statements over the award’s vesting schedule. The amounts shown reflect PREIT’s accounting expense and do not correspond to the actual value that will be realized by the named executive officers. Valuations with respect to awards of time based restricted shares are reflected in the tables based on the average of the high and low sale prices of a PREIT common share on the date of grant. Valuations with respect to grants of performance based awards are reflected in the tables as determined using a Monte Carlo simulation probabilistic valuation model. With respect to the performance based RSUs, if the highest level of performance were to be achieved, then the number of shares that would be received in respect of such RSUs would be 150% of the number of RSUs granted (plus any additional RSUs deemed acquired as a result of reinvestment of amounts equal to dividends paid on an equivalent number of shares), and the grant date value of such awards (using the original stated value of the RSUs and not including any value attributable to RSUs deemed to be acquired in connection with the subsequent reinvestment of amounts equal to dividends paid on an equivalent number of shares) would have been as follows: Joseph F. Coradino—$1,019,990, Robert F. McCadden—$432,081, Bruce Goldman—$241,594, Mario C. Ventresca, Jr.—$185,454, and Andrew M. Ioannou—$159,235. See “—2017 Grants of Plan-Based Awards.” Whether the named executive officers will receive any shares in respect of the performance based awards (RSUs) depends on whether PREIT achieves certain relative performance (TSR) objectives. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718 with respect to awards of RSUs, which assumptions included no expirations without the issuance of any shares, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(2)

The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of amounts paid in respect of the annual incentive plan, as determined by the Compensation Committee in accordance with the plan and the awards thereunder; see “Compensation-Compensation Discussion and Analysis-Components of

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COMPENSATION

Executive Compensation-Cash Incentive Compensation.” The payments are generally made early in the following year. For 2017, these awards were generally made at 23.7% above the target level, with discretionary amounts paid separately to Messrs. Ventresca and Ioannou reported in the “Bonus” column.

(3)

The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent the above-market portion, which is the amount in excess of 120% of the applicable federal rate, of the interest earned on nonqualified deferred compensation plans of the named executive officers, which is credited as follows: (a) at a rate of 5% compounded annually for Mr. Coradino, and (b) at a rate of 10% compounded annually for Mr. McCadden and Mr. Goldman, on the cumulative balance held in such officer’s supplemental retirement plan account. Mr. Ventresca and Mr. Ioannou do not participate in a supplemental executive retirement plan. The applicable federal rate for long term, annual compounding was 2.64% as of December 2017.

(4)	The amounts shown in 2017 All Other Compensation are comprised of the following:

	Non-Qualified Retirement Plan Company Contributions ($)	Qualified Plan – 401(k) Company Contributions ($)	Total All Other Compensation ($)
Joseph F. Coradino	50,000	10,800	60,800
Robert F. McCadden	25,000	10,800	35,800
Bruce Goldman	25,000	10,800	35,800
Mario C. Ventresca, Jr.	—	10,800	10,800
Andrew M. Ioannou	—	10,800	10,800

Employment Agreements

Joseph F. Coradino

Joseph F. Coradino’s employment agreement with PREIT was amended effective June 7, 2012, in connection with Mr. Coradino’s appointment as the Chief Executive Officer of PREIT. The initial term of Mr. Coradino’s agreement was two years from June 7, 2012, extending year-to-year thereafter unless either party gives notice at least 120 days in advance of any expiration date that the term will not be renewed. Mr. Coradino is entitled to participate in cash and equity incentive programs of PREIT as determined by the Compensation Committee. The annual credit to Mr. Coradino’s fully vested supplemental retirement account is $50,000 and the interest accruing on the account is 5.0% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. Coradino or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. Coradino or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. The agreement provides for the nomination of Mr. Coradino as a candidate for election to the Board of Trustees so long as his employment under the agreement has not terminated.

Robert F. McCadden

Robert F. McCadden’s employment agreement with PREIT was amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extending year-to-year thereafter unless either party gives notice at least 120 days in advance of any expiration date that the term will not be renewed. Under the agreement, Mr. McCadden serves as Executive Vice President and Chief Financial Officer of PREIT. Mr. McCadden is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) are payable to Mr. McCadden or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 are payable to Mr. McCadden or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code.

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COMPENSATION

Bruce Goldman

Bruce Goldman retired from the Company effective January 9, 2018. Prior to his retirement, Mr. Goldman’s employment agreement with PREIT had been amended and restated effective as of December 30, 2008 for an initial term through December 31, 2009, and extended year-to-year thereafter unless either party had given notice at least 120 days in advance of any expiration date that the term will not be renewed. Under the agreement, Mr. Goldman served as Executive Vice President, Secretary and General Counsel of PREIT. Mr. Goldman was entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT was obligated to credit $25,000 per year to a supplemental retirement plan account that accrued interest at the rate of 10% per year, compounded annually. The amounts credited to the supplemental retirement plan as of December 31, 2004 (plus earnings thereon) were payable to Mr. Goldman or his beneficiaries within 60 days of the termination of his employment for any reason. The amounts credited to the supplemental retirement plan on and after January 1, 2005 were payable to Mr. Goldman or his beneficiaries within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of his employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. On December 21, 2017, in connection with his retirement, Mr. Goldman entered into a Separation Agreement with the Company, which further modified several of the provisions of his employment agreement and which are discussed below under “Potential Payments Upon Termination or Change of Control,” beginning on page 39. A portion of the amount held in Mr. Goldman’s supplemental retirement plan account has been paid to him in connection with his retirement, and the remainder is expected to be paid to him in July 2018, pursuant to his separation agreement.

Mario C. Ventresca, Jr.

Mario C. Ventresca, Jr. does not have a separate employment agreement with PREIT, though he generally participates in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. As an officer of PREIT Services, LLC, he participates in the PREIT Services, LLC Severance Pay Plan for Certain Officers (the “Severance Plan”), however, the amounts that Mr. Ventresca would receive under that plan have been amended by a separate letter agreement entered into on May 8, 2013. The letter agreement relates specifically to severance benefits upon termination following a change of control and is discussed in “Potential Payments Upon Termination or Change of Control,” beginning on page 39.

Andrew M. Ioannou

Andrew M. Ioannou does not have a separate employment agreement with PREIT, though he generally participates in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. As an officer of PREIT Services, LLC, he participates in the Severance Plan, however, the amounts that Mr. Ioannou would receive under that plan have been amended by a separate letter agreement entered into on May 8, 2013. The letter agreement relates specifically to severance benefits upon termination following a change of control and is discussed in “Potential Payments Upon Termination or Change of Control,” beginning on page 39.

Named Executive Officers Generally

Each of the employment agreements for Joseph F. Coradino, Robert F. McCadden and, prior to his resignation, Bruce Goldman also provides for certain severance and other benefits upon certain terminations of employment, as well as certain non-competition/non-solicitation obligations of the executive. The Severance Plan and related letter agreements for Mr. Ventresca and Mr. Ioannou similarly provide for certain severance and other benefits upon termination of employment. See “Potential Payments Upon Termination or Change of Control,” beginning on page 39, for a description of all such benefits and obligations.

34    2018 Proxy Statement

COMPENSATION

2017 Grants of Plan-Based Awards

The following table shows information concerning grants of plan-based awards made by PREIT in 2017 to PREIT’s Chief Executive Officer, Chief Financial Officer and other named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph F. Coradino	2017	506,250	1,012,500	2,025,000
	2/27/2017				29,488	58,976	88,464		679,993
	2/27/2017							58,976	968,681
	Total	506,250	1,012,500	2,025,000	29,488	58,976	88,464	58,976	1,648,674
Robert F. McCadden	2017	199,704	399,408	798,816
	2/27/2017				12,492	24,983	37,475		288,054
	2/27/2017							24,983	410,346
	Total	199,704	399,408	798,816	12,492	24,983	37,475	24,983	698,400
Bruce Goldman	2017	156,330	312,660	625,320
	2/27/2017				6,985	13,969	20,954		161,063
	2/27/2017							13,969	229,441
	Total	156,330	312,660	625,320	6,985	13,969	20,954	13,969	390,504
Mario C. Ventresca, Jr.	2017	112,500	225,000	450,000
	2/27/2017				5,362	10,723	16,085		123,636
	2/27/2017							10,723	176,125
	Total	112,500	225,000	450,000	5,362	10,723	16,085	10,723	299,761
Andrew M. Ioannou	2017	96,600	193,200	386,400
	2/27/2017				4,604	9,207	13,811		106,157
	2/27/2017							9,207	151,225
	Total	96,600	193,200	386,400	4,604	9,207	13,811	9,207	257,382

(1)

The amounts shown under Estimated Future Payouts Under Non-Equity Incentive Plan Awards represent the potential threshold, target and outperformance awards under the 2017 annual cash incentive compensation plan based on specified corporate performance metrics.

(2)

The numbers shown under Estimated Future Payouts Under Equity Incentive Plan Awards represent the number of shares issuable in connection with the RSUs, not including RSUs resulting from the deemed investment of amounts equal to dividends paid on an equivalent number of common shares. See “Performance Based Programs—Restricted Share Unit Program.” The recipient is not entitled to any voting rights in connection with the RSUs. See “Compensation Discussion and Analysis” for a discussion of the objectives of the RSUs. Whether the named executive officers will receive any shares in respect of the RSUs depends on whether PREIT achieves certain relative performance (TSR) objectives. If the measurement period had ended on December 31, 2017, PREIT would not have met the objectives for the 2016 or 2017 RSU grants.

(3)

The numbers shown under All Other Stock Awards represent the number of time based restricted shares granted under PREIT’s Second Amended and Restated 2003 Equity Incentive Plan. These shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested. PREIT made cash distributions to all holders of common shares of $0.84 per share in 2017. In February 2018, PREIT’s Board of Trustees declared a quarterly cash dividend of $0.21 per share payable in March 2018.

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COMPENSATION

(4)

The amounts shown under Grant Date Fair Value of Stock and Option Awards represent the fair value of the awards on the date of grant, as computed in accordance with Topic 718, excluding the effect of estimated forfeitures. Valuations with respect to grants of performance based awards are reflected in the tables as determined using a Monte Carlo simulation probabilistic valuation model. Whether the named executive officers will receive any shares in respect of the performance based awards (RSUs) depends on whether PREIT achieves certain relative performance (TSR) objectives. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to Topic 718 with respect to grants of RSUs, see Note 8, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. Valuations with respect to awards of time based restricted shares are reflected in the tables based on the average of the high and low sale prices of a PREIT common share on the date of grant.

Performance-Based Programs

Restricted Share Unit (“RSU”) Programs

In 2015, 2016 and 2017, the Compensation Committee made awards in the form of market-based performance contingent restricted share units, or RSUs, under the 2015-2017 Restricted Share Unit Program (for grants made in 2015), the 2016-2018 Restricted Share Unit Program (for grants made in 2016), and the 2017-2019 Restricted Share Unit Program (for grants made in 2017). The RSUs represent the right to earn common shares in the future depending on PREIT’s total shareholder return, or TSR, for the three year period (the “Measurement Period”) ended December 31, 2017 (for grants made in 2015), ending December 31, 2018 (for grants made in 2016) and ending December 31, 2019 (for grants made in 2017) relative to the TSR for the applicable Measurement Period of the component companies in the MSCI US REIT Index (the “Index”) for those periods. Dividends paid by PREIT during the Measurement Period are deemed to be invested in additional RSUs for the account of the named executive officer at the 20 day average closing price of a share of PREIT ending on the dividend payment date. If TSR is equal to or above the 25th percentile of companies in the Index during the Measurement Period, the RSUs (including RSUs resulting from reinvestment of amounts equal to dividends) will vest and there will be issued a number of shares ranging from 50% up to a maximum of 150% (at or above the 75th percentile of companies in the Index) of the number of RSUs. The Measurement Periods for the 2016-2018 RSU Program and the 2017-2019 RSU Program are still in progress; accordingly, it cannot yet be determined what portion, if any, of the RSUs granted under those programs will be earned.

Except if there is a change of control, participants may elect to defer delivery of all or a portion of the shares to be awarded to such participant until separation from service or a specified date chosen by the participant. If a participant elects to defer delivery until separation from service, PREIT must deliver the shares to participants who are “specified employees,” as defined in Section 409A of the Code, upon the earlier of six months after separation from service or death. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

If, prior to the last day of the Measurement Period, the named executive officer’s employment is terminated by PREIT for a reason other than cause or by the named executive officer for good reason or because of the death or disability of the named executive officer, the named executive officer will remain eligible to receive shares under the program as if his employment had not terminated. If the named executive officer’s employment is terminated for any other reason, the named executive officer will forfeit all of the RSUs.

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COMPENSATION

Outstanding Equity Awards at 2017 Fiscal Year End

The following table shows information concerning outstanding equity awards at December 31, 2017, including both awards subject to market-based performance conditions and time based awards, made by PREIT to its Chief Executive Officer, Chief Financial Officer and other named executive officers.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Joseph F. Coradino	108,426	1,289,185	125,424	1,491,291
Robert F. McCadden	46,478	552,623	53,131	631,728
Bruce Goldman(4)	0	0	0	0
Mario C. Ventresca, Jr.	19,097	227,063	22,052	262,198
Andrew M. Ioannou	16,882	200,727	19,280	229,239

(1)

The numbers shown under Number of Shares or Units of Stock That Have Not Vested represent the number of time based restricted shares granted under PREIT’s Second Amended and Restated 2003 Equity Incentive Plan. These shares will vest in three equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Joseph F. Coradino	Robert F. McCadden	Bruce Goldman	Mario C. Ventresca, Jr.	Andrew M. Ioannou
2/15/2018	50,558	21,965	—	8,801	7,938
2/15/2019	38,210	16,186	—	6,722	5,875
2/18/2020	19,658	8,327	—	3,574	3,069
Total	108,426	46,478	0	19,097	16,882

(2)	The market value of shares is based upon the closing market price per share of PREIT’s common shares as of December 31, 2017 of $11.89.

(3)

The amounts shown under Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested represent the aggregate of the number of RSUs, including RSUs “acquired” as a result of the application of dividends deemed credited to the account of the named executive officer. The amount shown represents the percentage of RSUs that will be earned and delivered as shares: under both the 2016 RSU plan and the 2017 RSU plan, assuming PREIT’s TSR is at the target level. No shares are included with respect to the 2015-2017 RSU plan as the performance criteria was not satisfied and no shares were issued. The vesting or expiration dates of the RSUs shown in this column are as follows:

	Joseph F. Coradino	Robert F. McCadden	Bruce Goldman	Mario C. Ventresca, Jr.	Andrew M. Ioannou
(Shown at target—100%) Expiration Date
12/31/2018	62,138	26,322	—	10,545	9,400
12/31/2019	63,286	26,809	—	11,507	9,880
Total	125,424	53,131	0	22,052	19,280

(4)	Pursuant to his Separation Agreement, Bruce Goldman’s unvested time based restricted shares vested as of December 21, 2017, and his RSU awards were forfeited as of that date.

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COMPENSATION

2017 Option Exercises and Stock Vested

The following table shows information concerning the 2017 issuance of shares in respect of performance based RSUs and the 2017 vesting of restricted shares awarded to PREIT’s Chief Executive Officer, Chief Financial Officer and other named executive officers. There were no share options exercised by PREIT’s Chief Executive Officer, Chief Financial Officer or other named executive officers in 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Joseph F. Coradino	45,305	$789,666
Robert F. McCadden	20,651	$359,947
Bruce Goldman	36,909	$478,300
Mario C. Ventresca, Jr.	6,989	$121,818
Andrew M. Ioannou	6,902	$120,302

(1)	The amounts shown in the Number of Shares Acquired on Vesting column represent the vesting of time based restricted shares. No shares were issued in association with the 2015-2017 RSU plan.

Pension Benefits

None of our named executive officers participate in or have accrued benefits under qualified or non-qualified defined benefit plans sponsored by us.

2017 Nonqualified Deferred Compensation

The following table shows information concerning contributions, earnings, distributions and balances under non-qualified defined contribution and other deferred compensation plans maintained for PREIT’s Chief Executive Officer, Chief Financial Officer and other named executive officers.

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Joseph F. Coradino	50,000	53,001	—	1,113,013
Robert F. McCadden	25,000	69,937	—	769,312
Bruce Goldman(4)	25,000	79,431	—	873,743
Mario C. Ventresca, Jr.	—	—	—	—
Andrew M. Ioannou	—	—	—	—

(1)	The amounts reported in the Other column are reported in the Summary Compensation Table under All Other Compensation.

(2)

The above-market portions of the amounts reported in this column are included in the Summary Compensation Table under Change in Pension Value and Nonqualified Deferred Compensation Earnings, to the extent they exceed 120% of the prevailing long term applicable federal rate.

(3)

Of the amounts reported, the following were previously reported as compensation to the respective named executive officers in the Summary Compensation Table prior to 2017: Joseph F. Coradino ($783,466); Robert F. McCadden ($543,454); and Bruce Goldman ($606,428).

(4)

As of the date of his retirement, January 9, 2018, Mr. Goldman’s balance, including interest that will accrue through the two payment dates in 2018, was $935,805, which includes the 2018 base contribution of $25,000 and $37,062 of interest earnings in 2018 pursuant to his Separation Agreement.

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COMPENSATION

See “ —Employment Agreements” for a description of the material terms of the supplemental retirement plans of the named executive officers.

Potential Payments Upon Termination or Change of Control

Following is a summary of the arrangements that provide for payment to a named executive officer at, following or in connection with any termination, including resignation, severance, retirement or constructive termination, or in connection with a change of control or a change in the named executive officer’s responsibilities.

Termination by Us Without Cause, Termination by a Senior Executive for Good Reason or Our Election Not to Renew the Employment Agreement Not Associated with a Change in Control

If we terminate Joseph F. Coradino’s or Robert F. McCadden’s employment for a reason other than for “cause,” which is generally defined to include fraud in connection with his employment, theft of PREIT funds, acts which are grounds for termination under our Code of Business Conduct and Ethics, indictment for a crime of moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 30 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if either of them terminates his employment with us for “good reason,” which includes PREIT’s material breach of its obligations to him under his employment agreement, a material change in the geographic location at which he provides services, or a material diminution in his authority, duties or responsibilities (in each case, after 30 days written notice and failure to cure); and in the case of Joseph F. Coradino, he is not nominated for election as a trustee, then:

•	He will be entitled to (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

for Mr. Coradino, a cash lump sum severance payment equal to 1.1 times the sum of (x) his then-current base salary (such amount being discounted to present value) plus (y) an amount calculated by multiplying such then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years;

•

for Mr. McCadden, a cash lump sum severance payment equal to two times the sum of (x) his then-current base salary (such amount being discounted to present value) plus (y) an amount calculated by multiplying such then-current base salary by the average percentage of base salary paid as a bonus to him in the last three calendar years;

•

in the case of Mr. Coradino, he and his spouse and dependents will continue to receive medical benefits for two years, and in the case of Mr. McCadden, he and his spouse and dependents will continue to receive such benefits for one year, in each case to the extent PREIT was paying for such benefits prior to such termination; and

•	the vesting of any restricted shares.

Mario C. Ventresca, Jr. is an executive officer of the Company. He does not have an employment agreement with the Company, but is covered by the PREIT Services, LLC Severance Pay Plan for Certain Officers (effective January 1, 2007) (the “Severance Plan”). Under this plan, if Mr. Ventresca is terminated other than for cause or he resigns for “good reason,” he would receive payment (A) in the amount equal to the greater of (i) 16 weeks of pay or (ii) four weeks of play plus two weeks of pay for each year of service credited to Mr. Ventresca under the plan, plus (B) a pro-rated bonus amount equal to the average of the last two bonuses that he received prior to his termination date multiplied by the portion of the year worked prior to termination, as set forth in the plan. As of December 31, 2017, Mr. Ventresca had 23 years of service credited under the plan and therefore would receive 50 weeks of pay under the plan for a termination other than for cause. In addition, if Mr. Ventresca is eligible for and elects to receive COBRA coverage, the Company will pay his premiums for medical and dental coverage for 50 weeks. As described in the Severance Plan, “good reason” means resigning because the employee declines to relocate to a new principal office that is more than 50 miles from his or her primary residence and at least 20 miles further from such residence than the employee’s current principal office.

Similarly, Andrew M. Ioannou is an executive officer of the Company. He does not have an employment agreement with the Company, but is covered by the Severance Plan. Like Mr. Ventresca, under this plan, if Mr. Ioannou is terminated other than for cause or he resigns for “good reason,” he would receive payment (A) in the amount equal to the greater of (i) 16 weeks of pay or (ii) four weeks of play plus two weeks of pay for each year of service credited to Mr. Ioannou under the plan, plus (B) a prorated bonus amount equal to the average of the last two bonuses that he received prior

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COMPENSATION

to his termination date, multiplied by the portion of the year worked prior to termination, as set forth in the plan. As of December 31, 2017, Mr. Ioannou had 16 years of service credited under the plan and therefore would receive 36 weeks of pay under the plan for a termination other than for cause. In addition, if Mr. Ioannou is eligible for and elects to receive COBRA coverage, the Company will pay his premiums for medical and dental coverage for 36 weeks.

Termination by Us for Cause

If we terminate the employment of Mr. Coradino or Mr. McCadden for cause, then:

•	PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement;

•	he and his spouse and dependents will have rights under PREIT’s health plans as provided by COBRA; and

•

he will not engage in, have an interest in or in any way be affiliated with any entity that engages within 25 miles of any property owned by PREIT in any activity that competes with the activity of PREIT for one year following such termination.

Mr. Ventresca and Mr. Ioannou will not receive any benefits under the Severance Plan if they are terminated for cause.

Death or Disability

Under our employment agreement with each of Mr. Coradino and Mr. McCadden, if he dies during the term of his employment agreement, or if he is unable to perform his duties for 120 days during any 150 day period (“disability”) and PREIT elects to terminate his employment, then:

•	He will be entitled to (less applicable withholding taxes):

•

in the case of disability, a cash lump sum payment equal to two times (in the case of Mr. Coradino) or one times (in the case of Mr. McCadden) the sum of (x) his then-current base salary minus (y) amounts reasonably projected to be paid to him under disability insurance policies for the 24-month period (in the case of Mr. Coradino) or 12-month period (in the case of Mr. McCadden) immediately following his termination of employment (such amounts being discounted to present value);

•	in the case of death, his base salary for a period of 24 months (in the case of Mr. Coradino) or 12 months (in the case of Mr. McCadden), paid in accordance with PREIT’s normal payroll practices;

•	all earned but unpaid amounts under the employment agreement;

•

if PREIT achieves its specified performance target(s), the pro rata portion of any amount payable under the annual cash incentive plan with respect to the year of termination that he would have earned had he remained employed with us;

•	the vesting of all unvested restricted shares that vest solely based on the passage of time and his continued employment; and

•

he, his spouse and dependents will continue to receive medical benefits for the 24-month period (in the case of Mr. Coradino), or 12-month period (in the case of Mr. McCadden) immediately following his termination of employment to the extent PREIT was paying for such benefits prior to such death or disability.

Mr. Ventresca and Mr. Ioannou will not receive benefits under the Severance Plan in event of death, but (i) all unvested restricted shares that vest solely based on the passage of time and continued employment will vest, and (ii) if either of them had begun to receive severance benefits at the time of death, the remaining amounts due would be paid in a lump sum to that person’s estate.

Voluntary Termination

If Mr. Coradino or Mr. McCadden voluntarily terminates his employment, PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under his employment agreement, and he will have rights under PREIT’s health plans as provided by COBRA. If Mr. Coradino or Mr. McCadden voluntarily terminates his employment with PREIT (other than for Good Reason, or in the case of Mr. McCadden (i) within 10 calendar days following the date that PREIT provides him with notice of his base salary and bonus eligibility for such fiscal year or (ii) within 10 calendar days following April 10th of the applicable fiscal year, if such compensation notice has not been received as of that date), he will not engage in, have an interest in or in any way be affiliated with any entity that engages, within 25 miles of any property owned by PREIT, in any activity which competes with the activities of PREIT or its affiliates for one year following such termination.

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COMPENSATION

If Mr. Ventresca or Mr. Ioannou voluntarily terminate their employment without good reason, they are not entitled to any benefits under the Severance Plan.

Bruce Goldman

Bruce Goldman retired from the Company effective January 9, 2018 and negotiated a Separation Agreement dated as of December 21, 2017, which modified the provisions of his previously existing employment agreement. Pursuant to his Separation Agreement, upon Mr. Goldman’s retirement date of January 9, 2018, (i) he was entitled to payment (less applicable withholding taxes) all earned but unpaid amounts through the date of retirement; (ii) he was entitled to a contribution of $25,000 to his supplemental retirement plan account on January 1, 2018 (pursuant to Section 3.7 of his employment agreement); (iii) he remained eligible to receive his 2017 bonus in the ordinary course; (iv) he and his spouse and dependents were entitled to continue to participate in the Company’s group medical, vision and dental plans, at the Company’s expense, for a period of up to 24 months; (v) his 25,988 unvested restricted shares vested (of which 13,429 were forfeited to pay applicable withholding taxes); (vi) his 40,961 Restricted Share Units in the RSU programs ending as of December 31, 2017, 2018 and 2019, respectively, terminated and were forfeited; and (vii) he was entitled to receive $391,000 (less applicable withholding taxes) as severance.

Restricted Share Unit Programs

Under the Company’s performance based equity programs, if any named executive officer (other than Mr. Goldman) is terminated by PREIT for a reason other than for “cause” or by the executive for “good reason” or because of death or disability, the named executive officer will remain eligible to receive shares under the applicable Restricted Share Unit Programs as if his employment had not terminated. If the named executive officer’s employment is terminated for any other reason, he forfeits his RSUs.

Change of Control

If there is a change of control of PREIT, then:

•

the measurement period for any outstanding RSUs would end on the date of the change of control, and shares underlying such awards will become payable, if at all, based on our relative TSR performance through that date;

•	any restricted shares will vest; and

•

if Mr. McCadden is required to pay any excise taxes imposed under Section 4999 of the Code, PREIT will reimburse Mr. McCadden for one-half of such taxes, provided that such reimbursement will not be grossed up to cover any excise, income or employment taxes assessed on that additional payment; if Mr. McCadden would receive a higher net after-tax benefit by the reduction of his payments and benefits to the minimum extent necessary to ensure that no such excise taxes apply, his payments and benefits shall be so reduced.

If the employment of Mr. Coradino or Mr. McCadden is terminated within six months before or 12 months after a change of control of PREIT without ”cause” (including our election not to renew the agreement), or by him for “good reason,” then:

•	He will be entitled to (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

a lump sum cash payment equal to three times (in the case of Mr. Coradino) or two times (in the case of Mr. McCadden) the sum of (x) his then-current base salary (discounted to present value if such termination occurs within six months before the change of control) plus (y) an amount calculated by multiplying the then-current base salary by the average percentage of base salary paid as a bonus in the last three calendar years; and

•

the executive, his spouse and dependents will continue to receive medical benefits for two years (in the case of Mr. Coradino) or one year (in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to termination.

If Mr. Ventresca or Mr. Ioannou is terminated in connection with a change of control because (i) he is not offered a position with the successor company, (ii) he declines an offered position that is more than 50 miles from his primary residence (and at least 20 miles further from such residence than his current principal office), or (iii) he declines a position because the base salary of the position is less than he then-current base salary and/or the position does not include participation in a comparable bonus program, then PREIT will pay him (less applicable withholding taxes) an

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COMPENSATION

amount equal to 104 weeks of pay, plus an amount equal to the average of the last two bonuses that he received prior to his termination date, multiplied by two. In addition, if Mr. Ventresca or Mr. Ioannou is eligible for and elects to receive COBRA coverage, the Company will pay his premiums for medical and dental coverage for 52 weeks.

All Terminations of Employment

As described above under “—Employment Agreements,” the amounts credited to the supplemental retirement plan of Mr. Coradino and Mr. McCadden as of December 31, 2004 (plus earnings thereon) are payable within 60 days of the termination of employment for any reason. The amounts credited to the supplemental retirement plan of Mr. Coradino and Mr. McCadden on and after January 1, 2005 are payable within 60 days of the termination (as defined in the employment agreement to effect compliance with or exemption from Section 409A of the Code) of employment for any reason, subject to a required delay for some payments pursuant to regulations under Section 409A of the Code. As these amounts are provided in the event of any termination of employment and are disclosed above, such amounts are not included in the amounts set forth in the tables below. See “—2017 Nonqualified Deferred Compensation.”

Assuming Joseph F. Coradino’s employment was terminated under each of these circumstances on December 31, 2017 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Coradino’s covenant not to compete or separation agreement and release, such payments and benefits would have had an estimated value of:

				Value of Accelerated Equity and Performance Awards ($)
Joseph F. Coradino	Lump Sum(1)/ Base Salary ($)		Bonus ($)	Performance Based		Time Based	Other(2) ($)	Total ($)
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	808,493		1,118,632	0	(3)	1,289,185	21,565	3,237,875
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	2,250,000	(4)	3,050,814	0		1,289,185	21,565	6,611,564
Death	1,500,000		1,012,500	0	(3)	1,289,185	21,565	3,823,250
Disability	1,099,589		1,012,500	0	(3)	1,289,185	21,565	3,422,839
Change of Control (without regard to a termination of employment)	0		0	0		1,289,185	0	1,289,185

(1)

The amounts set forth in the Lump Sum/Base Salary column are paid in a lump sum upon the occurrence of a listed event, provided that the payment of the amount payable upon the termination of Mr. Coradino’s employment in the case of his death will instead be made as a base salary continuation over the 24 month period following his death.

(2)	The amounts shown in the Other column represent amounts in respect of benefit continuation.

(3)

Represents the value of shares under any RSU program in effect that would have been received by the executive (or his estate) if the applicable Measurement Period had ended on December 31, 2017 based on our relative TSR performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(4)

Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, Mr. Coradino would receive an amount in respect of base salary of $2,204,982.

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COMPENSATION

Assuming Mr. McCadden’s employment was terminated under each of these circumstances on December 31, 2017 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. McCadden’s covenant not to compete or separation agreement and release, such payments and benefits would have had an estimated value of:

				Value of Accelerated Equity and Performance Awards ($)
Robert F. McCadden	Base Salary ($)		Bonus ($)	Performance Based		Time Based	Other (1) ($)	Total ($)
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Not Associated With a Change of Control	963,124		823,691	0	(2)	552,623	18,017	2,357,455
Without Cause, Our Election Not to Renew Employment Agreement, or For Good Reason Associated With a Change of Control	998,520	(3)	823,691	0		552,623	18,017	2,392,851
Death	499,260		399,408	0	(2)	552,623	18,017	1,469,308
Disability	313,426		399,408	0	(2)	552,623	18,017	1,283,474
Change of Control (without regard to a termination of employment)	0		0	0		552,623	0	552,623

(1)	The amounts shown in the Other column represent amounts in respect of benefit continuation.

(2)

Represents the value of shares under any RSU program in effect that would have been received by Mr. McCadden (or his estate) if the applicable Measurement Period had ended on December 31, 2017 based on our TSR performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(3)

Assumes termination occurs within 12 months after a change of control. If termination occurs within six months prior to a change of control, Mr. McCadden would receive the base salary amount listed in the row “Without Cause or For Good Reason Not Associated With a Change of Control.”

Bruce Goldman retired from the Company effective January 9, 2018 and entered into a Separation Agreement dated as of December 21, 2017, which modified the provisions of his previously existing employment agreement. Pursuant to his Separation Agreement, upon Mr. Goldman’s retirement date of January 9, 2018, (i) he was entitled to payment (less applicable withholding taxes) all earned but unpaid amounts through the date of retirement; (ii) he was entitled to a contribution of $25,000 to his supplemental retirement plan account on January 1, 2018 (pursuant to Section 3.7 of his employment agreement); (iii) he remained eligible to receive his 2017 bonus in the ordinary course; (iv) he and his spouse and dependents were entitled to continue to participate in the Company’s group medical, vision and dental plans, at the Company’s expense, for a period of up to 24 months; (v) his 25,988 unvested restricted shares vested (of which 13,429 were forfeited to pay applicable withholding taxes); (vi) his 40,961 Restricted Share Units in the RSU programs ending as of December 31, 2017, 2018 and 2019, respectively, terminated and were forfeited; and (vii) he was entitled to receive $391,000 (less applicable withholding taxes) as severance.

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COMPENSATION

Assuming Mario C. Ventresca Jr.’s employment was terminated under each of these circumstances on December 31, 2017 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Ventresca’s separation agreement and release, such payments and benefits would have had an estimated value of:

				Value of Accelerated Equity and Performance Awards ($)
Mario C. Ventresca, Jr.	Base Salary ($)	Bonus ($)		Performance Based		Time Based	Other (1) ($)	Total ($)
Without Cause or For Good Reason Not Associated With a Change of Control	346,154	350,000		0	(2)	0	16,551	712,705
Without Cause or For Good Reason Associated With a Change of Control	750,000	700,000	(3)	0		227,063	18,017	1,695,080
Death	0	0		0	(2)	227,063	0	227,063
Disability	0	0		0	(2)	227,063	0	227,063
Change of Control (without regard to a termination of employment)	0	0		0		227,063	0	227,063

(1)	The amounts shown in the Other column represent amounts in respect of benefit continuation.

(2)

Represents the value of shares under any RSU program in effect that would have been received by Mr. Ventresca (or his estate) if the applicable Measurement Period had ended on December 31, 2017 based on our TSR performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(3)

This amount represents the amount that would be paid if Mr. Ventresca is terminated in connection with a change of control because (i) he is not offered a position with the successor company, (ii) he declines an offered position that is more than 50 miles from his primary residence (and at least 20 miles further from such residence than his current principal office), or (iii) he declines a position because the base salary of the position is less than he then-current base salary and/or the position does not include participation in a comparable bonus program. If Mr. Ventresca is terminated in connection with a change in control but not for any of these specific reasons, he would be paid a bonus as provided in the row above.

Assuming Andrew M. Ioannou’s employment was terminated under each of these circumstances on December 31, 2017 and/or there was a change of control of PREIT, and without taking into account any value assigned to Mr. Ioannou’s separation agreement and release, such payments and benefits would have had an estimated value of:

				Value of Accelerated Equity and Performance Awards ($)
Andrew M. Ioannou	Base Salary ($)	Bonus ($)		Performance Based		Time Based	Other(1) ($)	Total ($)
Without Cause or For Good Reason Not Associated With a Change of Control	210,538	231,328		0	(2)	0	12,114	453,980
Without Cause or For Good Reason Associated With a Change of Control	644,000	462,655	(3)	0		200,727	18,017	1,325,399
Death	0	0		0	(2)	200,727	0	200,727
Disability	0	0		0	(2)	200,727	0	200,727
Change of Control (without regard to a termination of employment)	0	0		0		200,727	0	200,727

(1)	The amounts shown in the Other column represent amounts in respect of benefit continuation.

(2)

Represents the value of shares under any RSU program in effect that would have been received by Mr. Ioannou (or his estate) if the applicable Measurement Period had ended on December 31, 2017 based on our TSR

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performance through, and the closing price as of, that date, and assuming that the relative performance and the price remained the same at the end of the actual Measurement Period.

(3)

This amount represents the amount that would be paid if Mr. Ioannou is terminated in connection with a change of control because (i) he is not offered a position with the successor company, (ii) he declines an offered position that is more than 50 miles from his primary residence (and at least 20 miles further from such residence than his current principal office), or (iii) he declines a position because the base salary of the position is less than he then-current base salary and/or the position does not include participation in a comparable bonus program. If Mr. Ioannou is terminated in connection with a change in control but not for any of these specific reasons, he would be paid a bonus as provided in the row above.

Equity Compensation Plans

The following table summarizes PREIT’s equity compensation plans as of December 31, 2017:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans(1)(3)
Equity compensation plans approved by shareholders	10,000	(2)	$16.63	679,947
Equity compensation plans not approved by shareholders	0		0	0
Total	10,000	(2)	$16.63	679,947

(1)	Does not include shares reflected in the column entitled “Number of shares to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Does not include restricted shares awarded under PREIT’s Second Amended and Restated 2003 Equity Incentive Plan that were outstanding and unvested at December 31, 2017.

(3)

Includes 677,384 shares available for awards under PREIT’s Second Amended and Restated 2003 Equity Incentive Plan as of December 31, 2017, including shares that might become issuable pursuant to the Company’s RSU Programs, and 2,563 shares available for issuance under PREIT’s Employee Share Purchase Plan.

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Pay Ratio Disclosure

The Company and its Board of Trustees both believe that the Company’s compensation program must be consistent and equitable in order to motivate our employees to perform in a manner that maximizes shareholder value. Internal pay equity is important to us and we believe it is imperative to review the relationship between the pay our executive officers receive and the pay our non-managerial employees receive. In connection with this, we made and reviewed a comparison of the annual total compensation of our employees to that of the annual total compensation of our Chief Executive Officer, Joseph F. Coradino, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations of the SEC.

For 2017, our last completed fiscal year:

•	The median of the annual total compensation of all employees of the Company (other than our CEO), was $70,128; and

•	The annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table presented elsewhere in this proxy statement, was $3,731,229.

Based on this information, for 2017 the ratio of the annual total compensation of Mr. Coradino, our Chief Executive Officer, to the median of the total compensation of all employees was 53.2 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with the applicable SEC disclosure rules.

Methodology

To identify the median of annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and material assumptions, adjustments and estimates that we used were as follows.

1.

We determined the annual total compensation of each employee of the Company that was active as of December 31, 2017, as would have been calculated if that employee appeared on the Summary Compensation Table.

2.	Because the Company had a total of 296 employees (excluding the Chief Executive Officer) the “median employee” was determined to be the 148th and 149th highest paid employees.

3.

The annual total compensation of the median employee used in the calculation above is the average of the annual total compensation of the 148th and 149th employees. That average was then used as the denominator, and the annual total compensation of our Chief Executive Officer, as reported on the Summary Compensation Table, was used as the numerator, to generate the ratio provided above.

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PROPOSAL THREE—Approval of the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan

Overview of the 2018 Equity Incentive Plan

The Board of Trustees unanimously recommends that our shareholders approve the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan (the “2018 Plan”), which will replace the Amended and Restated Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the “Existing Equity Plan”).

The objective of the 2018 Plan is to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals who have the desired training, experience and expertise to manage our business. The goal is also to furnish additional incentives to such key individuals to promote PREIT’s success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT. The 2018 Plan is being submitted to the shareholders in this proposal because the number of shares remaining available under the Existing Equity Plan is insufficient to continue to accomplish the objectives of the Existing Equity Plan.

On April 19, 2018, our Board of Trustees, upon recommendation of our Executive Compensation and Human Resources Committee (the “Compensation Committee”), approved the 2018 Plan, subject to shareholder approval at the 2018 Annual Meeting of Shareholders. The 2018 Plan will become effective on the date the shareholders approve the 2018 Plan (the “Effective Date”). No awards have been made under the 2018 Plan.

The material differences between the Existing Equity Plan and the 2018 Plan are as follows:

•

Increase in Shares Available. As of March 31, 2018, there were 357,499 common shares available for PREIT to issue to employees or trustees under the Existing Equity Plan. If approved by the shareholders, the 2018 Plan will increase the number of shares available for grant and delivery by 1,400,000 shares, and there will be 1,757,499 shares available for grant and delivery under the 2018 Plan. This number of shares is intended to satisfy PREIT’s employee and trustee equity awards for the next several years. No further share awards will be made under the Existing Equity Plan.

•

Holding Period. Under the 2018 Plan, our CEO and any other executive officer who holds the title of Executive Vice President or Senior Vice President who receives an award will be required to hold any shares acquired upon exercise of an option or stock appreciation right for a period of one year. Similarly, such officers will be required to hold any shares acquired upon the vesting of restricted share awards, performance share awards or restricted stock unit awards for a period of one year from the date of vesting. The Existing Equity Plan does not require any minimum holding period in connection with such awards.

•

Clawback Provision. Under the 2018 Plan, any award which is subject to recoupment or clawback under any law, government regulation or stock exchange listing requirement will be subject to such recoupment and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement. The Existing Equity Plan did not have an express clawback provision.

•	Other Changes. The 2018 Plan also includes other administrative and technical changes.

The terms of the 2018 Plan will apply only to awards granted on or after the Effective Date. Awards granted prior to the Effective Date will continue to be governed by the applicable grant letters and the terms of the Existing Equity Plan without giving effect to changes made by the 2018 Plan.

Determination of Shares to be Available for Issuance

The Board of Trustees believes that our executive compensation program, and particularly the granting of equity awards, allows us to align the interests of officers, trustees, employees and other individuals who are selected to receive awards with the interests of our shareholders. The 2018 Plan is designed to enable us to formulate and implement a compensation program that will attract, motivate and retain officers and other employees who we expect will contribute to our financial success. The Board of Trustees believes that awards granted pursuant to the 2018 Plan are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the 2018 Plan. The members of the Board of Trustees and PREIT’s executive officers have an interest in the approval of this proposal to approve the 2018 Plan because they are expected to receive equity interests in PREIT through the 2018 Plan.

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As of March 31, 2018, 357,499 common shares remained available for grants of awards under the Existing Equity Plan. If this proposal is approved by our shareholders at the 2018 Annual Meeting, our share reserve will increase by 1,400,000 common shares, which means that the aggregate number of common shares that may be issued under the 2018 Plan with respect to awards granted on or after the Effective Date will be 1,757,499 shares, which is the sum of (i) 1,400,000 new shares plus (ii) 357,499 shares that remained available for awards under the Existing Equity Plan. The aggregate number of shares that may be issued under the 2018 Plan is subject to adjustments under the 2018 Plan, as described in more detail below.

In determining the number of additional shares to reserve for issuance under the 2018 Plan, we considered many factors, including our share availability under the Existing Equity Plan, our historical burn rate and our projected burn rate under the 2018 Plan, as well as the potential costs and benefits to our shareholders of the share request under the 2018 Plan.

Dilution Analysis

The table below shows our potential dilution (often referred to as overhang) levels based on our shares outstanding combined with our total equity awards outstanding, the shares currently available for grant under the Existing Equity Plan and our request for 1,400,000 new shares to be available for awards under the 2018 Plan. The 1,400,000 new shares represent potential dilution of approximately 1.74% of the Total Potential Overhang plus Shares Outstanding as of March 31, 2018, as described in the table below. For this purpose, we treat operating partnership units in PREIT Associates, L.P. (“OP Units”) as part of our shares outstanding. OP Units may be redeemed by their holders for, at PREIT’s election, cash or an equal number of PREIT’s common shares. The Board of Trustees believes that this number of shares under the 2018 Plan represents a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards in furtherance of the goals of our equity compensation program.

Potential Overhang as of March 31, 2018 with 1,400,000 New Shares
Options Outstanding as of March 31, 2018	10,000
Weighted Average Exercise Price of Options Outstanding as of March 31, 2018	$16.63
Weighted Average Remaining Term of Options Outstanding as of March 31, 2018	4.61 years
Outstanding Restricted Share Units (RSUs) as of March 31, 2018	501,430
Outstanding Unvested Restricted Shares as of March 31, 2018	656,136
Total Equity Awards Outstanding as of March 31, 2018	1,167,566
Shares Available for Grant under the Existing Equity Plan as of March 31, 2018	357,499
Shares Requested	1,400,000
Total Potential Overhang under the 2018 Plan (including all prior equity compensation plans)	1,757,499
Common Shares and OP Units Outstanding as of March 31, 2018	78,625,925
Total Potential Overhang plus Common Shares and OP Units Outstanding as of March 31, 2018	80,383,424
Potential Dilution of 1,400,000 shares as a Percentage of the sum of Total Potential Overhang plus Common Shares and OP Units Outstanding as of March 31, 2018	1.74%

Based on our current equity award practices, we estimate that the authorized shares under the 2018 Plan may be sufficient to provide us with an opportunity to grant equity awards for approximately 5.8 years, in amounts determined appropriate by the Compensation Committee, which will administer the 2018 Plan. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our shares, the mix of cash, equity awards and awards provided as long-term incentive compensation, including changes to our compensation program that involve a larger percentage of long-term incentive compensation, payouts of performance-based awards in excess of target in the event of superior performance, hiring activity and promotions during the next few years.

Burn Rate

When the Board of Trustees and the Compensation Committee make equity or equity-related awards to key individuals, they take into consideration the potential of such awards to have a dilutive effect on existing shareholders

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of PREIT, as illustrated above. One view of the potential dilution considered by the Compensation Committee is the methodology utilized by Institutional Shareholder Services, or ISS. ISS looks at a company’s “burn rate,” which is the adjusted number of full value shares awarded plus the number of options, divided by the weighted average common shares outstanding at fiscal year-end. ISS’s adjustment takes full value awards and converts them to an equivalent number of options by applying a multiplier based on the Company’s annual share price volatility. The table below sets forth the following information regarding the awards granted under the Existing Equity Plan: (i) the burn rate for each of the last three calendar years and (ii) the average burn rate over the last three calendar years. The burn rate for a year has been calculated as follows:

(i)	the number of restricted shares and RSUs granted in the applicable year,

divided by

(ii)	the weighted average number of our common shares and OP Units outstanding for the applicable year.

For completeness, we have also included in the table below a burn rate calculation based on the number of restricted shares granted and RSUs earned in the applicable year, divided by the weighted average number of our common shares and OP Units outstanding for the applicable year.

Burn Rate
Element	2017	2016	2015	Three- Year Average
Restricted Shares Granted to Employees	271,938	230,429	169,131
Restricted Shares Granted to Non-Employee Trustees	64,358	34,560	26,124
RSUs Granted	140,490	127,421	94,014
Total Number of Awards Granted	476,786	392,410	289,269
Weighted Average Number of Common Shares and OP Units Outstanding as of December 31,	77,754,000	77,601,000	76,055,000
Burn Rate (Restricted Shares and target RSUs granted)	0.613%	0.506%	0.380%	0.500%
Total Restricted Shares granted and RSUs earned(1)	336,296	264,989	329,988
Burn Rate (Restricted Shares granted and RSUs earned)	0.433%	0.341%	0.434%	0.403%
Adjusted Total Restricted shares granted and RSUs earned(2)	840,740	662,472	824,970
Adjusted Burn Rate (Restricted shares granted and RSUs earned)	1.081%	0.854%	1.085%	1.007%

(1)

No shares were earned with respect to RSUs that were granted in 2014 and 2015 and were measured for three year periods ending December 31, 2016 and 2017, respectively. A total of 134,733 shares were earned with respect to RSUs that were granted in 2013 and were measured for the three year period ending December 31, 2015.

(2)

Full value awards, such as time based restricted shares, are adjusted in this methodology with a multiplier based on share price volatility, which we have assumed to be 2.5 option shares for each 1 full value shares for the most recent measurement period.

Description of the 2018 Plan

The full text of the 2018 Plan is attached as Annex 1 to this proxy statement, and the following summary of the 2018 Plan is qualified in its entirety by reference to Annex 1.

Shares Subject to the Plan

The aggregate number of shares that may be delivered under the 2018 Plan is 1,757,499 shares (which number includes the shares that were available under the Existing Equity Plan), subject to certain restrictions set forth in the 2018 Plan. The types of awards permitted under the 2018 Plan include Incentive Stock Options (ISOs), Nonqualified Stock Options (NQSOs), Restricted Shares, Share Appreciation Rights (SARs), Performance Shares, Restricted Share

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Units (RSUs), Contract Shares, Bonus Shares and/or Dividend Equivalent Rights (DERs). No officer or key employee of PREIT may receive Options, SARs, Restricted Shares, Performance Shares and/or RSUs for more than 250,000 shares during any calendar year.

Administration of the Plan

The 2018 Plan will be administered by the Compensation Committee, but the Board of Trustees reserves the right to exercise the authority and discretion otherwise reserved to the Compensation Committee from time to time. Acts approved by a majority of the members of the Compensation Committee at a meeting at which a quorum is present, or acts without a meeting approved in writing by a majority of the members of the Compensation Committee, shall be valid acts of the Compensation Committee. Under the 2018 Plan, the Compensation Committee shall have the authority to:

•	Select the key employees and non-employee trustees to be granted awards, and to grant such awards at such time or times as it may choose;

•	Determine the type and size of each award;

•	Amend an existing award in whole or in part, subject to certain restrictions articulated in the 2018 Plan;

•	Adopt, amend and rescind rules and regulations for the administration of the 2018 Plan; and

•	Interpret the 2018 Plan, decide any question and settle any controversies that may arise in connection therewith.

Eligible Participants

The class of employees who shall be eligible to receive awards (including ISOs) under the 2018 Plan shall be any officer or other key employee of PREIT or one of its subsidiary entities, as determined by the Compensation Committee in its sole discretion (the “Key Employees”). The class of individuals who shall be eligible to receive awards (other than ISOs) under the 2018 Plan shall be the trustees of PREIT who are not employees of PREIT or of a Related Corporation or Subsidiary Entity, as defined in the 2018 Plan (the “Non-Employee Trustees” and, together with the Key Employees, the “Eligible Participants”). More than one award may be granted to an Eligible Participant under the 2018 Plan. The Company has approximately 300 employees and, if all nominees are elected, seven non-employee trustees on its Board of Trustees.

Term of Plan

No awards may be granted under the 2018 Plan after the tenth anniversary of the most recent date the 2018 Plan is adopted by our shareholders, but awards previously granted may extend beyond that date.

Awards Available under the 2018 Plan

Options

Overview

The Compensation Committee may grant both Incentive Stock Options and Nonqualified Stock Options under the 2018 Plan; however, ISOs may only be granted to Key Employees. The term of each option may not be more than ten years from the date the option was granted, or such earlier date as may be specified in the applicable award agreement. An option shall become exercisable at such time or times, and on such conditions, as the Compensation Committee may specify. The exercise price of an Option shall be determined by the Compensation Committee, subject to the following:

•

The exercise price of an ISO shall not be less than the greater of (i) 100% of the fair market value of the shares subject to the ISO, determined as of the time the ISO is granted, or (ii) the par value per share.

•

The exercise price of an NQSO shall not be less than the greater of (i) 100% of the fair market value of the shares subject to the NQSO, determined as of the time the NQSO is granted, or (ii) the par value per share.

A More-Than-10-Percent Shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Internal Revenue Code of 1984, as amended (the “Code”), shares of PREIT possessing more than 10% of the total combined voting power of all classes of shares of PREIT. For the exercise price articulated above, “100%” shall be replaced by “110%” in the case of an ISO granted to a More-Than-10-Percent Shareholder.

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Payment for Shares

The applicable award agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

•	In cash or by check, bank draft, or money order payable to the order of PREIT;

•

In shares previously acquired by the participant; provided, however, that such shares have been held by the individual for such period of time as required to be considered “mature” shares for purposes of accounting treatment;

•

By delivering a properly executed notice of exercise of the option to PREIT and a broker, with irrevocable instructions to the broker promptly to deliver to PREIT the amount of sale or loan proceeds necessary to pay the exercise price of the option; or

•	By any combination of the above-listed forms of payment or such other means as the Compensation Committee may approve.

No Dividend Equivalents; No Repricing

Options shall not earn dividend equivalents. Repricing of options shall not be permitted without shareholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following):

•	Changing the terms of an option to lower its exercise price;

•	Any other action that is treated as “repricing” under generally accepted accounting principles; and

•

Repurchasing for cash or canceling an option in exchange for another award at a time when its exercise price is greater than the fair market value of the underlying shares, unless the cancelation and exchange occurs in connection with an event involving certain corporate transactions, as outlined in the 2018 Plan.

Incentive Stock Options

An ISO is an option that, at the time such option is granted under the 2018 Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the applicable award agreement states that the option will not be treated as an ISO. Once an ISO has been granted, no action by the Compensation Committee that would cause the ISO to lose its status as an ISO under the Code will be effective without the consent of the Key Individual holding the ISO. The aggregate fair market value (as defined in the 2018 Plan) of the shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year shall not exceed $100,000. If this is not possible, the ISO shall be treated as an ISO to the extent it may be so treated under the limit and as a Nonqualified Stock Option as to the remainder.

Nonqualified Stock Options

An NQSO is an option that, at the time such option is granted under the 2018 Plan, does not meet the definition of an ISO, whether or not it is designated as an NQSO in the applicable award agreement.

Restricted Shares

Overview

Restricted Shares may be issued or transferred to Eligible Participants for no consideration. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of, unless otherwise specifically provided by the 2018 Plan. If the individual ceases to be an Eligible Participant for any reason, the Restricted Shares shall be forfeited to PREIT; however, these restrictions will lapse at such time or times, and on such conditions, as the Compensation Committee may specify in the applicable award agreement. Upon the lapse of all such restrictions, the shares will cease to be Restricted Shares for purposes of the 2018 Plan.

Annual Grant to Non-Employee Trustees

As of the first business day following each annual meeting of shareholders, such number of Restricted Shares as determined by the Board of Trustees in its sole discretion shall be issued automatically for no consideration to each

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Non-Employee Trustee then in service with PREIT (the “Annual Grant”). Restrictions with respect to Restricted Shares underlying Annual Grants will generally lapse on May 15 of each year following the applicable grant date; provided, that such restrictions will immediately lapse in full upon the Non-Employee Trustee’s death or disability (as defined in the 2018 Plan) or upon the occurrence of a change in control. If, as of the grant date of any Annual Grant, the number of shares available for issuance under the 2018 Plan is not sufficient to make all the Annual Grants then due to be issued, no Annual Grants will then be made and the Annual Grant provision of the 2018 Plan will then be automatically suspended.

Rights as a Shareholder

Unless the Compensation Committee decides otherwise, an Eligible Participant who receives Restricted Shares shall have certain rights of a shareholder with respect to the Restricted Shares, including voting and dividend rights (subject to any conditions imposed by the Compensation Committee at the time of the grant.

Share Appreciation Rights

Overview

The Compensation Committee may grant Share Appreciation Rights (SARs) to an Eligible Participant. SARs may be granted in tandem with, or independently of, Options granted under the 2018 Plan. A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted, while a SAR granted in tandem with an ISO may be granted only at the time the ISO is granted. A SAR entitles the holder to receive, with respect to each share as to which the SAR is exercised, the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted. Such excess shall be paid in cash, shares, or a combination thereof, as determined by the Compensation Committee. With respect to a SAR or SARs paid in shares, the total number of shares actually issued to an Eligible Participant with respect to such SAR or SARs, rather than the number of shares subject to such SAR or SARs, shall reduce the number of shares available for issuance under the 2018 Plan. The term of each SAR may not be more than ten years from the date the SAR was granted, or such earlier date as may be specified in the applicable award agreement.

Tandem Awards

When SARs are granted in tandem with Options, the number of SARs granted to an Eligible Participant that shall be exercisable during a specified period shall not exceed the number of shares that the Eligible Participant may purchase upon the exercise of the related Option during such period. Upon exercise of the Option, the SAR relating to the shares covered by such Option will terminate. Upon exercise of the SAR, the related Option will terminate to the extent of an equal number of shares. The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable. The SAR will be transferrable only when the related Option is transferrable, and under the same conditions. Any SARs granted in tandem with an ISO may be exercised only when the fair market value of the shares subject to the ISO exceeds the exercise price of such ISO.

Exercise of Independent SARs

A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Compensation Committee may specify in the applicable award agreement. The Compensation Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person, and delivered or mailed to PREIT, accompanied by any other documents required by the Compensation Committee.

No Dividend Equivalents; No Repricing

SARs shall not earn dividend equivalents. Repricing of SARs shall not be permitted without shareholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following):

•	Changing the terms of a SAR to lower its exercise price;

•	Any other action that is treated as “repricing” under generally accepted accounting principles; and

•

Repurchasing for cash or canceling a SAR in exchange for another award at a time when its exercise price is greater than the fair market value of the underlying shares, unless the cancelation and exchange occurs in connection with an event involving certain corporate transactions, as outlined in the 2018 Plan.

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Performance Shares

Overview

The Compensation Committee may grant Performance Shares to any Eligible Participant, conditioned upon the meeting of designated goals determined by the Compensation Committee to be important to the success of PREIT or any of its subsidiaries (“Performance Goals”). The Compensation Committee shall determine the number of Performance Shares to be granted, which may be granted in the form of RSUs. When Performance Shares or RSUs are granted, the Compensation Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the award as it deems appropriate.

Delivery of Performance Shares and RSUs

At the end of each applicable performance period, the Compensation Committee shall determine to what extent the Performance Goals and other conditions of the award have been met and the number of shares, if any, to be delivered. Any shares awarded pursuant to RSUs shall be delivered no later than the end of the Short-Term Deferral Period (as defined in the 2018 Plan), except to the extent such delivery is deferred pursuant to a deferral arrangement that complies with the requirements of Section 409A of the Code.

Dividend Equivalents

Any grant of Performance Shares or RSUs under the 2018 Plan may provide for the payment to the Eligible Participant of Dividend Equivalent Rights (DERs) thereon in cash or additional shares, provided, however, that the applicable award agreement shall provide that the Eligible Participant shall not receive any DERs unless and until such time as the Performance Shares or RSUs are earned and paid. In addition, if the payment or crediting of DERs is in respect of an award that is subject to Section 409A of the Code, then the payment or crediting of such DERs shall confirm to the requirement of Section 409A.

Contract Shares

The Compensation Committee may grant Contract Shares to any Eligible Participant, conditioned upon the individual’s continued provision of services to PREIT through the date(s) specified in the applicable award agreement. The Compensation Committee shall determine the number of Contract Shares to be granted and the date(s) on which the Contract Shares shall be delivered to the Eligible Participant. If the Eligible Participant is still providing services to PREIT as of the specified date(s), the Compensation Committee shall cause the Contract Shares to be delivered to the Eligible Participant in accordance with the terms of the applicable award agreement.

Bonus Shares

The Compensation Committee may grant Bonus Shares to any Eligible Participant as a bonus to such individual for his or her services to PREIT. The Compensation Committee shall determine the number of Bonus Shares to be granted.

Suspension, Amendment and Termination of the 2018 Plan

Our Board of Trustees, pursuant to a written resolution, may from time to time suspend or terminate the 2018 Plan or amend the 2018 Plan and any outstanding award agreement evidencing Annual Grants, and, subject to the restrictions in the 2018 Plan, the Compensation Committee may amend any outstanding awards (other than awards of Annual Grants) in any respect whatsoever. However, the Board of Trustees may not, without the approval of the shareholders, amend the 2018 Plan pursuant to any amendment that would:

•	Change the class of employees eligible to participate in the 2018 Plan with respect to ISOs;

•	Increase the maximum number of shares with respect to which ISOs may be granted under the 2018 Plan (except as permitted under the Capital Adjustments provision of the 2018 Plan, described below);

•	Extend the term for ISOs with respect to any ISOs granted under the 2018 Plan; or

•	Require shareholder approval under the applicable rules of the New York Stock Exchange or as required under any other applicable law, rule or regulation.

Such shareholder approval must be effected by a majority of all the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting

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COMPENSATION

at which a quorum representing a majority of all outstanding voting shares is, either in person or by proxy, present and voting on the 2018 Plan or such amendment.

Capital Adjustments

The maximum number of shares that may be delivered under the 2018 Plan, the maximum number of SARs not in tandem with Options, the maximum number of DERs payable in notional shares that may be granted, and the maximum number of shares with respect to which Options or SARs may be granted to any Key Employee under the 2018 Plan, and the number of shares issuable upon the exercise or vesting of outstanding awards under the 2018 Plan shall be proportionately adjusted, as the Compensation Committee may deem appropriate, to reflect any increase or decrease in the number of issued shares resulting from a subdivision, consolidation, share dividend, or similar change in PREIT’s capitalization. No capital adjustment under the 2018 Plan shall be made (i) to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Code (unless the Eligible Participant consents to such adjustment), and (ii) to an outstanding NQSO or SAR if such adjustment would constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto (unless the Eligible Participant consents to such adjustment).

Transferability of Awards

No ISO may be transferred other than by will or by the laws of descent and distribution. No other award may be transferred, except to the extent permitted in the applicable award agreement, which may be only for no consideration, or by will or the laws of descent and distribution. During an Eligible Participant’s lifetime, an award requiring exercise may be exercised only by such Eligible Participant (or in the event of the Eligible Participant’s incapacity, by the person or persons legally appointed to act on the Eligible Participant’s behalf).

Change in Control of PREIT

If a Change of Control (as defined in the 2018 Plan) occurs, each outstanding award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed Change of Control, the Compensation Committee may terminate all or a portion of any outstanding award, effective upon the consummation of the Change of Control, if it determines that such termination is in the best interests of the Company. If the Compensation Committee elects to terminate any outstanding Options or SARs, it shall give each holder thereof not less than seven days’ notice prior to any such termination, and any Option or SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including, the date immediately preceding such termination.

Further, the Compensation Committee has the sole discretion to (i) accelerate, in whole or in part, the date no which any or all Options and SARs become exercisable; (ii) remove the restrictions from the outstanding Restricted Shares; (iii) cause the delivery of any Performance Shares (even if the associated goals have not been met); (iv) cause the delivery of any Contract Shares (even if the date(s) associated therewith have not been reached); and/or (v) cause the payment of any DERs.

The Compensation Committee may also, in its discretion, change the terms of any outstanding award to reflect any such Change of Control; provided that, (i) in the case of ISOs, such change would not constitute a “modification” under Section 424(h) of the Code (unless the holder thereof consents to the change), and (ii) in the case of NQSOs and SARs, such change would not constitute a modification under Treas. Reg. § 1.409A-1(b)(5) or any amendment thereof or successor thereto (unless the holder thereof consents to the change).

In lieu of the foregoing, the Compensation Committee also has the sole discretion to arrange to have the surviving or acquiring entity or affiliate grant to each holder a replacement or substitute award which, in the judgment of the Compensation Committee, is substantially equivalent to the original award.

Company Policies

All Awards will be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board of Trustees from time to time.

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Tax Withholding

Obligation to Withhold

PREIT shall withhold from any cash payment made pursuant to an award an amount sufficient to satisfy all Federal, state and local withholding tax requirements. In the case of an award to which shares may be delivered, the Compensation Committee may require that the Eligible Participant or other appropriate person remit to PREIT an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Compensation Committee with regard to such requirements, prior to the delivery of any shares.

Election to Withhold

The Compensation Committee, in its discretion, may permit or require the Eligible Participant to satisfy the withholding requirements, in whole or in part, by electing to have PREIT withhold shares (or by returning previously acquired shares to PREIT); provided, however, that PREIT may limit the number of shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. For this purpose, shares shall be valued at their fair market value determined as of the date an amount is includible in income by the Eligible Participant, and not as of the date of grant.

Federal Income Tax Consequences

The following summarizes the U.S. federal income tax consequences to Eligible Participants and to PREIT of Awards made under the 2018 Plan. Accordingly, the summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. This discussion is intended for the information of the shareholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who will participate in the 2018 Plan. Eligible Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

From an Eligible Participant’s standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual common shares. Future appreciation on common shares held beyond the ordinary income recognition event will be taxable at capital gains rates (long-term or short-term depending on the holding period) when the shares are sold. As a general rule, PREIT Associates, L.P. will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient.

Exceptions to these general rules may arise under the following circumstances: (i) if common shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, then ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture under section 83(b) of the Code); and (ii) an award may be taxable to the recipient as ordinary income, with an additional 20% tax, at the time it becomes vested (even if the vesting date is prior to settlement of the award), if the award constitutes “deferred compensation” under section 409A of the Code, and the requirements of section 409A of the Code are not satisfied.

Non-Qualified Stock Options

There are no federal income tax consequences to Eligible Participants or to us upon the award of a non-qualified stock option. Upon the exercise of non-qualified stock options, the Eligible Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the acquired shares when exercised over the exercise price of the nonqualified stock option. PREIT Associates, L.P. generally will be entitled to a corresponding income tax deduction. Eligible Participants who are employees will be subject to applicable tax withholding requirements. Upon the sale of shares acquired upon exercise of a nonqualified stock option, an Eligible Participant will have a long-term or short-term capital gain or loss, depending on the length of time the Eligible Participant holds the shares prior to sale, in an amount equal to the difference between the amount realized upon the sale and the Eligible Participant’s basis in the shares.

Restricted Stock

An Eligible Participant normally will not recognize taxable income upon the award of restricted shares, and PREIT Associates, L.P. will not be entitled to a deduction, until such shares are transferable by the Eligible Participant or no

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COMPENSATION

longer subject to a substantial risk of forfeiture, whichever occurs earlier. However, an Eligible Participant will recognize ordinary compensation income on amounts paid to the Eligible Participant as dividends on restricted shares while the shares remain subject to restrictions. We generally will be entitled to a deduction in the same amount when such amount is included in the Eligible Participant’s income. When restricted shares are either transferable or no longer subject to a substantial risk of forfeiture, the Eligible Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common shares at that time. However, a participant, within 30 days of receiving restricted shares, may elect under Section 83(b) of the Code to recognize ordinary compensation income in the year the restricted share award is awarded in an amount equal to the difference between the fair market value of our common shares at that time, determined without regard to the restrictions, and the amount paid by the Eligible Participant for the shares, if any. In this event, PREIT Associates, L.P. generally will be entitled to a deduction in the same year. Any gain or loss recognized by the Eligible Participant upon subsequent disposition of our common shares will be a long-term or short-term capital gain or loss, depending on the length of time the Eligible Participant holds the shares prior to sale. If, after making the election, any of our common shares subject to a restricted stock award are forfeited, or if the market value declines during the restriction period, the Eligible Participant is not entitled to any tax deduction or tax refund.

RSUs

There are no immediate tax consequences to an Eligible Participant upon receiving an award of RSUs under the 2018 Plan. If the Eligible Participant is an employee, the RSUs will be taxable for purposes of the Federal Insurance Contributions Act (“FICA”) when the award is no longer subject to a substantial risk of forfeiture, regardless whether the Eligible Participant has received a distribution with respect to such award at that time. An Eligible Participant who is awarded RSUs will recognize ordinary income in an amount equal to the fair market value of shares issued to such Eligible Participant on the payment date. To the extent that PREIT Associates, L.P. and the Eligible Participant have already paid FICA taxes with respect to the RSUs, no additional FICA amounts will be owed on the payment date. PREIT Associates, L.P. generally will be entitled to a deduction in the same amount and at the same time as the Eligible Participant includes the recognized amount in ordinary income.

Performance Share Awards

There are no immediate tax consequences to an Eligible Participant upon receiving an award of performance share awards under the 2018 Plan. In the year in which the performance share awards are settled, the Eligible Participant will recognize ordinary income equal to the fair market value of the shares or cash received in settlement of the performance share awards. At that time, the Eligible Participant will be required to satisfy the tax withholding requirements applicable to such income. PREIT Associates, L.P. generally will be entitled to a deduction in the same amount and generally at the same time as the Eligible Participant includes the recognized amount in ordinary income.

SARs

The Eligible Participant will not recognize any income upon the award of a SAR. Upon the exercise of a SAR, the Eligible Participant will recognize ordinary compensation income in the amount of the cash and the fair market value of our common shares received upon such exercise. PREIT Associates, L.P. generally will be entitled to a corresponding income tax deduction.

Contract Shares/Bonus Shares

On the date of grant of Contract Shares or Bonus Shares, an Eligible Participant will recognize ordinary equal to the fair market value of the shares on such date. PREIT Associates, L.P. generally will be entitled to a deduction in the same amount and at the same time as the Eligible Participant includes the recognized amount in ordinary income. Upon the sale of Contract Shares or Bonus Shares, an Eligible Participant will have a long-term or short-term gain or loss, depending on the length of time the Eligible Participant holds the shares prior to sale, in an amount equal to the difference between the amount realized upon the sale and the Eligible Participant’s basis in the shares.

Dividend Equivalents

An Eligible Participant will recognize ordinary income on the date the DERs are paid to him or her.

Section 162(m)

Section 162(m) of the Code generally disallows a publicly-held corporation’s tax deduction for compensation paid to its chief executive officer, chief financial officer or any of its three other most highly compensated officers in excess of

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$1 million in any year. Such a disallowance should not apply, however, to the compensation expense deductions resulting from the 2018 Plan, because those are deductions of PREIT Associates, L.P., not PREIT, and they relate to compensation of employees of PREIT Associates, L.P. and its subsidiaries.

Section 280G

To the extent payments that are contingent on a change of control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax payable by the Eligible Participant and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A

The Committee may permit an Eligible Participant to defer receipt of shares that would otherwise be payable upon the vesting of RSUs. Such deferral of income is governed by Section 409A of the Code. The Committee may establish such rules and procedures as it may deem advisable and in our best interests in the event that Section 409A of the Code is implicated by any transaction under the 2018 Plan. If an amount constitutes “deferred compensation” under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied, the Eligible Participant may be subject to a 20% tax in addition to ordinary income tax inclusion at the time the award becomes vested, plus an interest-based tax. In addition, the employer may be subject to penalties for under-withholding, reporting or depositing taxes.

Registration and Listing of Shares

If PREIT shall deem it necessary to register under the Securities Act or any other applicable statute any shares purchased or otherwise delivered under the 2018 Plan, or to qualify such shares for an exemption from any such statutes, PREIT shall take such action at its own expense. Purchases and awards of shares under the 2018 Plan shall be postponed as necessary pending any such action.

Compliance with Rule 16b-3

All elections and transaction under the 2018 Plan by persons subject to Rule 16b-3 are intended to comply with at least one of the exemptive conditions under such rule. The Compensation Committee shall establish such administrative guidelines to facilitate such compliance as it may deem necessary or appropriate.

New Plan Benefits

Participation and the types of awards under the 2018 Plan are subject to the discretion of the Compensation Committee, and as a result, the benefits or amounts that will be received by any participant or groups of participants under the 2018 Plan, including from any additional shares authorized under the 2018 Plan, are not currently determinable.

Required Vote

Assuming a quorum is present, the proposal to approve the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. In addition, under NYSE listing requirements, the proposal will only be approved if a majority of the shares outstanding and entitled to vote on the proposal are cast. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan.

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COMPENSATION

PROPOSAL FOUR—Proposal to Amend the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan

Overview

The Board of Trustees unanimously recommends that our shareholders approve the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan (the “ESPP”), which will amend and replace the current Amended and Restated Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan (the “Original ESPP”). On February 9, 2018, PREIT’s Board of Trustees, upon recommendation of its Compensation Committee, approved the ESPP, subject to shareholder approval at the 2018 Annual Meeting. The ESPP will become effective on the date the shareholders approve the ESPP. The Board of Trustees has adopted the ESPP and submitted it to the shareholders in this proposal because the number of shares remaining available under the Original ESPP is insufficient to continue to accomplish the objectives of the Original ESPP.

As of March 31, 2018, there were 2,563 shares remaining and available for issuance under the Original ESPP. The ESPP would add 350,000 new shares, bringing the aggregate number of shares to 682,000, which includes the 332,000 shares already authorized under the Original ESPP. The full text of the ESPP is attached as Annex 2 to this proxy statement and the following summary of the ESPP is qualified in its entirety by reference to Annex 2.

Summary of the ESPP

Purpose

The Purpose of the ESPP is to encourage share ownership by all eligible employees by providing them the opportunity to acquire a proprietary interest (or increase that proprietary interest) in PREIT through the grant of options to purchase shares.

Shares Subject to the ESPP

The shares subject to the options in the ESPP shall be shares of common beneficial interest in PREIT, par value $1.00 per share. The aggregate number of shares that may be issued under options shall not exceed 682,000 (unless adjusted if required by the terms of the ESPP). Shares issuable under the ESPP may be authorized but unissued shares or reacquired shares, and PREIT may purchase shares required for this purpose, from time to time, if it deems such purpose advisable.

Eligible Participants

Subject to limitations set forth in the ESPP, each employee of PREIT and any designated entity controlled, directly or indirectly, by PREIT who has been employed by PREIT or such entity for at least six (6) months shall be eligible for option grants described in the ESPP.

Grant of Options

Employees shall have the right to purchase shares under options granted as of January 1, 2018 and as of each subsequent January 1, subject to the specific provisions of the ESPP. The term of each option shall be 12 calendar months (from January 1 to December 31) (“Option Term”).

Purchase Periods

Each Option Term shall contain four three-month purchase periods (January-March, April-June, July-September, and October-December), provided, however, that the initial purchase period shall be January 1, 2018 to June 30, 2018 (“Purchase Period”).

Per-Share Exercise Price

The per-share exercise price of an option for each Purchase Period of an Option Term shall be the lesser of (i) 85% of the fair market value of a share as of the most recent business day before the grant date for such Option Term, or (ii) 85% of the fair market value of a share as of the applicable exercise date (the “Per-Share Exercise Price”).

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Number of Shares Purchasable

The number of shares purchasable for a Purchase Period shall be determined by dividing the Employee’s accumulated payroll deductions (as set forth in the ESPP) for the Purchase Period by the Per-Share Exercise Price for such Purchase Period, subject to limitations on the aggregate number of shares purchasable as set forth in the ESPP (the lesser of 2,000 or the shares with a value of $25,000, as calculated under the ESPP). Full and fractional shares shall be purchasable under the ESPP, but no fractional share certificates shall be issued.

Participation via Payroll Deduction

Employees may elect to participate in the ESPP by making payroll deductions (as a whole percentage of the Employee’s compensation) for each Option Term in which the Employee remains eligible to participate. The maximum total payroll deductions may not exceed 10% of the Employee’s compensation for the Option Term.

Exercise of Option

Unless the Employee has surrendered his or her option in accordance with the ESPP, as of the last business day of the Purchase Period, the Employee will be credited for such number of whole shares and any fraction of a whole share as his or her accumulated payroll deductions shall be sufficient to pay for, subject to the limitations set forth in the ESPP.

Changes in the ESPP as Compared to the Original ESPP

The Board approved the ESPP and is submitting it for shareholder approval in order to increase the number of shares issuable under the ESPP. Additional shares are being sought to fund PREIT’s expected needs for at least the next 9 years. The material terms of the ESPP do not differ significantly from the Original ESPP.

Required Vote

Assuming a quorum is present, the proposal to approve the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. In addition, under NYSE listing requirements, the proposal will only be approved if a majority of the shares outstanding and entitled to vote on the proposal are cast. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the approval of the Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan.

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AUDIT

PROPOSAL FIVE—Ratification of Selection of Independent Auditor

The Audit Committee of the Board of Trustees has selected KPMG LLP as PREIT’s independent auditor to perform the audit of our financial statements for 2018. KPMG is a registered independent public accounting firm and served as our independent auditor for the year ended December 31, 2017. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will be given an opportunity to make a statement, if the representative so desires.

Although shareholder ratification of our selection of KPMG as our independent auditor is not required by our by-laws or otherwise, the Board of Trustees is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. Despite ratification, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of PREIT. If KPMG is not ratified, the Audit Committee, in its discretion, may select as our independent auditor any registered public accounting firm that it determines would be in the best interest of PREIT.

Board Recommendation

The Audit Committee of our Board of Trustees recommends that shareholders vote FOR the ratification of PREIT’s selection of KPMG as PREIT’s independent auditor to perform the audit of our financial statements for 2018.

Audit Committee Report

PREIT’s Audit Committee is governed by an amended and restated charter that was originally approved and adopted by PREIT on April 14, 2004. PREIT’s Board of Trustees has determined that all of the members of the Audit Committee are financially literate and independent under New York Stock Exchange listing rules and independent under PREIT’s own independence guidelines. Each member of the Audit Committee also meets the SEC’s additional independence requirements for audit committee members. In addition, PREIT’s Board of Trustees has determined that John J. Roberts and George J. Alburger are both “audit committee financial experts,” as defined by SEC rules.

PREIT’s management has primary responsibility for PREIT’s financial statements. KPMG LLP, PREIT’s independent auditor for 2017, is responsible for expressing an opinion on the conformity of PREIT’s audited financial statements with generally accepted accounting principles. Before PREIT’s Annual Report on Form 10-K for the year ended December 31, 2017 was filed with the SEC, the Audit Committee reviewed and discussed with management and KPMG the audited financial statements of PREIT for the year ended December 31, 2017, which included the consolidated balance sheets of PREIT as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2017, and the notes thereto. In connection with this review, the Audit Committee, among other things, made inquiries of PREIT’s internal auditor and KPMG with respect to the reliability and integrity of PREIT’s accounting policies and financial reporting practices, and reviewed with KPMG its views on the quality of PREIT’s implementation of accounting principles, disclosure practices and use of accounting estimates in preparing the financial statements.

The Audit Committee discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, which includes, among other items, matters related to the conduct of the audit of PREIT’s financial statements. The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to PREIT’s Board of Trustees that PREIT’s audited financial statements be included in PREIT’s Annual Report on Form 10-K for the year ended December 31, 2017.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES John J. Roberts, Chair George J. Alburger Mark E. Pasquerilla

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AUDIT

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee pre-approves all audit and permissible non-audit services to be provided to us by our independent auditor. The Audit Committee has delegated pre-approval authority between meetings of the Audit Committee to the Chair of the Audit Committee. The fees listed in the table below were properly pre-approved. The Audit Committee or its Chair considered the nature of the non-audit services provided by KPMG and determined that those services were compatible with the provision of independent audit services by KPMG.

Additional Information Regarding Our Independent Auditors

In addition to retaining KPMG to audit PREIT’s consolidated financial statements, PREIT may retain KPMG to provide other auditing and advisory services. PREIT understands the need for KPMG to maintain objectivity and independence in its audit of PREIT’s financial statements.

The aggregate fees billed for professional services by KPMG in 2017 and 2016 for these various services were:

Type of Fees	2017	2016
Audit Fees	$805,000	$780,000
Audit-Related Fees	430,000	0
Tax Fees	120,800	88,200

Total	$1,355,800	$868,200

In the table above, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees PREIT paid KPMG for professional services for the audit of PREIT’s consolidated financial statements included in PREIT’s Form 10-K, review of financial statements included in PREIT’s Forms 10-Q, including transaction reviews, and for services that are normally provided by the accountant in connection with the review of other filings and consents; “audit-related fees” are fees for comfort letters and for work performed in connection with S-3 and S-8 registration statements and prospectus supplements thereunder; and “tax fees” are fees for tax compliance, tax preparation and other tax consultation related to transactions consummated by PREIT during 2017 and 2016.

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OTHER MATTERS

PROPOSAL SIX—Other Matters

PREIT’s management knows of no matters other than those stated above to come before the meeting. However, if any other matters properly come before the meeting, the proxy being solicited in connection with this Proxy Statement confers discretionary authority with respect to those matters.

Principal Security Holders

The following table shows information concerning beneficial ownership of PREIT’s common shares by the only persons known by PREIT to be the beneficial owners of more than 5% of PREIT’s common shares of beneficial interest, primarily based on PREIT’s review of publicly available filings made with the Securities and Exchange Commission by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of Date of Applicable SEC Filing	Percent of Outstanding Shares as of April 2, 2018
The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	11,614,813	14.8%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10022	10,732,620	13.7%
Vornado Realty L.P.(3) c/o Vornado Realty Trust 888 7th Avenue New York, NY 10019	6,250,000	7.9%

(1)

Based on two Schedules 13G/A filed with the SEC on February 2, 2018 and February 9, 2018. As of December 31, 2017, the Vanguard Group, Inc. had sole voting power over 158,131 of the shares reported and sole dispositive power over 11,451,573 of the shares reported. Of these shares, Vanguard Specialized Funds-Vanguard REIT Index Fund held 4,701,952 shares, approximately 6.72% of the outstanding shares and had sole voting power with respect to these shares.

(2)

Based on a Schedule 13G/A filed with the SEC on January 19, 2018. BlackRock Inc. has sole voting power over 10,532,925 of the shares reported and sole dispositive power over 10,732,620 of the shares reported. The shares are held in various BlackRock subsidiaries including BlackRock (Netherlands) B.V., BlackRock Financial Management, Inc. BlackRock Japan Co. Ltd., BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management North Asia Limited, BlackRock Advisors, LLC, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Ltd, BlackRock Asset Management Schweiz AG, BlackRock Fund Managers Ltd, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, N.A. and BlackRock International Limited. Of these subsidiaries, only BlackRock Fund Advisors individually owns 5% or more of the outstanding shares.

(3)

On March 31, 2015 we acquired Springfield Town Center in Springfield Virginia. One element of the purchase price was 6,250,000 units of PREIT Associates, L.P., PREIT’s operating partnership (“OP Units”), reflected in the table above. OP Units may be redeemed at the election of the holder for, at PREIT’s election, cash or an equal number of PREIT’s common shares. If Vornado Realty L.P. (“Vornado”) elected to redeem its shares, and PREIT elected to effect that redemption by issuing an equal number of common shares, the 6,250,000 shares issued would be approximately 7.9% of the issued and outstanding shares of the Company after such issuance. Vornado has not filed a 13D or 13G with respect to these OP Units.

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OTHER MATTERS

Related Party Transactions Policy

The PREIT related party transactions policy requires that related party transactions be reviewed and approved or ratified by a special committee comprised of independent trustees. The Special Committee currently consists of John J. Roberts, Chair, Michael J. DeMarco, and Leonard I. Korman. Any member of the Special Committee with an interest in a related party transaction will not vote on the approval or ratification of that transaction, but may participate, to the extent requested by the Chair of the Special Committee, in the Special Committee’s consideration of that transaction.

Related parties that are covered by the policy include any executive officer, trustee, nominee for trustee or 5% shareholder of PREIT, any immediate family member of those persons, any entity that is owned or controlled by any of the foregoing persons or any entity in which such a person is an executive officer or has a substantial ownership interest. “Related party transaction” means any transaction or series of similar transactions and any material amendment or modification to such a transaction:

•	involving an amount of at least $120,000 in which PREIT is a participant and in which a related party will have a direct or indirect material interest; and

•	that occurred subsequent to the adoption of the policy and has not previously been approved or ratified pursuant to the policy.

The related party transactions policy expressly excepts certain ordinary course transactions from the review, approval and ratification requirements of the policy.

The related party transactions policy requires executive officers and trustees of PREIT to notify PREIT’s General Counsel as soon as reasonably practicable of any potential related party transaction. PREIT’s General Counsel then determines whether the transaction requires compliance with the related party transactions policy. If the transaction is a related party transaction, full details of the transaction are submitted to the Special Committee. The Special Committee will then determine whether to ratify or approve the transaction. The Special Committee considers, among other things:

•	the terms of the transaction and whether the terms are fair to PREIT and are on the same basis as if the transaction did not involve a related party;

•	the reasons for PREIT to enter into the transaction;

•	whether the transaction would impair the independence of a non-employee trustee;

•	whether the transaction presents an improper conflict for any trustee or executive officer of PREIT; and

•	the materiality of the transaction.

Except as described below, no other transactions were reviewed, ratified or approved pursuant to PREIT’s related party transactions policy because each of the transactions was either entered into before PREIT adopted the policy or is not considered to be a related party transaction under the terms of the policy. The transaction described below was, to the extent deemed necessary and appropriate by the Board of Trustees, reviewed and approved by PREIT’s Board of Trustees, the Special Committee and/or, as appropriate, the independent or non-employee members of PREIT’s Board of Trustees.

PREIT leases its principal executive offices from Bellevue Associates, an entity in which Ronald Rubin, one of our trustees, collectively with members of his immediate family and affiliated entities, owns approximately a 50% interest. Total rent expense under this lease was $1.3 million, $1.4 million, and $1.3 million for the years ended December 31, 2017, 2016, and 2015, respectively.

Incorporation by Reference

The information contained in this Proxy Statement under the headings “Compensation Committee Report” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that PREIT specifically incorporates such information by reference in a filing.

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OTHER MATTERS

Shareholders’ Proposals

Under SEC rules, certain shareholder proposals may be included in PREIT’s proxy statement. Any shareholder desiring to have such a proposal included in PREIT’s proxy statement for the annual meeting to be held in 2019 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to PREIT’s executive offices by December 22, 2018.

Where a shareholder submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the shareholder must comply with the procedures set forth in our trust agreement. The written proposal must be received by our Secretary on or before March 2, 2019 but no earlier than January 31, 2019 (unless our annual meeting is not within 30 days of the anniversary of the prior annual meeting, and then not later than the tenth business day following the date on which notice of the meeting was mailed or disclosed to the public, whichever occurs first). The notice to our Secretary must contain or be accompanied by the information required by Section 11.J of our trust agreement and must include, among other things: (i) the name and address of the shareholder intending to bring the business before the meeting; (ii) a representation as to the class, series and number of shares that such shareholder owns of record or beneficially and the respective date or dates on which such shareholder acquired such ownership; (iii) a description of all proxies, agreements, arrangements or understandings between the proposing shareholder and any other person or entity (naming each such person or entity) pursuant to which such shareholder has any right to vote any shares; (iv) the general nature of the business which such shareholder seeks to bring before the meeting and the text of the resolution or resolutions which the shareholder proposes that the shareholders adopt; (v) any material interest in such business by such shareholder, including any anticipated benefit; and (vi) with respect to such shareholder or affiliate of such shareholder, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, without limitation, any put, short position, hedged position, borrowing or lending of shares, synthetic or temporary ownership technique, swap, securities loan, option, warrant, convertible security, stock appreciation right, or any other right or security with a value derived, in part or in whole, from the value of any class or series of shares, directly or indirectly owned by such shareholder or affiliate of such shareholder) has been made, the effect or intent of which is to (A) mitigate loss to, or manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, such shareholder or any affiliate of such shareholder with respect to any shares, or (B) provide the shareholder or affiliate of such shareholder with an opportunity to receive directly or indirectly any gain from an increase or decrease in the value of the shares. In addition, the notice must be signed by a shareholder or shareholders entitled to vote at the meeting and holding, individually or collectively, at least two percent of the shares outstanding on the date of such notice. A copy of the full text of the relevant section of the trust agreement, which includes the complete list of the information that must be submitted to us before a shareholder may submit a proposal at the 2019 Annual Meeting, may be obtained upon written request directed to our Secretary at our principal executive office. A copy of our trust agreement is also posted on our website at www.preit.com.

By Order of the Board of Trustees

Lisa M. Most
Secretary

April 20, 2018

64    2018 Proxy Statement

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2018 EQUITY INCENTIVE PLAN

i

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2018 EQUITY INCENTIVE PLAN

Preamble

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) desires to continue to have the ability to award certain equity-based benefits to certain of the non-employee trustees and officers and other key employees of the Trust and its “Related Corporations” and “Subsidiary Entities” (both as defined below);

WHEREAS, the Trust desires to adopt the Plan (as defined below) in accordance with the terms hereof;

NOW, THEREFORE, the Plan is hereby adopted (subject to the approval of the shareholders of the Trust) under the following terms and conditions:

1. Purpose. The Plan is intended to provide a means whereby the Trust may grant ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, RSUs, Contract Shares, Bonus Shares and/or DERs to Key Employees and Non-Employee Trustees. Thereby, the Trust expects to attract and retain such Key Employees and Non-Employee Trustees and to motivate them to exercise their best efforts on behalf of the Trust and its Subsidiary Entities.

2. Definitions.

(a) “Annual Grant” shall have the meaning set forth in Section 7.3(c).

(b) “Award” shall mean ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, RSUs, Contract Shares, Bonus Shares and/or DERs awarded by the Committee to a Participant.

(c) “Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

(d) “Board” shall mean the Board of Trustees of the Trust.

(e) “Bonus Shares” shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

(f) “Change in Control” shall mean:

(1) The acquisition by an individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the “Outstanding Shares”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Trust unless, in connection therewith, a majority of the individuals who constitute the Board as of the date immediately preceding such transaction cease to constitute at least a majority of the Board; (ii) any acquisition by the Trust; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any entity controlled by the Trust; (iv) any acquisition by any individual, entity, or group in connection with a “Business Combination” (as defined in paragraph (3) below) that fails to qualify as a Change in Control pursuant to paragraphs (3) or (4) below; or (v) any acquisition by any Person entitled to file Schedule 13G under the Exchange Act with respect to such acquisition; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust’s shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(3) The consummation of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a “Business Combination”), in each case, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, less than 40 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination of the Outstanding Shares; or

(4) The consummation of a Business Combination, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 40 percent or more but less than 60 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination, of the Outstanding Shares, and (i) any Person (excluding any employee benefit plan (or related trust) of the Trust or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, or (ii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were not members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, or (iii) the Chief Executive Officer of the Trust at the time of the execution of the initial agreement providing for such Business Combination is not appointed or elected to a comparable or higher position with the entity resulting from such Business Combination, or (iv) the executive officers of the Trust holding the title of Executive Vice President or higher at the time of the execution of the initial agreement for such Business Combination constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from such Business Combination; or

(5) The consummation of a Business Combination, following which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 60 percent or more of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) shall not constitute a “Change in Control” unless following such transaction the provisions of paragraphs (1) or (2) are independently satisfied; or

(6) A complete liquidation or dissolution of the Trust.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(h) “Committee” shall mean the Trust’s Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act).

(i) “Contract Date” shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Shares, provided he or she is still providing services to the Trust or one of its Subsidiary Entities on each date.

(j) “Contract Shares” shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Trust or one of its Subsidiary Entities as of the future date specified in the Award Agreement.

(k) “Disability” shall mean a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(l) “DER” shall mean a dividend equivalent right—i.e., an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would be payable on any or all Shares subject to another Award granted to the Participant, or that would be payable on a number of notional Shares unrelated to any other Award, in either case had such Shares been outstanding.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:

(1) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

(2) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

(3) if paragraphs (1) and (2) above are not applicable, or the Committee desires to use another method in connection with an Award, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under (2) above, the average shall be weighed inversely by the respective numbers of trading days between the dates of reported sales and the specified valuation date, in accordance with Treas. Reg. §20.2031-2(b)(1) or any successor thereto.

(o) “ISO” shall mean an incentive stock option—i.e., an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

(p) “Key Employee” shall mean an officer or other key employee of the Trust or one of its Subsidiary Entities, as determined by the Committee in its sole discretion.

(q) “More-Than-10-Percent Shareholder” shall mean any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Trust or of a Related Corporation.

(r) “Non-Employee Trustee” shall mean a trustee of the Trust who is not an employee of the Trust or of a Related Corporation or Subsidiary Entity.

(s) “NQSO” shall mean a nonqualified stock option—i.e., an Option that, at the time such Option is granted to a Participant, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(t) “Option” is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

(u) “Participant” shall mean an individual who has been granted an Award under the Plan.

(v) “Performance Shares” shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated Performance Goals.

(w) “Performance Goals” shall mean goals deemed by the Committee to be important to the success of the Trust or any of its Subsidiary Entities. The Committee shall establish the specific measures for each such goal at the time an Award is granted, if the Committee desires to condition the Award on the achievement of Performance Goals. In creating these measures, the Committee shall use one or more of the following business criteria or such other criteria as the Committee deems appropriate: funds from operations, funds from operations per share, funds available for distribution, funds available for distribution per share, net operating income, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total shareholder return, net income, pre-tax income, earnings per Share, operating profit margin, net income margin, sales margin, cash flow, market share, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

(x) “Plan” shall mean this Pennsylvania Real Estate Investment Trust 2018 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(y) “Related Corporation” shall mean either a “subsidiary corporation” of the Trust (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Trust (if any), as defined in section 424(e) of the Code.

(z) “Restricted Shares” shall mean an Award that grants the recipient Shares at no cost, subject to whatever restrictions are determined by the Committee.

(aa) “RSU” shall mean a restricted share unit granted pursuant to Section 7.4.

(bb) “SAR” shall mean a share appreciation right—i.e., an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd) “Shares” shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

(ee) “Short-Term Deferral Period” shall mean, with respect to an amount (including Shares) payable pursuant to an Award, the 2  1/2-month period beginning on the day immediately following the last day of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture. In no event shall interest be payable to reflect a payment date after the first day of the Short-Term Deferral Period.

(ff) “Subsidiary Entity” shall mean an affiliate of the Trust that is controlled by the Trust, directly or indirectly, through one or more intermediaries.

(gg) “Trust” shall mean Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

3. Administration.

(a) The Plan shall be administered by the Committee; provided, however, that the Board reserves the right to exercise from time to time the authority and discretion otherwise reserved herein to the Committee, and, in that case, the authority and discretion of the Board will be coextensive with that of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(1)-(4) below) may be delegated to a plan administrator.

(b) The Committee shall have the authority:

(1) to select the Key Employees and Non-Employee Trustees to be granted Awards under the Plan, and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), subject to Sections 7.1(g) and 7.2(e), except that the Committee may not (i) lower the exercise price of any Option, (ii) lower the grant date Fair Market Value of any SAR or (iii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant with respect to such Award;

(5) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee (or its delegate), and all other determinations and actions of the Committee (or its delegate) made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4. Effective Date and Term of Plan.

(a) Effective Date. The Plan was adopted by the Board and became effective on April 19, 2018, and, was approved by the shareholders of the Trust pursuant to Section 9(b) on May     , 2018.

(b) Term of Plan for ISOs. No Awards may be granted under the Plan after the tenth anniversary of the most recent date the Plan is approved by the shareholders of the Trust, but Awards previously granted may extend beyond that date.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan (pursuant to Options, Restricted Shares, SARs, Performance Shares, RSUs or otherwise) is 1,757,499 Shares (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust Second Amended and Restated 2003 Equity Incentive Plan). Further, no Key Employee shall receive Options, Restricted Shares, SARs, Performance Shares and/or RSUs for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable.

Any Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof without having been exercised), any Shares that are subject to an Award that are forfeited, any Shares not delivered to the Participant because they are withheld for, or remitted by the Participant for, the payment of taxes with respect to an Award or in satisfaction of the exercise price of an Option, and any Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option is cancelled, the Shares covered by the cancelled Option shall be counted against the maximum number of Shares specified above for which Options may be granted to a single Key Employee.

6. Eligibility. The class of employees who shall be eligible to receive Awards (including ISOs) under the Plan shall be the Key Employees (including any trustees of the Trust who are also Key Employees). The class of individuals who shall be eligible to receive Awards (other than ISOs) under the Plan shall be the Non-Employee Trustees. More than one Award may be granted to a Participant under the Plan.

7. Types of Awards.

7.1 Options.

(a) Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan; however, ISOs may only be granted to Key Employees of the Trust or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Trust or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to such $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

(c) Exercise Price. Except as provided in Section 10.10, the exercise price of an Option shall be determined by the Committee, subject to the following:

(1) The exercise price of an ISO shall not be less than the greater of (i) 100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(2) The exercise price of an NQSO shall not be less than the greater of (i) 100% percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e) Exercise of Options. An Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(3) below, payment may be made as soon as practicable after the exercise). Only full Shares shall be issued under the Plan, and any fractional Share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f) Payment for Shares. The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid:

(1) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust;

(2) in Shares previously acquired by the Participant; provided, however, that such Shares have been held by the Participant for such period of time as required to be considered “mature” Shares for purposes of accounting treatment;

(3) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

(4) by any combination of the above-listed forms of payment or such other means as the Committee may approve.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

(g) No Repricing; No Dividend Equivalents. Repricing of Options shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. Options shall not earn dividend equivalents.

7.2 Share Appreciation Rights.

(a) Grant of Share Appreciation Rights. SARs may be granted to a Key Employee or a Non-Employee Trustee by the Committee. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the ISO is granted.

(b) Nature of Share Appreciation Rights. An SAR entitles the Participant to receive, with respect to each Share as to which the SAR is exercised, the excess of the Share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee. With respect to an SAR paid in Shares, the total number of Shares actually issued to a Participant with respect to such SAR, rather than the number of Shares subject to such SAR, shall reduce the number of Shares available for issuance under the Plan.

(c) Rules Applicable to Tandem Awards. When SARs are granted in tandem with Options, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SAR relating to the Shares covered by such Option will terminate. Upon the exercise of an SAR, the related Option will terminate to the extent of an equal number of Shares. The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The SAR will be transferable only when the related Option is transferable, and under the same conditions. An SAR granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.

(d) Exercise of Independent Share Appreciation Rights. A SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by any other documents required by the Committee.

(e) No Repricing; No Dividend Equivalents. Repricing of SARs shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an SAR to lower its exercise price (i.e., its starting value) (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an SAR in exchange for another Award at a time when its exercise price (i.e., its starting value) is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant. SARs shall not earn dividend equivalents.

(f) Term of SARs. The term of each SAR may not be more than 10 years from the date the SAR was granted, or such earlier date as may be specified in the Award Agreement.

7.3 Restricted Shares.

(a) General Requirements. Restricted Shares may be issued or transferred to a Key Employee or a Non-Employee Trustee for no consideration.

(b) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee or a Non-Employee Trustee of any of the Trust or its Subsidiary Entities or any reason, shall be forfeited to the Trust. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Shares for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(c) Annual Grant to Non-Employee Trustees. As of the first business day following each Annual Meeting of Shareholders of the Trust (or, if the Shares do not trade on such business day, then as of the first trading day thereafter), such number of Restricted Shares as determined by the Board in its sole discretion shall be issued automatically for no consideration to each Non-Employee Trustee then in service with the Trust. The automatic grant of Restricted Shares to each Non-Employee Trustee pursuant to the preceding sentence shall be referred to herein as the “Annual Grant.” Restrictions with respect to Restricted Shares underlying Annual Grants will generally lapse on May 15th of each year following the applicable grant date (or, if such May 15th is not a trading day, the trading day next preceding such May 15th); provided, that such restrictions will immediately lapse in full upon the Participant’s death or Disability or upon the occurrence of a Change in Control. If, as of the grant date of any Annual Grant, the number of Shares available for issuance under the Plan is insufficient to make all the Annual Grants then due to be issued pursuant to this Section 7.3(c), no Annual Grants will then be made and the operation of this Section 7.3(c) will then be automatically suspended.

(d) Rights as a Shareholder. Unless the Committee determines otherwise, a Participant who receives Restricted Shares shall have certain rights of a shareholder with respect to the Restricted Shares, including voting and dividend rights, subject to the restrictions described in subsection (b) above and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing Restricted Shares will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

(e) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Shares must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

7.4 Performance Shares; Performance Goals.

(a) Grant. The Committee may grant Performance Shares to any Key Employee or Non-Employee Trustee, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Performance Shares to be granted. Performance Shares may be granted in the form of RSUs.

(b) Performance Period and Performance Goals. When Performance Shares or RSUs are granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

(c) Delivery of Performance Shares and RSUs. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award. Any Shares awarded pursuant to RSUs shall be delivered no later than the end of the Short-Term Deferral Period, except to the extent such delivery is deferred pursuant to a deferral arrangement that complies with the requirements of Section 409A of the Code and the final regulations issued thereunder or any amendment thereof or successor thereto.

(d) Dividend Equivalents. Any grant of Performance Shares or RSUs may provide for the payment to the Participant of DERs thereon in cash or additional Shares, provided, however, that the Award Agreement shall provide that the Participant shall not receive any DERs unless and until such time as the Performance Shares or RSUs are earned and paid, and provided further that if the payment or crediting of DERs is in respect of an Award that is subject to Code Section 409A, then the payment or crediting of such DERs shall conform to the requirement of Code Section 409A and such requirements shall be specified in writing.

7.5 Contract Shares.

(a) Grant. The Committee may grant Contract Shares to any Key Employee or Non-Employee Trustee, conditioned upon the Participant’s continued provision of services to the Trust or one of its Subsidiary Entities through the date(s) specified in the Award Agreement. The Committee shall determine the number of Contract Shares to be granted.

(b) Contract Dates. When Contract Shares are granted, the Committee shall establish the Contract Date(s) on which the Contract Shares shall be delivered to the Participant, provided the Participant is still providing services to the Trust or one of its Subsidiary Entities on such date(s).

(c) Delivery of Contract Shares. If the Participant is still providing services to the Trust or to one or more of its Subsidiary Entities as of the Contract Date(s), the Committee shall cause the Contract Shares to be delivered to the Participant in accordance with the terms of the Award Agreement.

7.6 Bonus Shares. The Committee may grant Bonus Shares to any Key Employee or Non-Employee Trustee as a bonus to the Key Employee or Non-Employee Trustee for services to the Trust or to one or more of its Subsidiary Entries. The Committee shall determine the number of Bonus Shares to be granted.

7.7 Dividend Equivalent Rights. The Committee may provide for payment to a Key Employee or Non-Employee Trustee of DERs, either currently or in the future, or for the investment of such DERs on behalf of the Participant; however, any DERs relating to awards that vest based on the achievement of one or more Performance Goals will only be earned to the extent such Performance Goals are met.

7.8 Holding Period. As a condition to the Grant of an Award to the Trust’s Chief Executive Officer or to any other executive officer holding the title of Executive Vice President or Senior Vice President, such individual shall hold such Award for a minimum period of one year following (i) in the case of an Award of Options or SARs, the date of exercise of such Awards, and (ii) in the case of an Award of Restricted Shares, Performance Shares or RSUs, the date on which such Award vests.

8. Events Affecting Outstanding Awards.

8.1 Termination of Service (Other Than by Death or Disability). If a Participant ceases to be an employee or trustee of any of the Trust and its Subsidiary Entities for any reason other than death or Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by the Participant that were not exercisable immediately prior to the Participant’s termination of service shall terminate at that time. Any Options or SARs that were exercisable immediately prior to the termination of service will continue to be exercisable for three months (or for such longer period as the Award Agreement states), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months in the event of termination of service in specific circumstances. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the time of termination of service must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, RSUs, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

8.2 Death or Disability. If a Participant dies or terminates his or her services on account of a Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by a Participant that were not exercisable immediately prior to the Participant’s death or termination of service on account of Disability shall terminate at the date of death or termination of service on account of Disability. Any Options or SARs that were exercisable immediately prior to death or termination of service on account of Disability, as the case may be, will continue to be exercisable by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the person or persons to whom the Option or SAR is transferred by will or the laws of descent and distribution (in the case of death), for the one-year period ending with the first anniversary of the Participant’s death or termination of service on account of Disability (or for such shorter or longer period as may be provided in the Award Agreement), and shall thereupon terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the date of death or termination of service on account of Disability, as the case may be, must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, RSUs, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to death or termination of service on account of Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or termination of service on account of Disability.

8.3 Capital Adjustments. The maximum number of Shares that may be delivered under the Plan, the maximum number of SARs not in tandem with Options, the maximum number of DERs payable in notional

Shares that may be granted, and the maximum number of Shares with respect to which Options or SARs may be granted to any Key Employee under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), share dividend, or similar change in the capitalization of the Trust. No adjustment under this Section shall be made (i) to an outstanding ISO if such adjustment would constitute a modification under section 424(h) of the Code, unless the Participant consents to such adjustment, and (ii) to an outstanding NQSO or SAR if such adjustment would constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to such adjustment.

8.4 Certain Corporate Transactions.

(a) In the event of a Change of Control, each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed Change of Control, the Committee may terminate all or a portion of any outstanding Award, effective upon the consummation of the Change of Control, if it determines that such termination is in the best interests of the Trust. If the Committee decides to terminate outstanding Options or SARs, the Committee shall give each Participant holding an Option or SAR to be terminated not less than seven days’ notice prior to any such termination, and any Option or SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and SARs become exercisable, (ii) remove the restrictions from the outstanding Restricted Shares, (iii) cause the delivery of any Performance Shares, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Shares, even if the Contract Date(s) have not been reached, and/or (v) cause the payment of any DERs. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such Change of Control; provided that, (i) in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code unless the Participant consents to the change, and (ii) in the case of NQSOs and SARs, such change would not constitute a modification under Treas. Reg. §1.409A-1(b)(5)(v) or any amendment thereof or successor thereto unless the Participant consents to the change.

(b) In lieu of the action described in subsection (a) above, the Committee may, in its discretion, arrange to have the surviving or acquiring entity or affiliate grant to each Participant a replacement or substitute award which, in the judgment of the Committee, is substantially equivalent to the Award.

9. Suspension, Amendment or Termination of the Plan.

(a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend the Plan and any outstanding Award Agreement evidencing Annual Grants, and, except as provided in Sections 3(b)(4), 7.1(a), 7.1(e), 7.1(g), 7.2(e) and 8.4(a), the Committee may amend any outstanding Awards (other than Awards of Annual Grants) in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below)—

(1) no amendment may be made that would—

(A) change the class of employees eligible to participate in the Plan with respect to ISOs;

(B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

(C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder; and

(2) no amendment may be made that would require shareholder approval under the applicable rules of the New York Stock Exchange or as required under any other applicable law, rule or regulation.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

(b) Manner of Shareholder Approval. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

10. Miscellaneous.

10.1 Documentation of Awards. Awards shall be evidenced by such written Award Agreements as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which by the Participant will evidence agreement by the Participant to the terms thereof.

10.2 Rights as a Shareholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3 Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant’s legal representative, the Trust will be under no obligation to deliver Shares pursuant to such exercise until the Trust is satisfied as to the authority of such representative.

10.4 Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased or otherwise delivered under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5 Compliance with Rule 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6 Tax Withholding.

(a) Obligation to Withhold. The Trust shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Shares may be delivered, the Committee may require that the Participant or other appropriate person remit to the Trust an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

(b) Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Trust withhold Shares (or by returning previously acquired Shares to the Trust); provided, however, that the Trust may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant). The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7 Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement, which may be only for no consideration, or by will or the laws of descent and distribution. During a Participant’s lifetime, an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, by the person or persons legally appointed to act on the Participant’s behalf).

10.8 Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9 Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, trustees and key employees of another entity that engages in a merger, consolidation, acquisition of assets, or similar transaction with the Trust or a Related Corporation, provided the terms of the substitute Awards so granted conform to the terms set forth in this Plan (except that the exercise price of any substituted Option—whether an ISO or an NQSO—may be adjusted according to the provisions of section 424(a) of the Code, if the grant of such substituted Option is pursuant to a transaction described in such section of the Code).

10.10 Clawback. Notwithstanding any other provisions in the Plan, any Award which is subject to recoupment or clawback under any law, government regulations or stock exchange listing requirement, will be subject to such recoupment and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

10.11 Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer on any person any right to continued employment by the Trust or any of its Subsidiary Entities or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

10.12 Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust or any of its Subsidiary Entities, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust’s by-laws or Pennsylvania law.

10.13 Application of Funds. Any cash proceeds received by the Trust from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Trust. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury shares.

10.14 Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Key Employees or Non-Employee Trustees under, the Plan and Awards granted hereunder.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

EMPLOYEE SHARE PURCHASE PLAN

(As Amended and Restated Effective as of February 9, 2018)

i

Page

	9.11	Adjustment in Number of Shares Exercisable	B-6

	9.12	Delivery	B-6

	9.13	Registration and Listing of Shares	B-6

	9.14	Other Provisions	B-6

10.	Compliance With Rule 16B-3		B-6

11.	Indemnification of Committee		B-6

12.	Amendment or Termination of Plan		B-7

13.	Application of Funds		B-7

14.	Miscellaneous		B-7

	14.1	Provisions of Plan Binding	B-7

	14.2	Employment	B-7

	14.3	Shareholder Approval	B-7

	14.4	Applicable Law	B-7

ii

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

EMPLOYEE SHARE PURCHASE PLAN

(As Amended and Restated Effective as of February 9, 2018)

1. Purpose. The Pennsylvania Real Estate Investment Trust (the “Trust”) previously adopted The Pennsylvania Real Estate Investment Trust Employee Share Purchase Plan, initially effective April 1, 1999 (the “Plan”), in order to encourage share ownership by all eligible employees by providing them the opportunity to acquire a proprietary interest (or increase their proprietary interest) in the Trust. The Plan was amended and restated effective June 3, 2010. The Plan is hereby amended and restated in its entirety effective as of February 9, 2018. The Plan is not intended to be an “employee stock purchase plan” within the meaning of Section  423 of the Code.

2. Administration. The Plan shall be administered by the Executive Compensation and Human Resources Committee of the Board of Trustees of the Trust (the “Committee”). Acts approved by a majority of the Committee at a meeting at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust.

The Committee shall have full and final authority, in its discretion but subject to the express provisions of the Plan: (i) to interpret the Plan; (ii) to make, amend, and rescind rules and regulations relating to the Plan; (iii) to determine the terms and provisions of the instruments by which options shall be evidenced; and (iv) to make all other determinations necessary or advisable for the administration of the Plan. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. Any and all authority of the Committee may be delegated by the Committee to a plan administrator.

3. Eligibility.

3.1 General Rule. Except as provided in paragraphs (b) below and subject to Section 9(e), each employee of the Trust, PREIT Services, LLC (“Services”) or any designated entity controlled, directly or indirectly, by the Trust who has been employed by the Trust, Services, or a designated entity for at least six months shall be eligible for option grants described in Section 5. The Trust, Services and any designated entity are hereinafter referred to individually as a “Participating Employer.”

3.2 Exceptions. An employee will not be eligible to participate in the Plan if he or she is customarily employed by a Participating Employer for 20 hours or less per week or if he or she is customarily employed by a Participating Employer for not more than five months in any calendar year. In addition, in no event may an employee be granted an option if such employee, immediately after the options granted, would own shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Trust.

4. Shares. The shares subject to the options as provided herein shall be shares of common beneficial interest in the Trust, par value $1.00 per share (“Shares”). The aggregate number of Shares that may be issued under options shall not exceed 682,000; provided that such number shall be adjusted if required by Section 9(h). Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Trust may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

5. Grant of Option.

5.1 Grant of Option. Employees shall have the right to purchase Shares under options granted as of January 1, 2018 (or, in the Committee’s discretion, as soon as administratively practicable thereafter) and as of each subsequent January l (the “Grant Dates”). Each employee who meets the eligibility requirements of Section 3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he or she becomes an eligible employee, and on each succeeding Grant Date, provided he or she continues to meet the eligibility requirements of Section 3. The term of the options (the “Option Term”) shall be 12 calendar months (from January 1 to December 31).

5.2 Purchase Periods. Each Option Term shall contain four three-month Purchase Periods (January-March, April-June, July-September, and October-December), provided, however, that the initial Purchase Period shall be January 1, 2018 to June 30, 2018.

5.3 Number of Shares Purchasable Under Option. Subject to the limitation in paragraph (d) below, at the beginning of each Option Term each eligible employee shall be granted an option, exercisable in installments at the end of each Purchase Period during such Option Term, to purchase up to a number of Shares equal to the total of the number of Shares purchasable by the employee for each Purchase Period in the Option Term. The number of Shares purchasable for a Purchase Period shall be determined by dividing the employee’s accumulated payroll deductions (as described in Section 6) for the Purchase Period by the per-share exercise price (determined in accordance with Section 9(b)) of the option installment for such Purchase Period. For example, if an employee makes payroll deductions of $6,000 for a 12-month Option Term ($1,500 for each Purchase Period in the Option Term) and the per-share exercise price for each Purchase Period is $19.55, $20.40, $21.25, and $22.10, respectively, then the number of Shares purchasable by the employee for the Option Term is 286, determined as follows:

$1,500	$1,500	$1,500	= 76 + 73 + 70 + 67 = 286
	$1,500
$19.55 +	$20.40 +	$21.25 +
	$22.10 +

Full and fractional Shares shall be purchasable under the Plan. However, in accordance with Section 9(1), no fractional Share certificates shall be issued.

5.4 Limitation on Aggregate Number of Shares Purchasable Under Option. Subject to the limitations described in Section 9(m), the aggregate number of full Shares purchasable under an option for an Option Term shall not exceed the lesser of (i) 2,000 (subject to adjustment under Section 9(h)), or (ii) the number determined by dividing $25,000 by the fair market value of a share (as described in Section 9(b)) on the most recent business day before the Grant Date for such Option Term. Further, if the total number of Shares to be purchased on any date in accordance with Section 7(a) exceeds the Shares then available under the Plan (after deduction of all Shares that have been purchased under Section 7(a)), the Committee shall make a pro rata allocation of the Shares remaining available in as nearly a uniform manner as shall be practical and as it shall determine to be equitable.

6. Participation.

6.1 Payroll Deductions. Subject to rules established by the Committee from time to time, an eligible employee may elect to participate in the Plan by making payroll deductions (as a whole percentage of the employee’s compensation, subject to the limits set forth in paragraph (b) below) for each Option Term in which the employee is eligible to participate. For purposes of this Plan, “compensation” shall mean the total salary or wages paid to an employee during an Option Term, excluding any commissions, bonuses, overtime, or other extra or incentive pay.

6.2 Maximum Payroll Deduction. The maximum total payroll deductions for any employee for an Option Term may not exceed 10 percent of the employee’s compensation for the Option Term.

6.3 General Assets; Taxes; No Interest. All payroll deductions made for an employee shall be credited to his or her account as of the payday as of which the deduction is made. All payroll deductions shall be held by the Trust (or by a Participating Employer as agent for the Trust). All such contributions shall be held as part of the general assets of the Trust, and shall not be held in trust or otherwise segregated from the Trust’s general assets. No interest shall be paid or accrued on any such contributions. Each employee’s right to the contributions credited to his or her account shall be that of a general and unsecured creditor of the Trust.

6.4 Automatic Refund. The balance credited to the account of an employee automatically shall be refunded in full (without interest) if his or her status as an employee of the Trust and all Participating Employers terminates for any reason whatsoever during a Purchase Period. Such refunds shall be made as soon as practicable after the Committee has actual notice of any such termination.

6.5 Participation after Surrender. Each employee who has satisfied the eligibility requirements of Section 3 but who has elected to surrender all or a portion of his or her option in accordance with Section 8 (or, as described in paragraph (g) below, is deemed to have surrendered his or her option) for an Option Term, shall be granted an option in accordance with Section 5 in subsequent Option Terms, provided the employee continues to meet the eligibility requirements of Section 3. However, such employee must submit a new payroll deduction agreement under paragraph (a) above in order to begin payroll deductions for a subsequent Option Term.

6.6 No Contract to Purchase. Electing to make payroll deductions for any Option Term will not constitute a contract to purchase any of the Shares purchasable under an option.

6.7 Waiver of Rights. An employee who fails to elect to participate in the Plan for an Option Term in the manner and within the time provided under paragraph (a) above shall be deemed to have surrendered the option granted to the employee for such Option Term and shall have no further rights under the Plan with respect to such surrendered option.

7. Exercise of Option.

7.1 Method of Exercise. Unless the employee has surrendered his or her option in accordance with Section 8(a) (or is deemed to have surrendered his or her option under Section 6(g)) before the end of a Purchase Period, as of the last business day of the Purchase Period (the “Exercise Date”), the employee will be credited for such number of whole Shares and any fraction of a whole share (computed to the number of decimal places set by the Committee) as his or her accumulated payroll deductions shall be sufficient to pay for, subject to the limitations of Section 5(d).

7.2 Tax Withholding. The Trust and each Participating Employer shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of Shares made under this Plan, including (without limitation) by withholding tax amounts from other amounts then payable to an employee.

7.3 Return of Excess Payroll Deductions. Any payroll deductions remaining after the employee exercises an option for an Option Term shall be refunded to the employee.

8. Employee’s Right to Surrender Option.

8.1 Surrender of Option. An employee may elect to surrender his or her option during any Purchase Period of an Option Term and withdraw any payroll deductions already made for such Purchase Period under the Plan by giving written notice to the Trust. However, in order for such surrender to be effective for the Purchase Period, the employee’s written notice must be received by the Trust on or before thirty calendar days prior to the end of the Purchase Period. All of such employee’s payroll deductions will be refunded to him or her as soon as practicable after the Trust receives the employee’s notice of withdrawal and no further payroll deductions will be made from the employee’s pay until the employee completes a new payroll deduction agreement in accordance with Section 6(a) for a subsequent Option Term. As to any option so surrendered, the employee shall have no further right of any nature at any subsequent time.

8.2 Effect on Later Participation. An election to surrender an option during a Purchase Period of an Option Term shall preclude the employee from participating in any remaining Purchase Periods of such Option Term, but will not have any effect upon his or her eligibility to participate in the Plan for subsequent Option Terms.

9. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall prescribe, provided that all employees granted such options shall have the same rights and privileges (except as otherwise required by Section 5), and provided further that such options and option agreements shall comply with and be subject to the terms and conditions set forth below.

9.1 Employee Notification and Agreement. Employees shall be notified (i) of the requirements they must meet to be granted options under the Plan, (ii) about the terms and conditions of such options, and (iii) that any employee eligible to be granted options under the Plan may request a copy of the Plan. An employee’s agreement to the terms of an option will be evidenced by his or her payroll deduction agreement with the Trust or a Participating Employer for an Option Term.

9.2 Option Price. The per-share exercise price of an option for each Purchase Period of an Option Term shall be the lesser of (i) 85% of the fair market value of a Share as of the most recent business day before the Grant Date for such Option Term, or (ii) 85% of the fair market value of a Share as of the applicable Exercise Date. In making such determination for a Purchase Period, during such time as the Shares are listed upon an established stock exchange or exchanges, the per share “fair market value” shall be deemed to be the mean between the highest and lowest quoted selling prices on the relevant date. During such time as the Shares are not listed upon an established stock exchange, the per-share fair market value shall be determined by the Committee by a method sanctioned by the Code, or rules and regulations thereunder. The fair market value per share is to be determined in accordance with Treas. Reg. Section 1.421-7 (e) and 20.2031-2. Subject to the foregoing, the Committee in fixing the exercise price shall have full authority and be fully protected in doing so.

9.3 Medium and Time of Payment. The exercise price of an option for a Purchase Period shall be payable in United States dollars upon the exercise of the option for such Purchase Period, and shall be payable only by accumulated payroll deductions made in accordance with Section 6.

9.4 Term of Option. No option may be exercised after the end of the Option Term in which the option was granted.

9.5 Termination of Employment; Change in Status. In the event that an employee ceases to be employed by the Trust and all Participating Employers as an eligible employee for any reason during the employee’s participation in an Option Term, he or she will be deemed to have surrendered his or her option and his or her accumulated payroll deductions shall be refunded in accordance with Section 6(d). Whether an authorized leave of absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee in accordance with applicable law, which determination, unless modified by the Board (in accordance with applicable law), shall be final and conclusive.

9.6 Designation of Beneficiary. An eligible employee may designate a beneficiary (i) who shall receive the balance credited to his or her account if the employee dies before the end of a Purchase Period and (ii) who shall receive the Shares, if any, purchased for the employee under this Plan if the employee dies after the end of a Purchase Period but before either the certificate representing such Shares has been delivered to the employee or before such Shares have been credited to a brokerage account maintained for the employee. Such designation may be revised in writing at any time by the employee by filing an amended designation, and his or her revised designation shall be effective at such time as the Committee receives such amended designation. If a deceased employee failed to designate a beneficiary or, if no person so designated survives an employee or, if after checking his or her last known mailing address, the whereabouts of the person so designated are unknown, then the employee’s estate shall be treated as his or her designated beneficiary under this paragraph (f).

9.7 Nontransferability. Except as provided in paragraph (f) above, neither payroll deductions made by an employee, nor any rights with regard to the exercise of an option or to receive Shares, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee or by his or her beneficiary. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect. An option may be exercised only by the employee.

9.8 Changes In Capital Structure. Subject to any required action by the shareholders, the number of Shares designated in Section 4 and Section 5(d)(i), the number of Shares covered by each outstanding option, and the price per share of each such option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Trust resulting from a subdivision (share-split) or consolidation (reverse-split) of shares or the payment of a share dividend (but only on the Shares) or any other similar change in the capitalization of the Trust, without receipt of consideration by the Trust.

Subject to any required action by the shareholders, if the Trust is not the surviving entity in any merger or consolidation, the Committee, in its discretion may either (i) cause each outstanding option to apply to the securities to which a holder of the number of Shares subject to the option would have been entitled, or (ii) cause each outstanding option to terminate, provided that each employee then holding an option under this Plan shall, in such event, have the right immediately prior to such merger or consolidation, to exercise his or her option to the extent of his or her accumulated payroll deductions. In the event of the dissolution or liquidation of the Trust, the Committee shall cause each outstanding option to terminate, provided that each employee then holding an option under this Plan shall, in such event, have the right immediately prior to such dissolution or liquidation, to exercise his or her option to the extent of his or her accumulated payroll deductions.

In the event of a change in the Shares of the Trust as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Shares within the meaning of the Plan.

To the extent that the foregoing adjustments relate to shares or securities of the Trust, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided in this paragraph (h), an employee shall have no rights by reason of any subdivision or consolidation of shares of any class, the payment of any share dividend, any other increase or decrease in the number of shares of any class, or any dissolution, liquidation, merger, or consolidation or spin-off of assets or shares of another corporation; and any issue by the Trust of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the option.

The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Trust to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

9.9 Rights as a Shareholder. An employee shall have no rights as a shareholder with respect to any Shares covered by his or her option until the date the option is exercised in accordance with the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered, except as provided in paragraph (h) above.

9.10 Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes and not with a view to resale or distribution, except that in the event the Shares subject to such option are registered under the Securities Act of 1933, as amended (the “Securities Act”), or in the event a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Trust such condition is not required under the Securities Act or any other applicable law, regulation or rule of any governmental agency.

9.11 Adjustment in Number of Shares Exercisable. If the aggregate number of Shares to be purchased under options granted under the Plan exceeds the aggregate number of Shares specified in Section 4, the Trust shall make a pro rata allocation of the Shares available for distribution so that the limit of Section 4 is not exceeded, and the balance of payroll deductions made by each participating employee shall be returned to him or her as promptly as possible.

9.12 Delivery. A book-entry record of the Shares purchased by each employee shall be maintained by the Trust’s Share transfer agent. Notwithstanding the foregoing, when a refund is made to an employee pursuant to Section 6(d), the employee may leave the Shares in the Plan or may direct that all Shares then held for the employee under the Plan be delivered to him or her. However, (i) no Share certificate representing a fractional Share shall be delivered to an employee or to an employee and any other person, (ii) cash equal to the fair market value of an employee’s fractional share shall be distributed (when an employee requests a distribution of certificates for all of the Shares held for him or her) in lieu of such fractional share unless an employee in light of Rule 16b-3 (as described in Section 10) waives his or her right to such cash payment, and (iii) the Committee shall have the right to charge an employee for registering Shares in the name of the employee and any other person. No employee (or any person who makes a claim for, on behalf of, or in place of an employee) shall have any interest in any Shares under this Plan until they have been reflected in the book-entry record maintained by the Share transfer agent or the certificate for such Shares has been delivered to such person.

9.13 Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statutes any Shares purchased under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. If Shares are listed on any national securities exchange at the time any Shares are purchased hereunder, the Trust shall make prompt application for the listing on such national share exchange of such Shares, at its own expense. Purchases of Shares hereunder shall be postponed as necessary pending any such action.

9.14 Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, provided that no such provision may in any way be in conflict with the terms of the Plan.

10. Compliance With Rule 16B-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate. If any provision of this Plan, any administrative guideline, or any act or omission with respect to this Plan (including any act or omission by an employee) fails to satisfy such exemptive condition under Rule 16b-3 or otherwise is inconsistent with such condition, such provision, guideline, or act or omission shall be deemed null and void.

11. Indemnification of Committee. In addition to such other rights of indemnification as they may have as trustees or as members of the Committee, the members of the Committee shall be indemnified by the Trust against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Trust the opportunity, at its own expense, to handle and defend the same.

12. Amendment or Termination of Plan. The Committee may, to the extent permitted by law, from time to time, with respect to any Shares, including those Shares subject to options that may be exercised in the Purchase Period in which the action occurs, suspend, discontinue, revise, or amend the Plan in any respect whatsoever. Notwithstanding any other provision of this Plan, the Committee may terminate this Plan at any time, upon 10 days’ notice to employees, by declaring an early end to the Option Term then in effect. In that event, the end of the Purchase Period then in effect will be accelerated to the date designated by the Committee, and all accumulated payroll deductions will be used to purchase Shares in accordance with Section 7. Furthermore, the Plan may not, without the approval of a majority of the votes cast at a duly held shareholders meeting at which a quorum representing a majority of all outstanding common shares is, either in person or by proxy, present and voting on the Plan, be amended in any manner that will increase the number of shares subject to the Plan or change the class of employees eligible to receive options under the Plan.

13. Application of Funds. The proceeds received by the Trust from the sale of Shares pursuant to options will be used for general corporate purposes.

14. Miscellaneous.

14.1 Provisions of Plan Binding. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee’s estate and the executors, administrator or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

14.2 Employment. The right to participate in this Plan shall not constitute an offer of employment and no election to participate in this Plan shall constitute an employment agreement between an employee and a Participating Employer. Any such right or election shall have no bearing whatsoever on the employment relationship between an employee and any other person. A Participating Employer shall have the absolute right, in its discretion, to terminate an employee’s employment, whether or not such termination may result in a partial or total termination of his or her option under this Plan. Finally, no employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to continued employment.

14.3 Shareholder Approval. This Plan shall be submitted for the approval of a majority of the votes cast at a duly held shareholders meeting at which a quorum representing a majority of all outstanding common shares is, either in person or by proxy, present and voting on the Plan. Prior to approval of this Plan by the Trust’s common shareholders, no common shares may be issued under this Plan. The Committee shall have the authority hereunder to change the Purchase Periods and the respective Exercise Dates related thereto if necessary to carry out the intent of the prior sentence.

14.4 Applicable Law. Pennsylvania law shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BELLEVUE 200 S. BROAD STREET, 3rd Floor PHILADELPHIA, PA 19102 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Pennsylvania Real Estate Investment Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Trustees recommends you vote FOR the following: nominee(s) on the line below. 1. Election of Trustees Nominees 01) George J. Alburger, Jr. 02) Joseph F. Coradino 03) Michael J. DeMarco 04) JoAnne A. Epps 05) Leonard I. Korman 06) Mark E. Pasquerilla 07) Charles P. Pizzi 08) John J. Roberts The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION. 3. APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2018 EQUITY INCENTIVE PLAN. 4. APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN. 5. RATIFICATION OF THE SELECTION OF OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2018. NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 0000377544_1 R1.0.1.17 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

You are urged to sign and return this Proxy so that you may be sure that these shares will be voted. If you vote your proxy by Internet or telephone, you do NOT need to mail back your proxy card. You may view the Annual Report and Proxy Statement on the Internet at www.preit.com Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com . Annual Meeting of Shareholders PENNSYLVANIA REAL ESTATE INVESTMENT TRUST May 31, 2018 This Proxy is solicited on behalf of the Board of Trustees PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED. The undersigned, revoking all prior proxies, hereby appoints Joseph F. Coradino, Leonard I. Korman, and Charles P. Pizzi and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all shares of beneficial interest of Pennsylvania Real Estate Investment Trust held of record by the undersigned at the close of business on April 2, 2018 at the Annual Meeting of Shareholders to be held on Thursday, May 31, 2018 and at any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR THE ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION, FOR THE APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST 2018 EQUITY INCENTIVE PLAN, FOR THE APPROVAL OF THE PENNSYLVANIA REAL ESTATE INVESTMENT TRUST EMPLOYEE SHARE PURCHASE PLAN, AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2018. 0000377544_2 R1.0.1.17
Continued and to be signed on reverse side